                                                                    EXHIBIT 10.1

                      ------------------------------------

                      INTEGRATED ELECTRICAL SERVICES, INC.

                     AND EACH OF THE GUARANTORS PARTY HERETO

                               ------------------

                              THE BANK OF NEW YORK

                                     TRUSTEE

                               ------------------

                                    INDENTURE

                          DATED AS OF NOVEMBER 24, 2004

                               -------------------

                 SERIES A 6.5% SENIOR CONVERTIBLE NOTES DUE 2014

                 SERIES B 6.5% SENIOR CONVERTIBLE NOTES DUE 2014

                     ---------------------------------------

                                TABLE OF CONTENTS

                                                                                                                   Page
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
Article I Definitions and Incorporation by Reference.............................................................    1

         Section 1.1     Definitions.............................................................................    1
         Section 1.2     Other Definitions.......................................................................    8
         Section 1.3     Incorporation by Reference of Trust Indenture Act.......................................    9
         Section 1.4     Rules of Construction...................................................................   10
         Section 1.5     Acts of Holders.........................................................................   10

Article II The Securities........................................................................................   11

         Section 2.1     Form and Dating.........................................................................   11
         Section 2.2     Execution and Authentication............................................................   12
         Section 2.3     Registrar, Paying Agent and Conversion Agent............................................   13
         Section 2.4     Paying Agent to Hold Money and Securities in Trust......................................   13
         Section 2.5     Securityholder Lists....................................................................   13
         Section 2.6     Transfer and Exchange...................................................................   14
         Section 2.7     Replacement Securities..................................................................   15
         Section 2.8     Outstanding Securities; Determination of Holder's Action................................   16
         Section 2.9     Temporary Securities....................................................................   17
         Section 2.10    Cancellation............................................................................   17
         Section 2.11    Persons Deemed Owners...................................................................   17
         Section 2.12    Special Transfer Provisions.............................................................   18
         Section 2.13    CUSIP Numbers...........................................................................   22
         Section 2.14    Re-Issuance as Same Series..............................................................   22
         Section 2.15    Issuance of Additional Securities.......................................................   23

Article III Repurchase of Securities.............................................................................   23

         Section 3.1     Purchase of Securities at Option of the Holder..........................................   23
         Section 3.2     Purchase of Securities at Option of the Holder upon a Fundamental Change................   23
         Section 3.3     Conditions to the Company's Election to Pay the Repurchase Price or the
                         Fundamental Change Repurchase Price in Common Stock.....................................   24
         Section 3.4     Notices; Method of Exercising Repurchase Right, Etc. ...................................   26
         Section 3.5     Deposit of Repurchase Price or Fundamental Change Repurchase Price......................   31
         Section 3.6     Covenant to Comply With Securities Laws Upon Purchase of Securities.....................   31

Article IV Redemption of Securities..............................................................................   32

         Section 4.1     Optional Redemption.....................................................................   32
         Section 4.2     Election to Redeem; Notice to Trustee...................................................   32
         Section 4.3     Selection by Trustee of Securities to Be Redeemed.......................................   32

         Section 4.4     Notice of Redemption....................................................................   33
         Section 4.5     Deposit of Redemption Price.............................................................   34
         Section 4.6     Securities Payable on Redemption Date...................................................   34
         Section 4.7     Conversion Arrangement on Call for Redemption...........................................   34

Article V Covenants..............................................................................................   35

         Section 5.1     Payment of Securities...................................................................   35
         Section 5.2     SEC and Other Reports...................................................................   35
         Section 5.3     Compliance Certificate..................................................................   36
         Section 5.4     Further Instruments and Acts............................................................   36
         Section 5.5     Maintenance of Office or Agency.........................................................   37
         Section 5.6     Delivery of Certain Information.........................................................   37
         Section 5.7     Existence...............................................................................   37
         Section 5.8     Resale of Certain Securities............................................................   37
         Section 5.9     Liquidated Damages Under the Registration Rights Agreement..............................   37
         Section 5.10    Information for IRS Filings.............................................................   38
         Section 5.11    Additional Subsidiary Guarantees........................................................   38
         Section 5.12    Book-Entry System.......................................................................   38

Article VI Make-Whole Premium and Redemption Premium.............................................................   38

         Section 6.1     Entitlement to Make-Whole Premium and Redemption Premium................................   38
         Section 6.2     Payment of Make-Whole Premium and Redemption Premium....................................   43
         Section 6.3     Adjustment to the Make-Whole Premium....................................................   43

Article VII Successor Corporation................................................................................   44

         Section 7.1     When Company May Merge or Transfer Assets...............................................   44

Article VIII Defaults and Remedies...............................................................................   45

         Section 8.1     Events of Default.......................................................................   45
         Section 8.2     Acceleration............................................................................   47
         Section 8.3     Other Remedies..........................................................................   47
         Section 8.4     Waiver of Past Defaults.................................................................   47
         Section 8.5     Control by Majority.....................................................................   47
         Section 8.6     Limitation on Suits.....................................................................   48
         Section 8.7     Rights of Holders to Receive Payment....................................................   48
         Section 8.8     Collection Suit by Trustee..............................................................   48
         Section 8.9     Trustee May File Proofs of Claim........................................................   48
         Section 8.10    Priorities..............................................................................   49
         Section 8.11    Undertaking for Costs...................................................................   49
         Section 8.12    Waiver of Stay, Extension or Usury Laws.................................................   50
         Section 8.13    Restoration of Rights and Remedies......................................................   50
         Section 8.14    Rights and Remedies Cumulative..........................................................   50
         Section 8.15    Delay or Omission Not Waiver............................................................   50

Article IX Trustee...............................................................................................   51

         Section 9.1     Duties of Trustee.......................................................................   51
         Section 9.2     Rights of Trustee.......................................................................   52
         Section 9.3     Individual Rights of Trustee............................................................   53
         Section 9.4     Trustee's Disclaimer....................................................................   53
         Section 9.5     Notice of Defaults......................................................................   53
         Section 9.6     Reports by Trustee to Holders...........................................................   54
         Section 9.7     Compensation and Indemnity..............................................................   54
         Section 9.8     Replacement of Trustee..................................................................   55
         Section 9.9     Successor Trustee by Merger.............................................................   56
         Section 9.10    Eligibility; Disqualification...........................................................   56
         Section 9.11    Preferential Collection of Claims Against Company.......................................   56

Article X Discharge of Indenture.................................................................................   56

         Section 10.1    Discharge of Liability on Securities....................................................   56
         Section 10.2    Repayment to the Company................................................................   56

Article XI Amendments............................................................................................   57

         Section 11.1    Without Consent of Holders..............................................................   57
         Section 11.2    With Consent of Holders.................................................................   57
         Section 11.3    Compliance with Trust Indenture Act.....................................................   59
         Section 11.4    Revocation and Effect of Consents, Waivers and Actions..................................   59
         Section 11.5    Notation on or Exchange of Securities...................................................   59
         Section 11.6    Trustee to Sign Supplemental Indentures.................................................   59
         Section 11.7    Effect of Supplemental Indentures.......................................................   59

Article XII Subsidiary Guarantees................................................................................   59

         Section 12.1    Guarantee...............................................................................   59
         Section 12.2    Limitation on Guarantor Liability.......................................................   61
         Section 12.3    Execution and Delivery of Subsidiary Guarantee..........................................   61
         Section 12.4    Guarantors May Consolidate, Etc.  on Certain Terms......................................   62
         Section 12.5    Releases................................................................................   62

Article XIII Conversions.........................................................................................   63

         Section 13.1    Conversion Privilege; Limitations on Conversion.........................................   63
         Section 13.2    Conversion Procedure; Fractional Shares; Cash Settlement................................   67
         Section 13.3    Adjustment of Conversion Price..........................................................   69
         Section 13.4    Consolidation or Merger of the Company..................................................   77
         Section 13.5    Notice of Adjustment....................................................................   78
         Section 13.6    Notice in Certain Events................................................................   79
         Section 13.7    Company To Reserve Stock................................................................   79
         Section 13.8    Taxes on Conversion.....................................................................   80
         Section 13.9    Conversion After Record Date............................................................   80

         Section 13.10   Responsibility of Trustee for Conversion Provisions.....................................   81
         Section 13.11   Unconditional Right of Holders to Convert...............................................   81
         Section 13.12   Common Stock Restricted Securities Legends..............................................   81

Article XIV Miscellaneous........................................................................................   82

         Section 14.1    Trust Indenture Act Controls............................................................   82
         Section 14.2    Notices.................................................................................   82
         Section 14.3    Communication by Holders with Other Holders.............................................   83
         Section 14.4    Certificate and Opinion as to Conditions Precedent......................................   83
         Section 14.5    Statements Required in Certificate or Opinion...........................................   83
         Section 14.6    Separability Clause.....................................................................   84
         Section 14.7    Rules by Trustee, Paying Agent, Conversion Agent and Registrar..........................   84
         Section 14.8    Governing Law...........................................................................   84
         Section 14.9    No Recourse Against Others..............................................................   84
         Section 14.10   Successors..............................................................................   84
         Section 14.11   Multiple Originals......................................................................   84
         Section 14.12   Designated Senior Indebtedness..........................................................   84

SCHEDULE I     Existing Guarantors

EXHIBIT A      Form of Global Security

EXHIBIT B      Form of Certificated Security

EXHIBIT C      Transfer Certificate

EXHIBIT D      Institutional Accredited Investor Letter

EXHIBIT E      Exchange Certificate

EXHIBIT F      Common Stock Restricted Securities Legend

EXHIBIT G      Form of Notation of Subsidiary Guarantee

EXHIBIT H      Form of Supplemental Indenture

      INDENTURE, dated as of November 24, 2004, among INTEGRATED ELECTRICAL SERVICES, INC., a corporation duly organized and existing under the laws of the State of Delaware, having its principal office at 1800 West Loop South, Suite 500, Houston, Texas 77027 (the "Company"), the Guarantors (as defined) and THE BANK OF NEW YORK, a New York banking corporation, as Trustee hereunder (the "Trustee").

      Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Company's Series A 6.5% Senior Convertible Notes due 2014 (the "Series A Securities") and the Company's Series B 6.5% Senior Convertible Notes due 2014 (the "Series B Securities" and together with the Series A Securities, the "Securities"):

                                   ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE

      Section 1.1 Definitions.

      "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

      "AMEX" means American Stock Exchange LLC.

      "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Security, in each case to the extent applicable to such transaction and as in effect from time to time.

      "Bankruptcy Code" means Title 11 of the United States Code entitled "Bankruptcy", as now or hereafter in effect, or any successor thereto.

      "Board of Directors" means either the board of directors of the Company or any duly authorized committee of such board.

      "Board Resolution" means a resolution of the Board of Directors.

      "Business Day" means a day other than a Saturday or Sunday or any day on which banking institutions in The City of New York, New York or Houston, Texas are authorized or obligated by law or regulation to close.

      "Capital Lease Obligation" means, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease that would at such time be required to be capitalized on a balance sheet in accordance with GAAP.

      "Capital Stock" means, with respect to any Person, any and all shares, interests, membership interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) the equity of such Person, whether now outstanding or issued after the date hereof, including without limitation, all common stock and preferred stock.

      "Certificated Securities" means Securities that are issued in certificated, fully registered form, in the form attached hereto as Exhibit B.

      "Change of Control" means the occurrence of one or more of the following events:

            (1) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the Company's assets to any Person or group of related Persons (other than to any of the Company's wholly owned Subsidiaries) as defined in Section 13(d) of the Exchange Act;

            (2) the approval by the holders of the Company's Capital Stock of any plan or proposal for liquidation or dissolution;

            (3) if any Person or group shall become the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of shares representing more than 50% of the aggregate ordinary voting power represented by issued and outstanding Voting Stock of the Company; or

            (4) any consolidation or merger by the Company where Persons who are beneficial owners (as defined in Rule 13d-3 under the Exchange Act) of the Company's shares of Voting Stock immediately prior to such transaction no longer own at least a majority of the total voting power of the continuing or surviving corporation or entity.

Notwithstanding anything in this Indenture to the contrary, a "Change of Control" will not be deemed to have occurred in respect of any of the foregoing if at least 90% of the consideration, excluding cash payments for fractional shares, in the subject transaction or event consists of shares of Capital Stock or American Depositary Shares that are (A) listed on, or immediately after the transaction or event will be listed on the NYSE or another United States national securities exchange, or (B) approved, or immediately after the transaction or event will be approved, for quotation on the NASDAQ National Market or any similar United States system of automated dissemination of quotations of securities prices.

      "Closing Date" means the date of this Indenture.

      "Closing Price" means, for any security as of any date, the last closing trade price for such security on the principal United States securities market on which such security is traded (which is currently the NYSE with respect to the Common Stock) as reported by Bloomberg Financial Markets (or any successor thereto, "Bloomberg"), or, if such exchange begins to operate on an extended hours basis and does not designate the closing trade price, then the last trade price of such security prior to 4:00:00 p.m. (New York City time) as reported by Bloomberg, or, if such exchange is not the principal securities exchange or trading market for such security, the last trade price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no last trade price is reported for such security by Bloomberg, the average of the highest bid prices and the lowest ask prices of any market makers for such security as reported in the "pink sheets" by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Price of such security on such date shall be the fair market value as mutually determined by the Company and the Majority Holders.

      "Closing Price Per Share" means, with respect to the Common Stock, for any day, the Closing Price per share of Common Stock.

      "Common Stock" means the Common Stock, par value $0.01 per share, of the Company existing on the date of this Indenture or any other shares of Capital Stock of the Company into which such Common Stock shall be reclassified or changed.

      "Company" means the party named as the "Company" in the first introductory paragraph of this Indenture, until a successor replaces it pursuant to the applicable provisions of this Indenture and, thereafter, shall mean such successor. The foregoing sentence shall likewise apply to any subsequent such successor or successors.

      "Company Request" or "Company Order" means a written request or order signed in the name of the Company by any two Officers.

      "Conversion Date" means, with respect to any Holder, the date on which such Holder has satisfied all the requirements to convert its Securities pursuant to Section 13.2.

      "Corporate Trust Office" means the principal office of the Trustee at which at any time its corporate trust business shall be administered, which office at the date hereof is located at 101 Barclay St., 8th Floor West, New York, New York 10286, Attention: Corporate Trust Services, or such other address as the Trustee may designate from time to time by notice to the Holders and the Company, or the principal corporate trust office of any successor Trustee (or such other address as a successor Trustee may designate from time to time by notice to the Holders and the Company).

      "Default" means an event which is, or after notice or lapse of time or both would be, an Event of Default.

      "Domestic Subsidiary" means any Subsidiary of the Company formed under the laws of the United States or any state of the United States or the District of Columbia or that guarantees or otherwise provides direct credit support for any Indebtedness of the Company.

      "DTC" means The Depository Trust Company.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "Fundamental Change" means any Change of Control or Termination of Trading.

      "Fundamental Change Conversion Period" means the period from and including the fifteenth (15th) Trading Day before the Effective Date of a Fundamental Change to and including the fifteenth (15th) Trading Day after the Effective Date of the Fundamental Change.

      "GAAP" means generally accepted accounting principles in the United States of America in effect from time to time.

      "Global Security" means a Security that is registered in the register of Securities in the name of a Depositary or a nominee thereof, in the form attached hereto as Exhibit A.

      "Guarantee" means a guarantee other than by endorsement of negotiable instruments for collection in the ordinary course of business, direct or indirect, in any manner including, without limitation, by way of a pledge of assets or through letters of credit or reimbursement agreements in respect thereof, of all or any part of any Indebtedness (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services, to take or pay or to maintain financial statement conditions or otherwise).

      "Guarantors" means each Subsidiary of the Company that is bound by a Subsidiary Guarantee in accordance with the provisions of this Indenture, and their respective successors and assigns, in each case, until the Subsidiary Guarantee of such Person has been released in accordance with the provisions of this Indenture.

      "Hedging Obligations" means, with respect to any Person, the net payment obligations of such Person under (i) interest rate swap agreements, interest rate cap agreements and interest rate collar agreements and (ii) other similar agreements or arrangements in each case entered into in the ordinary course of business and pursuant to past practices designed to protect such Person against fluctuations in commodity prices, interest rates or currency exchange rates.

      "Holder" or "Securityholder" means a Person in whose name a Security is registered on the Registrar's books.

      "Indebtedness" of any Person means (a) any indebtedness, whether or not contingent, (i) in respect of borrowed money, (ii) evidenced by bonds, notes, debentures or similar instruments, (iii) letters of credit (or reimbursement agreements in respect thereof), (iv) banker's acceptances, (v) representing Capital Lease Obligations, (vi) the unpaid balance of the deferred purchase price of any property, except to the extent that any such balance that constitutes an accrued expense or trade payable in accordance with GAAP, (vii) representing any Hedging Obligation, in each case, if and to the extent any of the foregoing indebtedness (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet prepared in accordance with GAAP, as well as all Indebtedness of others secured by a lien on any asset of such Person (whether or not such Indebtedness is assumed by such Person) and, (b) to the extent not otherwise included in clause (a) hereof, the Guarantee by such Person of any Indebtedness of any other Person. The amount of any Indebtedness outstanding as of any date shall be (i) the accreted value thereof, in the case of any Indebtedness that does not require current payments of interest, and (ii) the principal amount thereof, together with any interest thereon that is more than 30 days past due, in the case of any other Indebtedness.

      "Indenture" means this Indenture, as amended or supplemented from time to time in accordance with the terms hereof.

      "Interest Payment Dates" shall mean each May 1 and November 1, commencing on May 1, 2005.

      "Interest Rate" means 6.5%.

      "Issue Date" of any Security means the date on which the Security was originally issued or deemed issued as set forth on the face of the Security.

      "Liquidated Damages" shall mean all liquidated damages then owing pursuant to the Registration Rights Agreement and all Conversion Block Liquidated Damages then owning pursuant to the provisions of Section 13.1(c).

      "Majority Holders" shall mean the Holders of more than 50% of the aggregate principal amount of the Securities at the time outstanding.

      "NYSE" means The New York Stock Exchange, Inc.

      "Officer" means the Chairman of the Board, the Vice Chairman, the Chief Executive Officer, the President, the Chief Financial Officer, the Chief Accounting Officer, any Vice President, the Treasurer, the Controller, or the Secretary of the Company.

      "Officers' Certificate" means a written certificate containing the information specified in Section 14.4 and Section 14.5, signed in the name of the Company by any two Officers, and delivered to the Trustee. An Officers' Certificate given pursuant to Section 5.3 shall be signed by the Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Treasurer or Controller of the Company but need not contain the information specified in
Section 14.4 and Section 14.5. Upon request of the Trustee from time to time, the Company shall deliver incumbency certificates of the Officers who are authorized to deal with the Trustee on behalf of the Company, and such certificates shall contain specimen or facsimile signatures of such Officers.

      "Opinion of Counsel" means a written opinion containing the information specified in Section 14.4 and Section 14.5, from legal counsel who is reasonably acceptable to the Trustee. The counsel may be an employee of, or counsel to, the Company or the Trustee.

      "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

      "Purchase Agreement" means that certain Purchase Agreement dated as of November 22, 2004 among the Company, the Guarantors (on the Closing Date) and the Initial Purchasers.

      "QIB" means a Qualified Institutional Buyer as defined in Rule 144A of the Securities Act.

      "Redemption Conversion Period" means, with respect to any redemption of Securities pursuant to Article IV and a related conversion of Securities pursuant to Article XIII, the period from and including the date of the applicable Redemption Notice to and including the last Trading Day prior to the Redemption Date specified in such Redemption Notice. Notwithstanding the foregoing or any other provision of this Indenture, a Redemption Conversion Period shall be deemed not to include any day that occurs within a Fundamental Change Conversion Period, and the Company shall not be obligated to pay any Redemption Premium in respect of, or otherwise by reason of, any conversion of Securities that gives rise to an obligation on the part of the Company to pay a Make-Whole Premium.

      "Redemption Premium" means, with respect to any redemption of Securities pursuant to Article IV and with respect to a conversion of such Securities pursuant to Article XIII during the related Redemption Conversion Period, the aggregate net present value of the remaining scheduled payments of interest that, but for the redemption or conversion of such Securities hereunder, would have accrued on such Securities during the period from the Redemption Date (in the case of a redemption) or the Conversion Date (in the case of a conversion) through the Stated Maturity, calculated using a discount rate equal to the Treasury Yield at 5:00 p.m. on the third Business Day preceding such Redemption Date or Conversion Date, as the case may be.

      "Registration Rights Agreement" means the Registration Rights Agreement, dated as of the date hereof, among the Company and the Initial Purchasers.

      "Responsible Officer" means any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, or to whom any corporate trust matter is referred because of such Person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

      "Restricted Security" means a Security required to bear the restrictive legend set forth in the form of Security set forth in Exhibits A or B of this Indenture, as applicable.

      "Rule 144" means Rule 144 under the Securities Act (or any successor provision), as it may be amended from time to time.

      "Rule 144A" means Rule 144A under the Securities Act (or any successor provision), as it may be amended from time to time.

      "SEC" means the Securities and Exchange Commission.

      "Securities" has the meaning assigned to it in the preamble to this Indenture and shall include the Securities issued pursuant to Section 2.2 hereof.

      "Securities Act" means the Securities Act of 1933, as amended.

      "Securityholder" or "Holder" means a Person in whose name a Security is registered on the Registrar's books.

      "Series A Securities" has the meaning assigned to it in the preamble to this Indenture.

      "Series B Securities" has the meaning assigned to it in the preamble to this Indenture.

      "Share Limitation" means the Williams Act Limitation and, if and only if the provisions of Section 13.1(c) are applicable as set forth in the first sentence of Section 13.1(c), the limitations set forth in Section 13.1(c).

      "Significant Subsidiary" shall have the meaning ascribed to such term in Rule 405 of the Securities Act.

      "Stated Maturity," when used with respect to any Security, means November 1, 2014.

      "Subsidiary" means any Person of which at least a majority of the outstanding Voting Stock shall at the time directly or indirectly be owned or controlled by the Company or by one or more Subsidiaries or by the Company and one or more Subsidiaries.

      "Subsidiary Guarantee" means the Guarantee by each Guarantor of the Company's obligations under this Indenture and the Securities pursuant to the terms of this Indenture.

      "Termination of Trading" shall be deemed to have occurred if the Common Stock or other Capital Stock into which the Securities are convertible is neither listed for trading on the NYSE or the AMEX nor approved for listing on the NASDAQ National Market or the NASDAQ SmallCap Market, and no American Depositary Shares or similar instruments for such common stock are so listed or approved for listing in the United States.

      "TIA" means the Trust Indenture Act of 1939 as in effect on the date of this Indenture, provided, however, that in the event the TIA is amended after such date, TIA means, to the extent required by any such amendment, the TIA as so amended.

      "Trading Day" means (x) if the applicable security is quoted on the Nasdaq National Market System, a day on which trades may be made thereon or (y) if the applicable security is listed or admitted for trading on the NYSE, the AMEX or another national securities exchange, a day on which the NYSE, the AMEX or such other national securities exchange is open for business or (z) if the applicable security is not so listed, admitted for trading or quoted, any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

      "Treasury Yield" means the yield to maturity at the time of computation of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15 (519) that has become publicly available on the third Business Day prior to the Redemption Date (or, if such Statistical Release is no longer published, any publicly available source for similar market data)) most nearly equal to the then remaining term of the Securities to the Stated Maturity; provided, however, that if the then remaining term of the Securities to the Stated Maturity is not equal to the constant maturity of a United States Treasury security for which a weekly average yield is given, the Treasury Yield shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of United States Treasury securities for which such yields are given, except that if the then remaining term of the Securities to the Stated Maturity is less than one year, the Treasury Yield will be the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year.

      "Trustee" means the party named as the "Trustee" in the first paragraph of this Indenture until a successor replaces it pursuant to the applicable provisions of this Indenture and, thereafter, shall mean such successor. The foregoing sentence shall likewise apply to any subsequent such successor or successors.

      "Voting Stock" of a Person means Capital Stock of such Person of the class or classes pursuant to which the holders thereof have the general voting power to elect, or the general power to appoint, at least a majority of the board of directors, managers or trustees of such Person (other than by reason of the happening of any contingency).

      "Weighted Average Price" means, for any security as of any date, the dollar volume-weighted average price for such security on the principal United States securities market on which such security is traded (which is currently the NYSE with respect to the Common Stock) as reported by Bloomberg through its "Volume at Price" functions during the period beginning at 9:30:01 a.m. (New York City time) (or such other time as such market publicly announces is the official open of trading), and ending at 4:00:00 p.m. (New York City time) (or such other time as such market publicly announces is the official close of trading), or, if such exchange is not the principal securities exchange or trading market for such security, the dollar volume-weighted average price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if the dollar volume-weighted average price of such security is not reported for such security by Bloomberg, the average of the highest bid prices and the lowest ask prices of any market makers for such security as reported in the "pink sheets" by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Weighted Average Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the Majority Holders.

      Section 1.2 Other Definitions.

Term:                                                                 Defined in:
----                                                                  ----------
"Agent Members"...................................................   Section 2.12(e)(v)
"Aggregate Cap"...................................................   Section 13.1(c)
"Available Treasury Shares" ......................................   Section 13.1(c)
"Bankruptcy Law"..................................................   Section 12.2
"beneficial owner"................................................   Section 3.4(j)
"Calculation Agent"...............................................   Section 6.1(b)
"Cash Settlement Amount"..........................................   Section 13.2
"Cash Settlement Notice Period"...................................   Section 13.2
"Common Stock Restricted Securities Legend".......................   Section 13.12
"Company Notice"..................................................   Section 3.4(a)

Term:                                                                 Defined in:
----                                                                  ----------
"Conversion Agent"................................................   Section 2.3
"Conversion Block Liquidated Damages".............................   Section 13.1(c)
"Conversion Obligation"...........................................   Section 13.2
"Conversion Price"................................................   Section 13.1(a)
"Conversion Retraction Period"....................................   Section 13.2
"Depositary"......................................................   Section 2.1
"Effective Date"..................................................   Section 6.1(a)(i)
"Election of Holder to Require Repurchase"........................   Section 2.1
"Event of Default"................................................   Section 8.1
"Exchange Cap"....................................................   Section 13.1(c)
"Expiration Time".................................................   Section 13.3(f)
"Fundamental Change Repurchase Date"..............................   Section 3.2
"Fundamental Change Repurchase Notice"............................   Section 3.4(b)
"Fundamental Change Repurchase Price".............................   Section 3.2
"Holder's Conversion Notice"......................................   Section 13.2
"Initial Purchasers"..............................................   Section 2.15
"Legend"..........................................................   Section 2.6(f)
"Make-Whole Premium"..............................................   Section 6.1(a)(iii)
"Make-Whole Premium Table"........................................   Section 6.1(a)(iii)(C)
"Non-Electing Share" .............................................   Section 13.4
"Non-Stock-Converted Principal Amount"............................   Section 13.2
"Notice of Default"...............................................   Section 8.1
"Optional Redemption Price".......................................   Section 4.1
"Paying Agent"....................................................   Section 2.3
"Purchasers"......................................................   Section 4.7
"Purchased Shares" ...............................................   Section 13.3(f)
"Redemption Date".................................................   Section 4.4(a)
"Redemption Notice"...............................................   Section 4.4(a)
"Registrar".......................................................   Section 2.3
"Repurchase Date".................................................   Section 3.1
"Repurchase Notice"...............................................   Section 3.4(b)
"Repurchase Price"................................................   Section 3.1
"Rule 144A Information"...........................................   Section 5.6
"Stockholder Approval"............................................   Section 13.1(c)
"Stock Price".....................................................   Section 6.1(a)(ii)
"Stock Price Cap" ................................................   Section 6.1(a)(iii)(B)
"Stock Price Threshold" ..........................................   Section 6.1(a)(iii)(A)
"transfer" .......................................................   Section 2.6(g)
"Trigger Event" ..................................................   Section 13.3(d)
"Williams Act Limitation".........................................   Section 13.1(b)

      Section 1.3 Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

            "Commission" means the SEC.

            "indenture securities" means the Securities.

            "indenture security holder" means a Securityholder.

            "indenture to be qualified" means this Indenture.

            "indenture trustee" or "institutional trustee" means the Trustee.

            "obligor" on the Securities and the Subsidiary Guarantees means the Company and the Guarantors, respectively, and any successor obligor upon the Securities and the Subsidiary Guarantees, respectively.

      All other TIA terms used in this Indenture that are not defined herein and that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule have the meanings assigned to them by such definitions.

      Section 1.4 Rules of Construction. Unless the context otherwise requires:

            (a) a term has the meaning assigned to it;

            (b) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

            (c) "or" is not exclusive;

            (d) "including" means including, without limitation; and

            (e) words in the singular include the plural, and words in the plural include the singular.

      Section 1.5 Acts of Holders.

            (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company and/or the Guarantors, as described in Section
      14.2. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee, the Company and the Guarantors, if made in the manner provided in Section 1.5(b).

            (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to such officer the execution thereof. Where such execution is by a signer acting in a capacity other than such signer's individual capacity, such certificate or affidavit shall also constitute sufficient proof of such signer's authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

            (c) The principal amount and serial number of any Security and the ownership of Securities shall be proved by the Registrar.

            (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

            (e) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the outstanding Securities shall be computed as of such record date; provided, however, that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

                                   ARTICLE II

                                 THE SECURITIES

      Section 2.1 Form and Dating. The Securities (including the form of election to require repurchase (the "Election of Holder to Require Repurchase") and the Trustee's certificate of authentication) shall be substantially in the form of Exhibits A and B, which are a part of this Indenture. The Securities may have such other notations, legends or endorsements required by law, stock exchange rule or usage (provided, however, that any such notation, legend or endorsement required by usage is in a form reasonably acceptable to the Company). The

Company shall provide any such other notations, legends or endorsements to the Trustee in writing. Each Security shall be dated the date of its authentication.

      The Securities shall initially be issued in the form of a Global Security, which shall be (a) substantially in the form of Exhibit A attached hereto, (b) registered in the name of DTC or the nominee thereof (DTC, or any successor thereto, and any such nominee being hereinafter referred to as the "Depositary"), (c) executed by the Company, and authenticated and delivered by the Trustee, in accordance with this Section 2.1 and with Section 2.2 and (d) deposited with the Trustee at its Corporate Trust Office, as custodian for the Depositary.

      Each Global Security shall represent such of the outstanding Securities as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Securities from time to time endorsed thereon and that the aggregate amount of outstanding Securities represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges, repurchases and conversions. Any adjustment of the aggregate principal amount of a Global Security to reflect the amount of any increase or decrease in the amount of outstanding Securities represented thereby shall be made by the Trustee in accordance with instructions given by the Holder thereof as required by Section 2.12 hereof and shall be made on the records of the Trustee, the Registrar and the Depositary.

      Section 2.2 Execution and Authentication. The Securities shall be executed on behalf of the Company by any Officer. The signature of the Officer on the Securities may be manual or facsimile.

      Securities bearing the manual or facsimile signatures of individuals who were, at the time of the execution of the Securities, Officers shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of authentication of such Securities.

      No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

      The Trustee shall authenticate and deliver for original issue, without any further action by the Company (notwithstanding anything to the contrary set forth in this Indenture), (a) on the Closing Date, Securities with an aggregate principal amount not to exceed $36,000,000 and (b) then thereafter in accordance with the provisions of Section 2.15, Securities (with an aggregate principal amount not to exceed $14,000,000) in an aggregate principal amount specified in one or more Company Orders (such Securities issued after the Closing Date, the "Additional Securities").

      The Securities shall be issued only in registered form without coupons and only in denominations of $1,000 of principal amount and any integral multiple of $1,000.

      Section 2.3 Registrar, Paying Agent and Conversion Agent. The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange ("Registrar"), an office or agency in the Borough of Manhattan, The City of New York, where Securities may be presented for purchase or payment ("Paying Agent") and an office or agency where Securities may be presented for conversion ("Conversion Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may have one or more co-registrars, one or more additional paying agents and one or more additional conversion agents. The term Paying Agent includes any additional paying agent, including any named pursuant to Section 5.5. The term Conversion Agent includes any additional conversion agent, including any named pursuant to Section 5.5.

      The Company shall enter into an appropriate agency agreement with any Registrar, Paying Agent, Conversion Agent or co-registrar (in each case, if such Registrar, agent or co-registrar is a Person other than the Trustee). The agreement shall implement the provisions of this Indenture that relate to such agent. The Company shall notify the Trustee of the name and address of any such agent. If the Company fails to maintain a Registrar, Paying Agent or Conversion Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 9.7. The Company or any Subsidiary or an Affiliate of either of them may not act as Paying Agent, Registrar, Conversion Agent or co-registrar under this Indenture.

      The Company initially appoints the Trustee as Registrar, Conversion Agent and Paying Agent in connection with the Securities.

      Section 2.4 Paying Agent to Hold Money and Securities in Trust. Except as otherwise provided herein, on or prior to each due date of payments in respect of any Security, the Company shall deposit with the Paying Agent a sum of money (in immediately available funds if deposited on the due date) sufficient to make such payments when so becoming due. The Company shall require each Paying Agent (other than the Trustee) to agree in writing that the Paying Agent shall hold in trust for the benefit of Securityholders or the Trustee all money held by the Paying Agent for the making of payments in respect of the Securities and shall notify the Trustee of any default by the Company in making any such payment. At any time during the continuance of any such default, the Paying Agent shall, upon the written request of the Trustee, forthwith pay to the Trustee all money so held in trust. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds and Common Stock disbursed by it. Upon doing so, the Paying Agent shall have no further liability for the money.

      Section 2.5 Securityholder Lists. If the Trustee is not the Registrar, the Company shall cause to be furnished to the Trustee at least semi-annually on January 1 and July 1 all information in the possession or control of the Company as to the names and addresses of the Securityholders dated within 15 days of the date on which the list is furnished and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders. The Trustee shall preserve in as current a form as is reasonably practicable all information received from the Company as to the names and addresses of Securityholders.

      Section 2.6 Transfer and Exchange.

            (a) Subject to Section 2.12 hereof, upon surrender for registration of transfer of any Security, together with a written instrument of transfer satisfactory to the Registrar duly executed by the Securityholder or such Securityholder's attorney duly authorized in writing, at the office or agency of the Company designated as Registrar or co-registrar pursuant to Section 2.3, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denomination or denominations, of a like aggregate principal amount and of like series. The Company shall not charge a service charge for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges that may be imposed in connection with the transfer or exchange of the Securities from the Securityholder requesting such transfer or exchange, other than exchanges pursuant to Section 2.9 not involving any transfer.

            At the option of the Holder, Securities may be exchanged for other Securities of any authorized denomination or denominations, of a like aggregate principal amount and series upon surrender of the Securities to be exchanged, together with a written instrument of exchange satisfactory to the Registrar duly executed by the Securityholder or such Securityholder's attorney duly authorized in writing, at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

            The Company shall not be required to make, and the Registrar need not register, transfers or exchanges of any Securities in respect of which a Repurchase Notice or Fundamental Change Repurchase Notice has been given and not withdrawn by the Holder thereof in accordance with the terms of this Indenture.

            (b) Notwithstanding any provision to the contrary herein, so long as a Global Security remains outstanding and is held by or on behalf of the Depositary, transfers of a Global Security, in whole or in part, shall be made only in accordance with Section 2.12 and this Section 2.6(b). Transfers of a Global Security shall be limited to transfers of such Global Security in whole or in part, to the Depositary, to nominees of the Depositary or to a successor of the Depositary or such successor's nominee.

            (c) Successive registrations and registrations of transfers and exchanges as aforesaid may be made from time to time as desired, and each such registration shall be noted on the register for the Securities.

            (d) Any Registrar appointed pursuant to Section 2.3 hereof shall provide to the Trustee such information as the Trustee may reasonably require in connection with the delivery by such Registrar of Securities upon transfer or exchange of Securities.

            (e) No Registrar shall be required to make registrations of transfer or exchange of Securities during any periods designated in the text of the Securities or in this Indenture as periods during which such registration of transfers and exchanges need not be made.

            (f) If Securities are issued upon the registration of transfer, exchange or replacement of Securities subject to restrictions on transfer and bearing the legends set forth on the forms of Securities attached hereto as Exhibits A and B setting forth such restrictions (collectively, the "Legend"), or if a request is made to ------ remove the Legend on a Security, the Securities so issued shall bear the Legend, or the Legend shall not be removed, as the case may be, unless there is delivered to the Company and the Registrar such satisfactory evidence, which shall include an Opinion of Counsel, as may be reasonably required by the Company and the Registrar, that neither the Legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A or Rule 144 or that such Securities are not "restricted" within the meaning of Rule 144. Upon (i) provision of such satisfactory evidence or (ii) notification by the Company to the Trustee and Registrar of the sale of such Security pursuant to a registration statement that is effective at the time of such sale, the Trustee, upon receipt of a Company Order, shall authenticate and deliver a Security that does not bear the Legend. If the Legend is removed from the face of a Security and the Security is subsequently held by an Affiliate of the Company, the Company shall use its reasonable best efforts to reinstate the Legend.

            The Trustee and the Registrar shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Depositary participants or beneficial owners of interests in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

            (g) Notwithstanding the provisions of Section 2.6(a) above or
      Section 2.12(b) and (c) below, a pledge or other hypothecation of any Security to a bank or other financial institution that is either an accredited investor or a QIB, in connection with any bona fide margin agreement or other loan or financing arrangement shall not be deemed to constitute a "transfer" for purposes of this Indenture. Any foreclosure or other disposition of any Securities so pledged or otherwise hypothecated by such bank or other financial institution shall constitute a "transfer" for all purposes hereunder and shall be made only in accordance with the applicable provisions hereof.

      Section 2.7 Replacement Securities. If (a) any mutilated Security is surrendered to the Trustee, or (b) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its written request the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and series, bearing a certificate number not contemporaneously outstanding.

      In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, or is about to be purchased by the Company pursuant to Article III hereof, the Company in its discretion may, instead of issuing a new Security, pay or purchase such Security, as the case may be.

      Upon the issuance of any new Securities under this Section 2.7, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

      Every new Security issued pursuant to this Section 2.7 in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

      The provisions of this Section 2.7 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

      Section 2.8 Outstanding Securities; Determination of Holder's Action. Securities outstanding at any time are all the Securities authenticated by the Trustee except for those cancelled by it, those paid pursuant to Section 2.7, those delivered to it for cancellation and those described in this Section 2.8 as not outstanding. A Security does not cease to be outstanding because the Company or an Affiliate thereof holds the Security; provided, however, that in determining whether the Holders of the requisite principal amount of Securities have given or concurred in any request, demand, authorization, direction, notice, consent, waiver, or other Act hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other Act, only Securities which a Responsible Officer knows are so owned shall be so disregarded. Subject to the foregoing, only Securities outstanding at the time of such determination shall be considered in any such determination (including, without limitation, determinations pursuant to Article VIII and Article XI).

      If a Security is replaced pursuant to Section 2.7, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

      If the Paying Agent holds, in accordance with this Indenture, on the Business Day following a Repurchase Date or Fundamental Change Repurchase Date, or on Stated Maturity, money sufficient to pay Securities payable on that date, then immediately after such Repurchase

Date, Fundamental Change Repurchase Date or Stated Maturity, as the case may be, such Securities shall cease to be outstanding and interest and Liquidated Damages, if any, on such Securities shall cease to accrue.

      If a Security is converted in accordance with Article XIII, then from and after the time of conversion on the date of conversion, such Security shall cease to be outstanding and interest, and Liquidated Damages, if any, shall cease to accrue on such Security.

      Section 2.9 Temporary Securities. Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

      If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 2.3, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

      Section 2.10 Cancellation. All Securities surrendered for payment, purchased by the Company pursuant to Article III, conversion or registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder that the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. The Company may not issue new Securities to replace Securities it has repurchased, paid for or delivered to the Trustee for cancellation, or that any Holder has converted pursuant to Article XIII. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section 2.10, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of by the Trustee in accordance with the Trustee's customary procedure.

      Section 2.11 Persons Deemed Owners. Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may deem and treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of the Security or the payment of any Repurchase Price or Fundamental Change Repurchase Price in respect thereof, and interest thereon, for the purpose of conversion and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

      Section 2.12 Special Transfer Provisions.

            (a) Notwithstanding any other provisions of this Indenture or the Securities, (A) transfers of a Global Security, in whole or in part, shall be made only in accordance with Section 2.6 and Section 2.12(a)(i) below,
      (B) transfers of a beneficial interest in a Global Security in exchange for a Certificated Security shall comply with Section 2.6, Section 2.12(a)(ii) below and Section 2.12(e)(i) below, and (C) transfers of a Certificated Security shall comply with Section 2.6 and Section 2.12(a)(iii) and (iv) below.

                  (i) Transfer of Global Security. A Global Security may not be
            transferred, in whole or in part, to any Person other than the Depositary or a nominee or any successor thereof, and no such transfer to any such other Person may be registered; provided, however, that this clause (i) shall not prohibit any transfer of a Security that is issued in exchange for a Global Security but is not itself a Global Security. No transfer of a Security to any Person shall be effective under this Indenture or the Securities unless and until such Security has been registered in the name of such Person. Nothing in this Section 2.12(a)(i) shall prohibit or render ineffective any transfer of a beneficial interest in a Global Security effected in accordance with the other provisions of this
            Section 2.12(a).

                  (ii) Restrictions on Transfer of a Beneficial Interest in a
            Global Security in Exchange for a Certificated Security. A beneficial interest in a Global Security may not be exchanged for a Certificated Security except upon satisfaction of the requirements set forth below and in Section 2.12(e)(i) below. Upon receipt by the Trustee of a transfer of a beneficial interest in a Global Security in accordance with Applicable Procedures for a Certificated Security in the form satisfactory to the Trustee, together with:

                        (A) so long as the Securities are Restricted Securities,
                  certification in the form set forth in Exhibit C;

                        (B) written instructions to the Trustee to make, or
                  direct the Registrar to make, an adjustment on its books and records with respect to such Global Security to reflect a decrease in the aggregate principal amount of the Securities represented by the Global Security, such instructions to contain information regarding the Depositary account to be credited with such decrease; and

                        (C) if the Company so reasonably requests, an opinion of
                  counsel or other evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the Legend,

            then the Trustee shall cause, or direct the Registrar to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Registrar, the aggregate principal amount of the Securities represented by the Global Security to be decreased by the aggregate principal amount of the Certificated Security to be issued, shall issue such Certificated Security and shall debit or cause to be debited to the account of the Person specified in such instructions a beneficial interest in the Global Security equal to the principal amount of the Certificated Security so issued.

                  (iii) Transfer and Exchange of Certificated Securities. When
            Certificated Securities are presented to the Registrar with a request:

                        (y) to register the transfer of such Certificated
                  Securities; or

                        (z) to exchange such Certificated Securities for an
                  equal principal amount of Certificated Securities of other authorized denominations,

            the Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Certificated Securities surrendered for transfer or exchange:

                        (A) shall be duly endorsed or accompanied by a written
                  instrument of transfer in form reasonably satisfactory to the Company and the Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

                        (B) so long as such Securities are Restricted
                  Securities, such Securities are being transferred or exchanged pursuant to an effective registration statement under the Securities Act or pursuant to clause (1), (2) or (3) below, and are accompanied by the following additional information and documents, as applicable:

                              (1) if such Certificated Securities are being
                        delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect; or

                              (2) if such Certificated Securities are being
                        transferred to the Company, a certification to that effect; or

                              (3) if such Certificated Securities are being
                        transferred pursuant to an exemption from registration,
                        (i) a certification to that effect (in the form set forth in Exhibit C, if applicable) and (ii) if the Company so requests, an opinion of counsel or other evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the Legend.

                  (iv) Restrictions on Transfer of a Certificated Security for a
            Beneficial Interest in a Global Security. A Certificated Security may not be exchanged for a beneficial interest in a Global Security except upon satisfaction of the requirements set forth below.

            Upon receipt by the Trustee of a Certificated Security, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Trustee, together with:

                        (A) so long as the Securities are Restricted Securities,
                  certification, in the form set forth in Exhibit E, that either
                  (x) the Holder of such Certificated Security is a QIB and is exchanging its Certificated Security for an interest in the Global Security pursuant to Section 2.1 or (y) the Securities represented by such Certificated Security are being transferred in compliance with Rule 144A; and

                        (B) written instructions directing the Trustee to make,
                  or to direct the Registrar to make, an adjustment on its books and records with respect to such Global Security to reflect an increase in the aggregate principal amount of the Securities represented by the Global Security, such instructions to contain information regarding the Depositary account to be credited with such increase, then the Trustee shall cancel such Certificated Security and cause, or direct the Registrar to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Registrar, the aggregate principal amount of Securities represented by the Global Security to be increased by the aggregate principal amount of the Certificated Security to be exchanged, and shall credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Global Security equal to the principal amount of the Certificated Security so cancelled. If no Global Securities are then outstanding, the Company shall issue and the Trustee shall authenticate, upon written order of the Company in the form of an Officers' Certificate, a new Global Security in the appropriate principal amount.

            (b) Subject to the succeeding Section 2.12(c), every Security shall be subject to the restrictions on transfer provided in the Legend including the delivery of an opinion of counsel, if so provided. Whenever any Restricted Security is presented or surrendered for registration of transfer or for exchange for a Security registered in a name other than that of the Holder, such Security must be accompanied by a certificate in substantially the form set forth in Exhibit C, dated the date of such surrender and signed by the Holder of such Security, as to compliance with such restrictions on transfer. The Registrar shall not be required to accept for such registration of transfer or exchange any Security not so accompanied by a properly completed certificate.

            (c) The restrictions imposed by the Legend upon the transferability of any Security shall cease and terminate when such Security has been sold pursuant to an effective registration statement under the Securities Act or transferred in compliance with Rule 144 or, if earlier, upon the expiration of the holding period applicable to sales thereof under Rule 144(k). Any Security as to which such restrictions on transfer shall have expired in accordance with their terms or shall have terminated may, upon a surrender of such Security for exchange to the Registrar in accordance with the provisions of this Section 2.12 (accompanied, in the event that such restrictions on transfer have terminated by reason of a transfer in compliance with Rule 144, by an opinion of counsel having substantial experience in practice under the Securities Act and otherwise reasonably acceptable to the Company, addressed to the Company and in form reasonably acceptable to the Company, to the effect that the transfer of such Security has been made in compliance with Rule 144), be exchanged for a new Security, of like tenor and aggregate principal amount, which shall not bear the restrictive Legend. The Company shall inform the Trustee of the effective date of any registration statement registering the Securities under the Securities Act. The Trustee shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the aforementioned opinion of counsel or registration statement.

            (d) As used in the preceding two paragraphs of this Section 2.12, the term "transfer" encompasses any sale, transfer, loan or other disposition of any Security; but subject to the provisions of Section 2.6(g) above.

            (e) The provisions of this paragraph (e) shall apply only to Global
      Securities:

                  (i) Notwithstanding any other provisions of this Indenture or the Securities, a Global Security shall not be exchanged in whole or in part for a Security registered in the name of any Person other than the Depositary or one or more nominees thereof, provided, however, that a Global Security may be exchanged for Securities registered in the names of any Person designated by the Depositary in the event that (x) the Depositary has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or such Depositary has ceased to be a "clearing agency" registered under the Exchange Act, and a successor Depositary is not appointed by the Company within 90 days or (y) an Event of Default has occurred and is continuing with respect to the Securities. Any Global Security exchanged pursuant to clause (x) above shall be so exchanged in whole and not in part, and any Global Security exchanged pursuant to clause (y) above may be exchanged in whole or from time to time in part as directed by the Depositary. Any Security issued in exchange for a Global Security or any portion thereof shall be a Global Security; provided, however, that any such Security so issued that is registered in the name of a Person other than the Depositary or a nominee thereof shall not be a Global Security.

                  (ii) Securities issued in exchange for a Global Security or any portion thereof shall be issued in definitive, fully registered form, without interest coupons, shall have an aggregate principal amount equal to that of such Global Security or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the Depositary shall designate and shall bear the applicable legends provided for herein. Any Global Security to be exchanged in whole shall be surrendered by the Depositary to the Trustee, as Registrar. With regard to any Global Security to be exchanged in part, either such Global Security shall be so surrendered for exchange or, if the Trustee is acting as custodian for the Depositary or its nominee with respect to such Global Security, the principal amount thereof shall be reduced, by an amount equal to the portion thereof to be so exchanged, by means of an appropriate adjustment made on the records of the Trustee. Upon any such surrender or adjustment, the Trustee shall authenticate and deliver the Security issuable on such exchange to or upon the order of the Depositary or an authorized representative thereof.

                  (iii) Subject to the provisions of clause (v) below, the
            registered Holder may grant proxies and otherwise authorize any Person, including Agent Members (as defined below) and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

                  (iv) In the event of the occurrence of any of the events
            specified in clause (i) above, the Company will promptly make available to the Trustee a reasonable supply of Certificated Securities in definitive, fully registered form, without interest coupons.

                  (v) Neither any members of, or participants in, the Depositary
            (collectively, the "Agent Members") nor any other Persons on whose behalf Agent Members may act shall have any rights under this Indenture with respect to any Global Security registered in the name of the Depositary or any nominee thereof, or under any such Global Security, and the Depositary or such nominee, as the case may be, may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and Holder of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or such nominee, as the case may be, or impair, as between the Depositary, its Agent Members and any other Person on whose behalf an Agent Member may act, the operation of customary practices of such Persons governing the exercise of the rights of a Holder of any Security.

      Section 2.13 CUSIP Numbers. The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the CUSIP numbers.

      Section 2.14 Re-Issuance as Same Series. In the event the Company shall issue new Securities or replacement Securities in connection with any exchange, transfer or other re-issuance, the newly issued Securities shall be of the same series as the Securities surrendered in such transfer, exchange or other re-issuance.

      Section 2.15 Issuance of Additional Securities. The Company will be entitled to issue Securities under this Indenture in an aggregate principal amount of $36 million on the Closing Date and up to an additional aggregate principal amount not to exceed $14 million to the initial purchasers of the Securities on such date (the "Initial Purchasers"), or a later date, pursuant to the terms of the Purchase Agreement. Other than as set forth in the preceding sentence, the Company shall not issue any Securities under this Indenture.

                                  ARTICLE III

                            REPURCHASE OF SECURITIES

      Section 3.1 Purchase of Securities at Option of the Holder. Each Holder shall have the right, at the Holder's option, to require the Company to repurchase, and upon the exercise of such right the Company shall repurchase, all of such Holder's Securities not theretofore called for redemption, or any portion of the principal amount thereof that is equal to $1,000 or any integral multiple of $1,000 in excess thereof on November 1, 2008 (the "Repurchase Date"), provided that no single Security may be repurchased in part unless the portion of the principal amount of such Security to be outstanding after such repurchase is equal to $1,000 or an integral multiple of U.S. $1,000 in excess thereof), at a repurchase price equal to 100% of the principal amount of the Securities to be repurchased plus interest (and Liquidated Damages, if any) accrued but unpaid to, but excluding, the Repurchase Date (the "Repurchase Price"). At the option of the Company, the Repurchase Price may be paid in cash, or subject to the fulfillment by the Company of the conditions set forth in
Section 3.3 and subject to the Share Limitation, by delivery of shares of Common Stock or a combination of cash and Common Stock. Each Holder whose Securities are repurchased pursuant to this Section 3.1 shall receive the same percentage(s) of cash and/or shares of Common Stock in payment of the Repurchase Price for such Securities, except with regard to the payment of cash in lieu of fractional shares of Common Stock. The number of shares of Common Stock to be delivered shall equal such number of shares of Common Stock as have a fair market value (as determined under Section 3.3 hereof) equal to the percentage of the Repurchase Price to be paid in shares of Common Stock as set forth in the applicable Company Notice. At any time prior to the delivery of the applicable Company Notice, the Company may unilaterally irrevocably waive its right under this Section 3.1 to pay all or any portion of the Repurchase Price in shares of Common Stock by providing written notice of such waiver to the Trustee and the Holders.

      Section 3.2 Purchase of Securities at Option of the Holder upon a Fundamental Change. In the event that a Fundamental Change shall occur, then each Holder shall have the right, at the Holder's option, to require the Company to repurchase, and upon the exercise of such right the Company shall repurchase, all of such Holder's Securities not theretofore called for redemption, or any portion of the principal amount thereof that is equal to $1,000 or any integral multiple of $1,000 in excess thereof (provided, however, that no single Security may be repurchased in part unless the portion of the principal amount of such Security to be outstanding after such repurchase is equal to $1,000 or an integral multiple of $1,000 in excess thereof), on the date (the "Fundamental Change Repurchase Date") that is (i) in the event of a Fundamental Change arising from a Change of Control, on the first Business Day after expiration of the Fundamental Change Conversion Period and (ii) otherwise on the 35th Business Day after a Termination of Trading, at a repurchase price equal to 100% of the principal amount of the

Securities to be repurchased plus interest (and Liquidated Damages, if any) accrued but unpaid to, but excluding, the Fundamental Change Repurchase Date (the "Fundamental Change Repurchase Price"). Such right to require the repurchase of the Securities shall not continue after a discharge of the Company from its obligations with respect to the Securities in accordance with Article X, unless a Fundamental Change shall have occurred prior to such discharge. The Fundamental Change Repurchase Price shall be paid in cash; provided, that the Company shall have the option to pay the Fundamental Change Repurchase Price, subject to the fulfillment by the Company of the conditions set forth in Section
3.3 and subject to the Share Limitation, by delivery of shares of Common Stock or a combination of cash and Common Stock. Each Holder whose Securities are repurchased pursuant to this Section 3.2 shall receive the same percentage(s) of cash and/or shares of Common Stock in payment of the Fundamental Change Repurchase Price for such Securities, except with regard to the payment of cash in lieu of fractional shares of Common Stock. The number of shares of Common Stock to be delivered shall equal such number of shares of Common Stock as have a fair market value (as determined under Section 3.3 hereof) equal to the percentage of the Fundamental Change Repurchase Price to be paid in shares of Common Stock as set forth in the applicable Company Notice. At any time prior to the delivery of the applicable Company Notice, the Company may unilaterally irrevocably waive its right under this Section 3.2 to pay all or any portion of the Fundamental Change Repurchase Price in shares of Common Stock by providing written notice of such waiver to the Trustee and the Holders.

      Section 3.3 Conditions to the Company's Election to Pay the Repurchase Price or the Fundamental Change Repurchase Price in Common Stock. The Company may elect to pay all or any portion of the Repurchase Price or the Fundamental Change Repurchase Price, as the case may be, in shares of Common Stock if and only if the following conditions shall have been satisfied (or waived by the applicable Holder):

            (a) The shares of Common Stock deliverable in payment of the Repurchase Price, or the Fundamental Change Repurchase Price, as the case may be, shall not exceed the amount calculated pursuant to the provisions of Section 3.3(f) below. For purposes of this Article III only, the "fair market value" of shares of Common Stock means the product of (i) 0.97 times (ii) the arithmetic average of the Closing Prices per share of the Common Stock for the fifteen (15) consecutive Trading Days immediately preceding and including the third Trading Day prior to the Repurchase Date or the Fundamental Change Repurchase Date, as the case may be, appropriately adjusted to take into account the occurrence, during such fifteen (15) Trading Day period, of any event described in Section 13.3;

            (b) The Repurchase Price or the Fundamental Change Repurchase Price, as the case may be, shall be paid only in cash (1) in the event of a Termination of Trading or (2) in the event that any shares of Common Stock to be issued upon repurchase of Securities hereunder (i) require registration or approval under any federal securities law before such shares may be freely transferable without being subject to any transfer restrictions under the Securities Act upon repurchase and if such registration is not completed or does not become effective prior to the delivery of the Company Notice and such completion and effectiveness is not maintained from after delivery of such Company Notice to the Repurchase Date or the Fundamental Change Repurchase Date, as the case may be, or (ii) require registration or qualification under any state securities law before such shares may be validly issued or delivered upon repurchase and if such registration or qualification is not completed or does not become effective prior to the delivery of the applicable Company Notice and such completion and effectiveness is not maintained from after delivery of such Company Notice to the Repurchase Date or the Fundamental Change Repurchase Date, as the case may be, or (iii) violates any Federal or state securities laws;

            (c) The shares of Common Stock to be issued in respect of the Repurchase Price or the Fundamental Change Repurchase Price, as the case may be, is, or shall have been, listed or approved for listing on the NYSE, the AMEX, the NASDAQ National Market or the NASDAQ SmallCap Market, in either case, prior to the delivery of the applicable Company Notice;

            (d) The Company shall have sufficient authorized but unissued (or issued but not outstanding) shares of Common Stock (or, in the event of a merger, consolidation or other similar transaction involving the Company that is otherwise permitted under the terms of this Indenture in which the Company is not the surviving entity, out of the authorized but unissued Common Stock of the surviving entity or its direct or indirect parent entity) to issue the shares of Common Stock to be issued upon repurchase of the Securities on the Repurchase Date or the Fundamental Change Repurchase Date, as the case may be, and, such Common Stock will upon issue, be duly and validly issued and fully paid and nonassessable and free of any preemptive rights;

            (e) The Company has timely given a Company Notice containing all the information required under Section 3.4 and such Company Notice shall set forth the percentage of the Repurchase Price or the Fundamental Change Repurchase Price, as the case may be, that will be paid in shares of Common Stock;

            (f) The total principal amount to be paid in shares of Common Stock shall not exceed 20% of the product of (x) the total daily trading volume of the Common Stock as reported by Bloomberg through its "HP" function during the ten Trading Days immediately preceding the date of delivery of the Company Notice and (y) the arithmetic average of the Weighted Average Price per share of Common Stock on each of such ten Trading Days as reported by Bloomberg through its "HP" function; and

            (g) The Trustee shall receive at the time of delivery of the applicable Company Notice and just prior to the Repurchase Date or the Fundamental Change Repurchase Date, as the case may be, (i) an Officer's Certificate stating that the terms of the issuance of the shares of Common Stock are in conformity with this Indenture, (ii) an Opinion of Counsel to the effect that the shares of Common Stock to be issued by the Company in respect of the Repurchase Price or the Fundamental Change Repurchase Price, as the case may be, have been duly authorized and, when issued and delivered pursuant to the terms of this Indenture, will be validly issued, fully paid and non-assessable and (iii) an Officer's Certificate stating that the conditions to the issuance of the shares of Common Stock have been satisfied.

Promptly after determination of the actual number of shares of Common Stock to be issued upon repurchase of Securities, the Company shall disseminate a press release through Dow Jones & Company, Inc. or Bloomberg Business News containing this information or publish the information on the Company's web site or through such other public medium as the Company may use at that time.

      Section 3.4 Notices; Method of Exercising Repurchase Right, Etc.

            (a) Unless the Company shall have theretofore called for redemption all of the outstanding Securities, the Company shall give to the Trustee, the Paying Agent and all Holders of Securities, in the manner provided in this Section 3.4, a notice containing the information required pursuant to the following provisions of this Section 3.4(a) (the "Company Notice") (i) on or before the 20th Business Day prior to the Repurchase Date or, in the event of a Fundamental Change arising from a Change of Control, the anticipated Effective Date (but in no event earlier than 45 days prior to the Repurchase Date or anticipated Effective Date, as the case may be), and (ii) within 15 Business Days after the Company knows or reasonably should know of the occurrence of a Fundamental Change that arises as a result of any Termination of Trading. Prior to or concurrently with the delivery of any Company Notice, the Company will issue a press release or publish such information on the Company's then existing website including the information required to be included in such Company Notice hereunder. The Company shall also deliver a copy of any Company Notice to the Trustee. At the request and expense of the Company on or before the fifth Business Day prior to the date on which the Company Notice is to be mailed, the Trustee shall provide the Company Notice to the Holders in accordance with the provisions of this Indenture.

      Each Company Notice shall state:

                  (i) the Repurchase Date or the Fundamental Change Repurchase
            Date, as the case may be,

                  (ii) the date by which the repurchase right must be exercised,

                  (iii) the Repurchase Price or the Fundamental Change
            Repurchase Price, as the case may be, and whether the Repurchase Price or the Fundamental Change Repurchase Price, as the case may be, shall be paid by the Company in cash or by delivery of shares of Common Stock, or a specified combination thereof and the percentage of the Repurchase Price or the Fundamental Change Repurchase Price, as the case may be, that will be paid in shares of Common Stock (which indication shall be irrevocable, subject to the satisfaction (or waiver) of the conditions set forth in Section 3.3),

                  (iv) if the notice relates to the occurrence of a Fundamental
            Change, the events causing the Fundamental Change and the date of the Fundamental Change,

                  (v) that Securities with respect to which a Holder gives a
            Repurchase Notice or Fundamental Change Repurchase Notice may be converted only if the

            Holder withdraws the Repurchase Notice or Fundamental Change Repurchase Notice as to such Securities in accordance with the terms of this Indenture,

                  (vi) a description of the procedure that a Holder must follow to exercise a repurchase right, and the place or places where such Securities are to be surrendered for payment of the Repurchase Price or the Fundamental Change Repurchase Price, as the case may be, and accrued but unpaid interest (and Liquidated Damages), if any, to, but excluding, the Repurchase Date or the Fundamental Change Repurchase Date, as the case may be,

                  (vii) that on the Repurchase Date or the Fundamental Change
            Repurchase Date, as the case may be, the Repurchase Price or the Fundamental Change Repurchase Price, as the case may be, and accrued but unpaid interest (and Liquidated Damages), if any, to, but excluding, the Repurchase Date or the Fundamental Change Repurchase Date, as the case may be, will become due and payable upon each such Security designated by the Holder to be repurchased, and that interest thereon shall cease to accrue on and after said date,

                  (viii) the Conversion Price then in effect,

                  (ix) the place or places that the Security certificate
            (including the Election of Holder to Require Repurchase attached thereto) and the Repurchase Notice (as defined below) shall be delivered, and, if the Security is a Restricted Security, the place or places that the Transfer Certificate in the form set forth in Exhibit C, required by Section 2.12 shall be delivered,

                  (x) the name and address of the Paying Agent and Conversion
            Agent, and

                  (xi) if the notice relates to a Fundamental Change, the
            estimated amount of any Make-Whole Premium and the respective percentages of such Make-Whole Premium that will be paid (as contemplated by Section 6.1(b)) in shares of Common Stock and in cash (which indication shall be irrevocable), subject to the satisfaction (or waiver) of the conditions set forth in Section 6.1(c), in the event that a Holder should, in lieu of electing to have Securities repurchased on the Fundamental Change Repurchase Date, elect to convert such Securities during the Fundamental Change Conversion Period, and

                  (xii) any other information to be included therein pursuant to
            Section 6.1.

      No failure of the Company to give the foregoing notices or defect therein shall limit any Holder's right to exercise a repurchase right or affect the validity of the proceedings for the repurchase of Securities.

      If any of the foregoing provisions or other provisions of this Article III are inconsistent with applicable law, such law shall govern.

            (b) To exercise a repurchase right pursuant to Section 3.1 or
      Section 3.2, a Holder shall deliver to the Paying Agent (i) written notice (in the case of a repurchase pursuant to Section 3.1, a "Repurchase Notice" and, in the case of a repurchase pursuant to Section 3.2, a "Fundamental Change Repurchase Notice") of the Holder's exercise of such right, which notice shall set forth the name of the Holder, the principal amount of the Securities to be repurchased (and, if any Security is to repurchased in part, the portion of the principal amount thereof to be repurchased (which portion must be in principal amounts of $1,000 or a whole multiple of $1,000) and the name of the Person in which the portion thereof to remain outstanding after such repurchase is to be registered), if certificated, the certificate numbers of the Securities to be repurchased, and a statement that an election to exercise the repurchase right pursuant to the terms and conditions specified in the Securities and the Indenture is being made thereby, and, in the event that any portion of the Repurchase Price or the Fundamental Change Repurchase Price, as the case may be, shall be paid in shares of Common Stock, the name or names (with addresses) in which the certificate or certificates for shares of Common Stock shall be issued, and (ii) the Securities to which the Repurchase Notice or Fundamental Change Repurchase Notice relates at any time after delivery of the Repurchase Notice or the Fundamental Change Repurchase Notice, as the case may be (together with all necessary endorsements), at the offices of the Paying Agent, such delivery being a condition to receipt by the Holder of the Repurchase Price or the Fundamental Change Repurchase Price, as the case may be, thereof; provided, however, that such Repurchase Price or Fundamental Change Repurchase Price, as the case may be, shall be so paid pursuant to this
      Section 3.4(b) only if the Securities so delivered to the Paying Agent shall conform in all respects to the description thereof in the related Repurchase Notice or Fundamental Change Repurchase Notice. In the case of a repurchase right pursuant to Section 3.1 and Section 3.2, such delivery shall be at any time from the opening of business on the date that is 20 Business Days prior to the Repurchase Date until the close of business on the second Business Day prior to the Repurchase Date or the Fundamental Change Repurchase Date, as the case may be, subject to extension to comply with applicable law. Owners of beneficial interests in Global Securities shall provide a Repurchase Notice or Fundamental Change Repurchase Notice in accordance with the Applicable Procedures of the Depositary.

      A Repurchase Notice or Fundamental Change Repurchase Notice given by a Holder in accordance with this Section 3.4(b) may be withdrawn, in whole or in part, by means of a written notice of withdrawal delivered to the office of the Paying Agent at any time prior to the close of business on the day that is one Business Day before the Repurchase Date or Fundamental Change Repurchase Date, as the case may be, specifying:

                  (i) the certificate number, if any, of the Security in respect of which such notice of withdrawal is being submitted, or the appropriate Depositary procedures if Certificated Securities have not been issued,

                  (ii) the principal amount of the Security with respect to
            which such notice of withdrawal is being submitted, and

                  (iii) the principal amount, if any, of such Security which remains subject to the original Repurchase Notice and which has been or will be delivered for purchase by the Company.

      The Company may, in its sole and complete discretion, accept a written notice of withdrawal on or after the close of business on the day that is one Business Day prior to the Repurchase Date or the Fundamental Change Repurchase Date, as the case may be. The decision of the Company to accept or reject such a withdrawal notice shall be conclusive and binding on the Holder proposing to make the withdrawal.

            (c) There shall be no purchase of any Securities pursuant to this
      Article III if an Event of Default has occurred and is continuing (other than a default that is cured by the payment of the Repurchase Price or Fundamental Change Repurchase Price, as the case may be). The Paying Agent shall promptly return to the respective Holders thereof any Securities (i) with respect to which a Repurchase Notice or Fundamental Change Repurchase Notice, as the case may be, has been withdrawn in compliance with this Indenture or (ii) held by it during the continuance of an Event of Default (other than a default that is cured by the payment of the Repurchase Price or the Fundamental Change Repurchase Price, as the case may be) in which case, upon such return, the Repurchase Notice or the Fundamental Change Repurchase Notice with respect thereto shall be deemed to have been withdrawn.

            (d) In the event a repurchase right shall be exercised in accordance with the terms hereof, the Company shall pay or cause to be paid to the Trustee the Repurchase Price or the Fundamental Change Repurchase Price, as the case may be, in cash and/or shares of Common Stock, subject to and as provided in Section 3.3 and subject to the Share Limitation, for payment to the Holder on the Repurchase Date or the Fundamental Change Repurchase Date, as the case may be, together with accrued and unpaid interest to, but excluding, the Repurchase Date or the Fundamental Change Repurchase Date, as the case may be, payable with respect to the Securities as to which the repurchase right has been exercised.

            (e) If any Security (or portion thereof) surrendered for repurchase shall not be so paid on the Repurchase Date or the Fundamental Change Repurchase Date, as the case may be, the Repurchase Price or the Fundamental Change Repurchase Price, as the case may be with respect to such Security shall, until so repurchased, bear interest to the extent permitted by applicable law from the Repurchase Date or the Fundamental Change Repurchase Date, as the case may be, at a rate equal to the Interest Rate on the Security plus 1% per annum, and such Security shall remain convertible into Common Stock until the Repurchase Price or the Fundamental Change Repurchase Price, as the case may be, plus any default interest accrued under this Section 3.4(e), shall have been paid or duly provided for.

            (f) Any Security that is to be repurchased only in part shall be surrendered to the Trustee (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the

      Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security without service charge, a new Security or Securities, containing identical terms and conditions, each in an authorized denomination in aggregate principal amount equal to and in exchange for the unrepurchased portion of the principal of the Security so surrendered.

            (g) Any issuance of shares of Common Stock in respect of the Repurchase Price or the Fundamental Change Repurchase Price, as the case may be, shall be deemed to have been effected immediately prior to the close of business on the Repurchase Date or the Fundamental Change Repurchase Date, as the case may be, and the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such repurchase shall be deemed to have become on the Repurchase Date or the Fundamental Change Repurchase Date, as the case may be, the holder or holders of record of the shares represented thereby; provided, however, that any surrender for repurchase on a date when the stock transfer books of the Company shall be closed shall constitute the Person or Persons in whose name or names the certificate or certificates for such shares are to be issued as the record holder or holders thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open. No payment or adjustment shall be made for dividends or distributions on any Common Stock issued upon repurchase of any Security declared prior to the Repurchase Date or the Fundamental Change Repurchase Date, as the case may be.

            (h) No fractional shares shall be issued upon repurchase of Securities. If more than one Security shall be repurchased from the same Holder and the Repurchase Price or the Fundamental Change Repurchase Price, as the case may be, shall be payable in shares of Common Stock, then the number of full shares that shall be issuable upon such repurchase shall be computed on the basis of the aggregate principal amount of the Securities so repurchased. Instead of any fractional share of Common Stock that would otherwise be issuable on the repurchase of any Security or Securities, the Company will deliver to the applicable Holder its check for the current market value of such fractional share. The current market value of a fraction of a share is determined by multiplying the current market price of a full share by the fraction, and rounding the result to the nearest cent. For purposes of this Section 3.4(h), the current market price of a share of Common Stock is the Closing Price Per Share on the most recent Trading Day immediately preceding the Repurchase Date or the Fundamental Change Repurchase Date, as the case may be.

            (i) Any issuance and delivery of certificates for shares of Common Stock on repurchase of Securities shall be made without charge to the Holder of Securities being repurchased for such certificates or for any tax or duty in respect of the issuance or delivery of such certificates or the securities represented thereby; provided, however, that the Company shall not be required to pay any tax or duty that may be payable in respect of (1) income of the Holder or (2) any transfer involved in the issuance or delivery of certificates for shares of Common Stock in a name other than that of the Holder of the Securities being repurchased, and no such issuance or delivery shall be made unless and until the Person requesting such issuance or delivery has paid to the Company the amount of any such tax or duty or has established, to the satisfaction of the Company, that such tax or duty has been paid.

            (j) If shares of Common Stock to be delivered upon repurchase of a Restricted Security are to be registered in a name other than that of the "beneficial owner" of such Security (determined in accordance with Rule 13d-3, as in effect on the date of the original execution of this Indenture, promulgated by the SEC pursuant to the Exchange Act), then such Holder must deliver to the Trustee a Transfer Certificate in the form set forth in Exhibit C, dated the date of surrender of such Restricted Security and signed by such beneficial owner, as to compliance with the restrictions on transfer applicable to such Restricted Security. Neither the Trustee nor any Registrar or Transfer Agent or other agents shall be required to register in a name other than that of the beneficial owner shares of Common Stock issued upon repurchase of any such Restricted Security not so accompanied by a properly completed Transfer Certificate.

            (k) All Securities delivered for repurchase shall be delivered to the Trustee to be canceled at the direction of the Trustee.

      Section 3.5 Deposit of Repurchase Price or Fundamental Change Repurchase Price. Prior to 10:00 a.m. (New York City time) on the Repurchase Date or the Fundamental Change Repurchase Date, as the case may be, the Company shall deposit with the Paying Agent (or if the Company is the Paying Agent, shall segregate and hold in trust) cash and/or Common Stock (if permitted pursuant to
Section 3.3) sufficient to pay the Repurchase Price or the Fundamental Change Repurchase Price, as the case may be. The Company shall promptly notify the Trustee in writing of the amount of any deposits of cash or Common Stock made pursuant to this Section 3.5.

      Upon payment of the Repurchase Price or the Fundamental Change Repurchase Price, as the case may be, interest will cease to accrue on the Securities or the portions of Securities repurchased and such Securities or portions thereof shall cease to be outstanding. If a Security is repurchased on or after an interest record date but on or prior to the related Interest Payment Date, then any accrued and unpaid interest shall be paid to the Person in whose name such Security was registered at the close of business on such record date.

      Section 3.6 Covenant to Comply With Securities Laws Upon Purchase of Securities. When complying with the provisions of Section 3.1 and Section 3.2 hereof, the Company shall comply with all Federal and state securities laws so as to permit the rights and obligations under Section 3.1 and Section 3.2 to be exercised in the time and in the manner specified in Section 3.1 and Section 3.2 and shall, provided that such offer or purchase constitutes an "issuer tender offer" for purposes of Rule 13e-4 (which term, as used herein, includes any successor provision thereto) under the Exchange Act at the time of such offer or purchase, subject to any exemptions available under applicable law, (i) comply with Rule 13e-4 and Rule 14e-1 (or any successor provision) under the Exchange Act and (ii) file the related Schedule TO (or any successor schedule, form or report) under the Exchange Act.

                                   ARTICLE IV

                            REDEMPTION OF SECURITIES

      Section 4.1 Optional Redemption. The Securities are not redeemable prior to November 1, 2008. On and after November 1, 2008, the Company may, at its option, redeem the Securities in whole at any time or in part from time to time, on any date prior to the Stated Maturity of the Securities upon at least 30 days' notice and not more than 60 days' notice given in the manner set forth in
Section 4.4, at a redemption price (the "Optional Redemption Price") equal to the sum of (i) 100% of the principal amount of the Securities to be redeemed plus (ii) interest (and Liquidated Damages, if any) accrued but unpaid to, but excluding the Redemption Date, plus (iii) the Redemption Premium; provided that such redemption may only occur if (x) on the date that the Company gives such notice, the Closing Price Per Share for at least 20 Trading Days of the 30 consecutive Trading Days immediately preceding such date is at least 150% of the Conversion Price then in effect, appropriately adjusted to take into account the occurrence, during such 30 Trading Day period, of any event described in Section
13.3 and (y) on the date that the Company delivers such Company Notice through the date of redemption, the Common Stock issuable upon conversion of the Securities is either (1) covered by a registration statement covering resales thereof that is effective and available for use and is expected to remain effective and available for use for the 30 days following the date of such notice or (2) eligible to be resold by non-affiliates pursuant to Rule 144(k) under the Securities Act.

      Each Holder who elects to convert Securities pursuant to the provisions of
Article XIII during a Redemption Conversion Period shall be entitled to receive the Redemption Premium in respect of the Securities so converted as provided in
Section 6.1.

      Section 4.2 Election to Redeem; Notice to Trustee. The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of any of the Securities, the Company shall, at least 35 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date, the Optional Redemption Price and whether, if Holders elect to convert their Securities during the Redemption Conversion Period, the Redemption Premium will be payable in cash or shares of Common Stock valued at the Conversion Price or a specified combination thereof, and, if less than all the Securities are being redeemed, the principal amount of the Securities to be redeemed.

      Section 4.3 Selection by Trustee of Securities to Be Redeemed. If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected (in principal amounts of $1,000 or integral multiples thereof) by the Trustee on a pro rata basis, treating the Series A Securities and the Series B Securities as a single series, within five Business Days after it receives the notice described in Section 4.2, from the outstanding Securities not previously called for redemption. If any Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been converted during a selection of Securities to be redeemed may be treated by the Trustee as outstanding for the purpose of such selection. The Trustee shall promptly notify the Company and each Security Registrar in writing of the Securities selected for redemption pursuant to this Section 4.3 and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

      Section 4.4 Notice of Redemption. Notice of redemption (a "Redemption Notice") shall be given by the Company in the manner provided in this Section
4.4 to the Trustee, the Paying Agent and the Holders of Securities to be redeemed not less than 30 nor more than 60 days prior to the Redemption Date, and such notice shall be irrevocable. The Company shall, concurrently with the giving of such notice, publish a press release including the information required to be included in such Redemption Notice hereunder.

      All Redemption Notices shall state:

            (a) the date of redemption (the "Redemption Date"),

            (b) the Optional Redemption Price and the amounts attributable to each element thereof, as specified in clause (i), (ii) and (iii) of the definition of "Optional Redemption Price" in Section 4.1,

            (c) whether, if Holders elect to convert their Securities during the Redemption Conversion Period, the Redemption Premium will be paid in cash or shares of Common Stock valued a the Conversion Price or in a specified combination thereof,

            (d) if less than all outstanding Securities are to be redeemed, the aggregate principal amount of Securities to be redeemed and the aggregate principal amount of Securities that will be outstanding after such partial redemption,

            (e) that on the Redemption Date the Optional Redemption Price will become due and payable upon each such Security to be redeemed, and that interest thereon shall cease to accrue on and after said date,

            (f) the Conversion Price, that the right to convert the Securities to be redeemed will terminate on the Redemption Date and the places where such Securities may be surrendered for conversion,

            (g) the place or places where such Securities are to be surrendered for payment of the Optional Redemption Price; and

            (h) the CUSIP numbers of the Securities to be redeemed.

In case of a partial redemption, the notice shall specify the serial and CUSIP numbers (if any) and the portions thereof called for redemption and that transfers and exchanges may occur on or prior to the Redemption Date.

      Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's written request, by the Trustee in the name of and at the expense of the Company. Notice of redemption of Securities to be redeemed at the election of the Company received by the Trustee shall be given by the Trustee to each Paying Agent in the name of and at the expense of the Company.

      Section 4.5 Deposit of Redemption Price. On or prior to 10:00 a.m. (New York City time) on the Redemption Date, the Company shall deposit with the Trustee an amount of money (which shall be in immediately available funds on such Redemption Date) sufficient to pay the Optional Redemption Price of all the Securities which are to be redeemed on that date other than any Securities called for redemption on that date which have been converted prior to the date of such deposit. If any Security called for redemption is converted, any money deposited with the Trustee or so segregated and held in trust for the redemption of such Security shall be paid to the Company on Company Request or, if then held by the Company, shall be discharged from such trust.

      Section 4.6 Securities Payable on Redemption Date. Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Optional Redemption Price therein specified and from and after such date (unless the Company shall default in the payment of the Optional Redemption Price) such Securities shall cease to bear interest. Upon surrender of any Security for redemption in accordance with said notice such Security shall be paid by the Company at the Optional Redemption Price.

      If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the Optional Redemption Price with respect to such Security, to the extent permitted by applicable law, shall, until paid, bear interest from the Redemption Date at a rate equal to the Interest Rate on the Security plus 1% per annum and such Security shall remain convertible into Common Stock until the Optional Redemption Price plus any default interest accrued under this Section 4.6, shall have been paid in full or duly provided for.

      Any Security that is to be redeemed only in part shall be surrendered at the Corporate Trust Office or an office or agency of the Company designated for that purpose pursuant to Section 5.5 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security without service charge, a new Security or Securities, of like series and of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered. Upon redemption, interests in Global Securities shall be reduced in accordance with the Applicable Procedures.

      Section 4.7 Conversion Arrangement on Call for Redemption. In connection with any redemption of Securities, the Company may arrange for the purchase and conversion of any Securities to be redeemed by an agreement with one or more investment bankers or other purchasers (the "Purchasers") to purchase such securities by paying to the Trustee in trust for the

Holders, on or before 10:00 a.m. (New York City time) on the Redemption Date, an amount not less than the applicable Optional Redemption Price. Notwithstanding anything to the contrary contained in this Article IV, the obligation of the Company to pay the Optional Redemption Price shall be deemed to be satisfied and discharged to the extent such amount is so paid by such Purchasers. If such an agreement is entered into (a copy of which shall be filed with the Trustee prior to the close of business on the Business Day immediately prior to the Redemption
Date), any Securities called for redemption that are not duly surrendered for conversion by the Holders thereof may, at the option of the Company, be deemed, to the fullest extent permitted by law, and consistent with any agreement or agreements with such Purchasers, to be acquired by such Purchasers from such Holders and (notwithstanding anything to the contrary contained in Article XIII) surrendered by such Purchasers for conversion, all as of immediately prior to the close of business on the Business Day prior to the Redemption Date, subject to payment of the above amount as aforesaid. At the direction of the Company, the Trustee shall hold and dispose of any such amount paid to it by the Purchasers to the Holders in the same manner as it would monies deposited with it by the Company for the redemption of Securities. Without the Trustee's prior written consent, no arrangement between the Company and such Purchasers for the purchase and conversion of any Securities shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Trustee as set forth in this Indenture, and the Company agrees to indemnify the Trustee from, and hold it harmless against, any loss, liability or expense arising out of or in connection with any such arrangement for the purchase and conversion of any Securities between the Company and such Purchasers, including the costs and expenses, including reasonable legal fees, incurred by the Trustee in the defense of any claim or liability arising out of or in connection with the exercise or performance of any of its powers, duties, responsibilities or obligations under this Indenture.

                                   ARTICLE V

                                   COVENANTS

      Section 5.1 Payment of Securities. The Company shall promptly make all payments in respect of the Securities on the dates and in the manner provided in the Securities or pursuant to this Indenture. Any amounts of cash to be given to the Trustee or Paying Agent shall be deposited with the Trustee or Paying Agent by 10:00 a.m. (New York City time) on the applicable date by the Company. Principal amount plus accrued interest, if any, including the Repurchase Price, the Fundamental Change Repurchase Price, the Optional Redemption Price, Liquidated Damages, if any, and interest, if any, shall be considered paid on the applicable date due if on such date the Trustee or the Paying Agent holds, in accordance with this Indenture, cash sufficient to pay all such amounts then due.

      Section 5.2 SEC and Other Reports. The Company shall file with the Trustee, within 15 days after it is required to file such annual and quarterly reports, information, documents and other reports with the SEC, copies of its annual report and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) that the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act. The Company also shall comply with the other provisions of TIA Section 314(a), whether or not the Securities are governed by the TIA. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely conclusively on Officers' Certificates). At any time when the Company is not subject to Section 13 of 15(d) of the Exchange Act, the Company shall furnish to the Trustee (i) quarterly financial statements on or before the 45th day after the end of each fiscal quarter that are substantially equivalent to those the Company would be required to file with the SEC in a Quarterly Report on Form 10-Q, (ii) annual financial statements on or before the 90th day after the end of each fiscal year that are substantially equivalent to those the Company would be required to file with the SEC in an Annual Report on Form 10-K, including a report thereon by the Company's certified independent accountants, (iii) accompanying each of the financial statements required by (i) and (ii) above, information substantially equivalent to that required by Regulation S-K Item 303, "Management Discussion and Analysis of Financial Condition and Results of Operations;", and (iv) all reports that are substantially equivalent to that which would be required to be filed with the SEC on Form 8-K if the Company were required to file such reports, provided, that in each case the delivery of materials to the Trustee by electronic means shall be deemed "furnished" to the Trustee for purposes of this Section 5.2; provided, further, that the Company shall be deemed to have satisfied its obligations under each of (i), (ii), (iii) and (iv) above if it files such information with the SEC (if the SEC will accept such filing) or otherwise makes such financial statements and other information available on or through its web site.

      Notwithstanding anything to the contrary set forth in this Indenture, the obligations of the Company set forth in the immediately preceding paragraph shall commence on December 15, 2004, and the Company shall be under no obligation to comply with the provisions of the immediately preceding paragraph before such date.

      Section 5.3 Compliance Certificate. The Company and each Guarantor (to the extent that such Guarantor is so required under the TIA) shall deliver to the Trustee on or before the 120th day after the end of each fiscal year of the Company (beginning with the fiscal year ending on September 30, 2005) an Officers' Certificate which complies with the requirements of the TIA, stating whether or not to the knowledge of the signers thereof, the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

      The Company will promptly deliver to the Trustee, forthwith upon becoming aware of (i) any default in the performance or observance of any covenant, agreement or condition contained in this Indenture, or (ii) any Event of Default, an Officers' Certificate specifying with particularity such default or Event of Default and further stating what action the Company has taken, is taking or proposes to take with respect thereto.

      Section 5.4 Further Instruments and Acts. Upon request of the Trustee, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

      Section 5.5 Maintenance of Office or Agency. The Company will maintain an office or agency in the Borough of Manhattan, The City of New York, of the Trustee, Registrar, Paying Agent and Conversion Agent where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer, exchange, purchase or conversion and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The office of The Bank of New York, a New York banking corporation, at 101 Barclay St., 8th Floor West, New York, New York 10286, shall initially be such office or agency for all of the aforesaid purposes. The Company shall give prompt written notice to the Trustee of the location, and of any change in the location, of any such office or agency (other than a change in the location of the office of the Trustee). If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 14.2.

      The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations.

      Section 5.6 Delivery of Certain Information. Upon the request of a Holder or any beneficial owner of Securities or holder or beneficial owner of shares of Common Stock issued upon conversion thereof, the Company and the Guarantors will promptly furnish or cause to be furnished Rule 144A Information (as defined below) and any reports required to be filed by them under the Exchange Act or the Securities Act to such Holder or any beneficial owner of Securities or holder or beneficial owner of shares of Common Stock, or to a prospective purchaser of any such security designated by any such holder, as the case may be, to the extent required to permit compliance by such Holder or holder with Rule 144A under the Securities Act in connection with the resale of any such security. "Rule 144A Information" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act.

      Section 5.7 Existence. Subject to Article VII, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company.

      Section 5.8 Resale of Certain Securities. During the period beginning on the Issue Date and ending on the date that is two years from the Issue Date, the Company shall not, and shall not permit any of its "affiliates" (as defined in Rule 144 under the Securities Act or any successor provision thereto) to, resell any Securities which constitute "restricted securities" under Rule 144 that have been reacquired by any of them.

      Section 5.9 Liquidated Damages Under the Registration Rights Agreement. If at any time Liquidated Damages become payable by the Company pursuant to the Registration Rights Agreement, the Company shall promptly deliver to the Trustee a certificate to that effect and stating (i) the amount of such Liquidated Damages that are payable and (ii) the date on which such Liquidated Damages are payable pursuant to the terms of the Registration Rights Agreement. Unless and until a Responsible Officer of the Trustee receives such a certificate, the

Trustee may assume without inquiry that no Liquidated Damages are payable. If the Company has paid Liquidated Damages directly to the Persons entitled to such Liquidated Damages, the Company shall deliver to the Trustee a certificate setting forth particulars of such payment.

      Section 5.10 Information for IRS Filings. Upon request, the Company shall provide to the Trustee on a timely basis such information as the Trustee requires to enable the Trustee to prepare and file any form required to be submitted by the Company with the Internal Revenue Service and the Holders of the Securities.

      Section 5.11 Additional Subsidiary Guarantees. If, after the date of this Indenture, any Domestic Subsidiary of the Company that is not a Guarantor shall be a Significant Subsidiary, then the Company shall cause such Significant Subsidiary to become a Guarantor by executing a supplemental indenture in substantially the form of Exhibit H hereto, and the Company shall deliver an Opinion of Counsel satisfactory to the Trustee, within 10 Business Days of the date on which such Domestic Subsidiary became a Significant Subsidiary to the effect that such supplemental indenture has been duly authorized, executed and delivered by that Significant Subsidiary and constitutes a valid and binding agreement of that Significant Subsidiary, enforceable in accordance with its terms (subject to customary exceptions).

      Section 5.12 Book-Entry System. If the Securities cease to be traded in the Depositary's book-entry settlement system, the Company covenants and agrees that it shall use reasonable efforts to make other book entry arrangements that it determines are reasonable for the Securities.

                                   ARTICLE VI

                    MAKE-WHOLE PREMIUM AND REDEMPTION PREMIUM

      Section 6.1 Entitlement to Make-Whole Premium and Redemption Premium. If a Fundamental Change occurs, Holders who convert their Securities (in accordance with the provisions of Article XIII) during the Fundamental Change Conversion Period in which such Fundamental Change occurs shall receive from the Company the Make-Whole Premium upon such conversion. If a Redemption Notice has been provided in accordance with the provisions of Section 4.4, Holders who convert their Securities (in accordance with the provisions of Article XIII) during the Redemption Conversion Period beginning on the date of such Redemption Notice shall receive from the Company the Redemption Premium upon such conversion, and Holders who do not convert their Securities during the Redemption Conversion Period shall receive from the Company the Redemption Premium upon redemption in accordance with Article IV.

            (a) The Make-Whole Premium shall be determined as follows:

                  (i) "Effective Date" means the date that the applicable
            Fundamental Change becomes effective.

                  (ii) "Stock Price" means the price per share of Common Stock, determined as follows:

                        (A) if, in connection with a transaction constituting a
                  Fundamental Change, holders of Common Stock receive only cash pursuant to such Fundamental Change, the Stock Price shall be the cash amount paid per share of Common Stock; or

                        (B) in all other circumstances, the Stock Price shall be
                  the arithmetic average of the Closing Prices Per Share of the Common Stock on the five Trading Days prior to, but not including, the Effective Date.

                  (iii) "Make-Whole Premium" means a number of additional shares of Common Stock to be received upon conversion per $1,000 principal amount of Securities during a Fundamental Change Conversion Period, equal to:

                        (A) if the Stock Price is less than $2.16 (subject to
                  adjustment pursuant to Section 6.3) (the "Stock Price Threshold"), no shares;

                        (B) if the Stock Price is more than $36.00 (subject to
                  adjustment pursuant to Section 6.3) (the "Stock Price Cap"), no shares; and

                        (C) otherwise, consideration as determined in accordance
                  with the provisions of this Section 6.1 having a value equal to the number of shares of Common Stock set forth in the following table (the "Make-Whole Premium Table") corresponding to the Stock Price and the Effective Date applicable pursuant to the terms hereof, to the Fundamental Change to be consummated during such Fundamental Change Conversion Period.

  STOCK PRICE     $2.16 $2.17  $2.44  $2.71  $2.98 $3.25  $6.00 $9.00 $12.00 $15.00 $18.00 $21.00 $24.00 $27.00 $30.00 $33.00 $36.00
  -----------     ----- ------ ------ ------ ----- ------ ----- ----- ------ ------ ------ ------ ------ ------ ------ ------ ------
EFFECTIVE DATE

November 24, 2004 0.00  155.25 131.97 113.73 99.94  89.04 39.76 22.04  13.74  9.07   6.18   4.27   2.96   2.04   1.39   0.91   0.00

November 15, 2005 0.00  155.12 131.81 113.52 99.09  88.16 38.72 21.51  13.46  8.93   6.11   4.24   2.96   2.02   1.38   0.90   0.00

November 15, 2006 0.00  154.90 131.74 113.43 98.78  86.91 37.48 20.84  13.09  8.73   6.00   4.18   2.93   2.01   1.38   0.90   0.00

November 15, 2007 0.00  154.66 131.62 113.18 97.75  85.39 35.72 19.84  12.51  8.37   5.78   4.05   2.84   1.99   1.37   0.89   0.00

November 15, 2008 0.00  154.30 118.48 102.06 89.20  78.89 33.34 18.46  11.68  7.85   5.44   3.82   2.69   1.89   1.30   0.87   0.00

November 15, 2009 0.00  137.89 115.27  98.20 84.99  74.53 30.19 16.61  10.55  7.14   4.98   3.52   2.49   1.75   1.21   0.81   0.00

November 15, 2010 0.00  136.16 111.85  93.76 79.95  69.18 26.14 14.21   9.06  6.17   4.33   3.08   2.19   1.54   1.06   0.71   0.00

November 15, 2011 0.00  134.33 107.53  87.91 73.21  61.97 20.77 11.09   7.12  4.90   3.47   2.48   1.77   1.25   0.86   0.56   0.00

November 15, 2012 0.00  133.31 102.55  80.42 64.23  52.21 13.82  7.21   4.70  3.29   2.36   1.71   1.23   0.87   0.59   0.39   0.00

November 15, 2013 0.00  133.20  96.96  70.00 50.88  37.35  4.80  2.49   1.67  1.19   0.87   0.64   0.46   0.33   0.22   0.13   0.00

November 15, 2014 0.00    0.00   0.00   0.00  0.00   0.00  0.00  0.00   0.00  0.00   0.00   0.00   0.00   0.00   0.00   0.00   0.00

If the Stock Price is between two Stock Price amounts on the Make-Whole Premium Table or the Effective Date is between two dates on the Make-Whole Premium Table, the Make-Whole Premium shall be determined by straight-line interpolation between the number of additional shares set forth in the Make-Whole Premium Table for the higher and lower Stock Price amounts and the two dates, as applicable, based on a 365-day year. The Stock Prices set forth in the column headers are subject to adjustment pursuant to Section 6.3.

            (b) Subject to Section 6.1(c) and the Share Limitation, the Company may pay any Make-Whole Premium required pursuant to Section 6.1(a): (i) in shares of Common Stock (other than cash paid in lieu of fractional shares), (ii) in cash, (iii) in the same form of consideration into which shares of Common Stock have been converted in connection with the applicable Fundamental Change; or (iv) in any combination of the foregoing. The Company Notice delivered pursuant to Section 3.4 in connection with the Fundamental Change shall state the percentage of any Make-Whole Premium, that will be paid in shares of Common Stock (which indication shall be irrevocable). If holders of Common Stock have the right to elect the form of consideration received in a Fundamental Change, then for purposes of the foregoing, the consideration into which a share of Common Stock has been converted shall be deemed to equal the same percentage of each form of consideration as encompasses the aggregate consideration distributed in respect of all shares of Common Stock participating in the distribution. Unless the Company gives notice to the contrary, and provided that the applicable conditions set forth in Section 6.1(c) have been satisfied, the Make-Whole Premium shall be paid in shares of Common Stock (or, if applicable, in the same form of consideration into which shares of Common Stock have been converted in connection with the applicable Fundamental Change). With respect to all or any portion of the Make-Whole Premium to be paid in cash, the amount of cash to be paid by the Company shall equal the product of (i) the portion of the Make-Whole Premium to be paid in cash expressed as a number of shares of Common Stock and (ii) the Stock Price.

            The Company, in its sole discretion, may elect to pay all or any portion of any Redemption Premium required pursuant to Section 6.1(a) to be paid upon the conversion of Securities as described in Section 13.1 within the Redemption Conversion Period (i) in shares of Common Stock (other than cash paid in lieu of fractional shares) valued at the Conversion Price, (ii) in cash or (iii) in any combination of the foregoing, in accordance with the provisions of Article XIII.

            The Company may from time to time appoint a calculation agent with respect to the calculation of the Make-Whole Premium (the "Calculation Agent"). The Calculation Agent shall, on behalf of and upon request by the Company or the Trustee, calculate (A) the Stock Price and (B) the Make-Whole Premium with respect to such Stock Price based on the Effective Date specified by the Company or the Trustee and shall deliver its calculation of the Stock Price and Make-Whole Premium to the Company and the Trustee within five Business Days of the request by the Company or the Trustee. The Company, or at the Company's request, the Trustee in the name and at the expense of the Company, (X) shall notify the Holders of the Stock Price and the estimated Make-Whole Premium per $1,000 principal amount of Securities with respect to a Fundamental Change as part of the Company Notice delivered in connection with a Fundamental Change in accordance with Section 3.4 and (Y) shall notify the Holders promptly upon the opening of business on the Effective Date of the consideration expressed as the number of additional shares (or, at the option of the Company, cash or other securities, assets or property into which all or substantially all of the shares of Common Stock have been converted as of the Effective Date as described above) to be delivered in respect of the Make-Whole Premium, if any, payable in connection with conversions during the Fundamental Change Conversion Period.

            (c) Provided that the Company has timely given a Company Notice containing all the information required under Section 3.4 and subject to compliance with the Share Limitation, the Company may elect to pay all or any portion of the Make-Whole Premium in Common Stock rather than cash, if and only if the following conditions shall have been satisfied (or waived by the applicable Holder):

                  (i) From and after the delivery of the Company Notice relating to the Make-Whole Premium through the payment of the Make-Whole Premium, (i) the shares of Common Stock to be issued in connection with the Make-Whole Premium are (x) either registered, approved and/or qualified, as applicable, or exempt from any such registration, approval and qualification, as applicable, under applicable federal and state securities law such that such shares of Common Stock shall be upon issue validly issued and delivered in accordance with applicable federal and state securities laws and not subject to any transfer restrictions under the Securities Act or other securities laws and (y) listed or approved for listing on the NYSE, the AMEX, the Nasdaq National Market or The Nasdaq SmallCap Market; and (ii) there shall be sufficient authorized but unissued (or issued but not outstanding) shares of Common Stock to issue the shares of Common Stock in connection with the Make-Whole Premium, and such Common Stock will upon issue, be duly and validly issued and fully paid and nonassessable and free of any preemptive or similar rights; and

                  (ii) The Trustee shall receive at the time of delivery of the applicable Company Notice and just prior to the date of payment of the Make-Whole Premium, (i) an Officer's Certificate stating that the terms of the issuance of such shares of Common Stock are in conformity with this Indenture, (ii) an Opinion of Counsel to the effect that the shares of Common Stock in respect of the Make-Whole Premium have been duly authorized and, when issued and delivered pursuant to the terms of this Indenture, will be validly issued, fully paid and non-assessable and (iii) an Officer's Certificate stating that the conditions to the issuance of the shares of Common Stock have been satisfied.

      In the event of a Fundamental Change where the Company is not the surviving entity, for each conversion by a Holder after the Effective Date, such Holder shall receive in lieu of each share of Common Stock payable as part of the Make-Whole Premium, consideration in the form and amount payable in respect of a share of Common Stock pursuant to such Fundamental Change (provided that any securities that are issuable as part of such consideration shall meet the conditions set forth in this Section 6.1(c) as if such securities were "Common Stock" under this Section 6.1(c)).

            Promptly after determination of the actual number of shares of Common Stock to be issued in respect of the Make-Whole Premium, the Company shall disseminate a press release through Dow Jones & Company, Inc. or Bloomberg Business News containing the information or publish this information on the Company's web site or through such other public medium as the Company may use at that time.

      Section 6.2 Payment of Make-Whole Premium and Redemption Premium. On or prior to 10:00 a.m. (New York City time) on the sixteenth (16th) Trading Day following the Effective Date, the Company will deposit with the Trustee or with one or more Paying Agents additional shares of Common Stock and/or cash sufficient to satisfy the entitlement of the Holders of Securities under Section
6.1 to receive a Make-Whole Premium. Payment of the Make-Whole Premium pursuant to Section 6.1 to Holders of Securities surrendered for conversion within a Fundamental Change Conversion Period will be made promptly following the later of the Effective Date of the Fundamental Change and the date of such surrender for conversion, as the case may be, by delivering entitlements to securities, mailing checks in respect of cash and/or delivering other assets or property for the amount payable to the Holders of such Securities entitled thereto as they (and their addresses) shall appear in the security register. To the extent that the aggregate number of shares of Common Stock or amount of cash deposited by the Company pursuant to this Section 6.2 exceeds the aggregate entitlement to receive the Make-Whole Premium under Section 6.1 of the Holders of Securities that are converted during a Fundamental Change Conversion Period, then, promptly after the end of the Fundamental Change Conversion Period, as the case may be, the Paying Agent shall return any such excess to the Company.

      If the Company elects to pay all or any portion of the Redemption Premium required pursuant to the provisions of Section 6.1 to be paid upon the conversion of Securities as described in Section 13.1 within the Redemption Conversion Period in cash, the Company will deposit with the Trustee or with one or more Paying Agents on or prior to 10:00 am (New York City time) on the Redemption Date cash sufficient to satisfy the portion of the entitlement of the Holders of Securities under Section 6.1 to such Redemption Premium to be paid in cash. Payment of such all or a portion of such entitlement in the form of cash pursuant to Section 6.1 to Holders of Securities surrendered for conversion within a Redemption Conversion Period will be made promptly following the Conversion Date (but in no event later than the Redemption Date immediately following the Redemption Conversion Period) by mailing checks in respect of cash for the amount payable to the Holders of such Securities entitled thereto as they (and their addresses) shall appear in the security register. To the extent that the aggregate amount of cash deposited by the Company pursuant to this
Section 6.2 exceeds the aggregate entitlement to receive the Redemption Premium under Section 6.1 of the Holders of Securities that are converted during a Redemption Conversion Period, then, promptly after the end of the Redemption Conversion Period, the Trustee or such Paying Agent shall return any such excess to the Company. If the Company elects to pay all or any portion of the Redemption Premium in shares of Common Stock, the number of shares of Common Stock to be issued upon conversion of Securities during a Redemption Conversion Period shall be increased pursuant to the provisions of Section 13.1.

      Section 6.3 Adjustment to the Make-Whole Premium. Whenever the Conversion Price shall be adjusted from time to time by the Company pursuant to Section 13.3, the Stock

Price Threshold and the Stock Price Cap shall be adjusted and each of the Stock Prices set forth in the Make-Whole Premium Table shall be adjusted by multiplying each such amount by a fraction the numerator of which is the Conversion Price as so adjusted and the denominator of which is the Conversion Price immediately prior to such adjustment. If an adjustment is made to the Conversion Price pursuant to Section 13.3, the number of additional shares as set forth in each entry on the Make-Whole Premium Table shall be adjusted by multiplying each such amount by a fraction the numerator of which is the Conversion Price immediately prior to such adjustment and the denominator of which is the Conversion Price as so adjusted.

                                  ARTICLE VII

                              SUCCESSOR CORPORATION

      Section 7.1 When Company May Merge or Transfer Assets. The Company shall not consolidate with or merge with or into any other Person or convey, transfer, sell, lease or otherwise dispose of all or substantially all of its properties and assets to any Person, unless:

            (a) either (1) the Company shall be the continuing corporation or
      (2) the Person (if other than the Company) formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance, transfer or lease the all or substantially all of the properties and assets of the Company (i) shall be organized and validly existing under the laws of the United States or any State thereof or the District of Columbia and (ii) shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, all of the obligations of the Company under the Securities and this Indenture;

            (b) immediately after giving effect to such transaction, no Event of Default, and no event that, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and

            (c) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this Article VII and that all conditions precedent herein provided for relating to such transaction have been satisfied.

The successor Person formed by such consolidation or into which the Company is merged or the successor Person to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor had been named as the Company herein; and thereafter, the Company shall be discharged from all obligations and covenants under this Indenture and the Securities. Subject to Section 11.6, the Company, the Trustee and the successor Person shall enter into a supplemental indenture to evidence the succession and substitution of such successor Person and such discharge and release of the Company.

                                  ARTICLE VIII

                              DEFAULTS AND REMEDIES

      Section 8.1 Events of Default. So long as any Securities are outstanding, each of the following shall be an "Event of Default":

            (a) default in the payment of the principal amount on any Security when the same becomes due and payable, whether at Stated Maturity, upon redemption or repurchase or otherwise;

            (b) default in the payment of the Make-Whole Premium, if any, when due and payable;

            (c) default in the payment of any accrued and unpaid interest, or the payment of any Liquidated Damages, if any, on any Security, or any other amount due on any Securities (other than those referred to in clauses (a) and (b) above), in each case when due and payable, and continuance of such default for a period of 30 days;

            (d) failure by the Company or any Guarantor to comply with any of their respective agreements or covenants in the Securities or this Indenture (other than those referred to in clauses (a) through (c) above) and such failure continues for a period of 30 consecutive days after receipt by the Company of a Notice of Default;

            (e) except as provided in Section 8.1(b), the failure to deliver shares of Common Stock, together with cash instead of fractional shares, when those shares of Common Stock or cash instead of fractional shares is required to be delivered following conversion of a Security, and that failure continues for a period of 10 days;

            (f) a default under any Indebtedness for money borrowed by the Company or any Guarantor having a principal amount then outstanding, individually or in the aggregate, of $25 million or more, for a period of 30 days after written notice of default is given to the Company by the Trustee or to the Company and the Trustee by Holders of not less than 50% in aggregate principal amount of the Securities then outstanding, which default results in the acceleration of such Indebtedness, unless such acceleration is waived, cured, rescinded or annulled or unless such Indebtedness is discharged;

            (g) the rendering of a final judgment or judgments (not subject to appeal) against the Company or any of its Subsidiaries in an aggregate amount in excess of $25 million which remains unstayed, undischarged or unbonded for a period of 60 days thereafter;

            (h) the Company fails to timely provide a Company Notice in connection with a Fundamental Change in accordance with Section 3.4;

            (i) the entry by a court having jurisdiction in the premises of (i) a decree or order for relief in respect of the Company or any Subsidiary that is a Significant Subsidiary, in an involuntary case or proceeding under the Bankruptcy Code or any other applicable bankruptcy, insolvency, reorganization or other similar law or (ii) a decree or order adjudging the Company or any Subsidiary that is a Significant Subsidiary, as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Subsidiary that is a Significant Subsidiary, under the Bankruptcy Code or any other applicable law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

      (j) the commencement by the Company or any Subsidiary that is a Significant Subsidiary, of a voluntary case or proceeding under the Bankruptcy Code or any other applicable bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company or any Subsidiary that is a Significant Subsidiary, to the entry of a decree or order for relief in respect of the Company or any Subsidiary that is a Significant Subsidiary, in an involuntary case or proceeding under the Bankruptcy Code or any other applicable bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company, or the filing by the Company or any Subsidiary that is a Significant Subsidiary, of a petition or answer or consent seeking reorganization or relief under any applicable law, or the consent by the Company to the filing of such petition or to the appointment of or the taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by the Company or any Subsidiary that is a Significant Subsidiary, of an assignment for the benefit of creditors, or the admission by the Company or any Subsidiary that is a Significant Subsidiary, in writing of its inability to pay its debts generally as they become due.

      A Default under Section 8.1(d) above is not an Event of Default until the Trustee notifies the Company, or the Holders of at least 25% in aggregate principal amount of the Securities at the time outstanding notify the Company and the Trustee, of the Default and the Company does not cure such Default (and such Default is not waived) within the time specified in Section 8.1(d) above after receipt of such notice. Any such notice must specify the Default, demand that it be remedied and state that such notice is a "Notice of Default."

      The Trustee shall, on or before the 90th day after the occurrence of a Default, give to the Holders of the Securities notice of all uncured Defaults known to it and written notice of any event which with the giving of notice or the lapse of time, or both, would become an Event of Default, its status and what action the Company is taking or proposes to take with respect thereto; provided, however, the Trustee shall be protected in withholding such notice if it, in good faith, determines that the withholding of such notice is in the best interest of such Holders, except in the case of a Default under Section 8.1(a),(b) or (c).

      Section 8.2 Acceleration. If an Event of Default (other than an Event of Default specified in Section 8.1(i) or (j) with respect to the Company) occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in aggregate principal amount of the Securities at the time outstanding by notice to the Company and the Trustee, may declare the principal amount plus accrued and unpaid interest, and Liquidated Damages, if any, on all the Securities to be immediately due and payable in cash. To the extent permitted by applicable law, if an Event of Default specified in Section 8.1(i) or (j) occurs, the principal amount plus accrued and unpaid interest, and Liquidated Damages, if any, on all the Securities shall become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holders. The Majority Holders or the Holders originally causing such acceleration, by notice to the Trustee (and without notice to any other Securityholder) may rescind an acceleration and its consequences if the rescission would not violate any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of the principal amount plus accrued and unpaid interest, and Liquidated Damages, if any, that have become due solely as a result of acceleration and if all amounts due to the Trustee under Section 9.7 have been paid. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

      Section 8.3 Other Remedies. If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of the principal amount plus accrued and unpaid interest, including the Repurchase Price, the Fundamental Change Repurchase Price, the Optional Redemption Price, the Redemption Premium, the Make-Whole Premium and Liquidated Damages, if any, on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

      The Trustee may maintain a proceeding even if the Trustee does not possess any of the Securities or does not produce any of the Securities in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of, or acquiescence in, the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

      Section 8.4 Waiver of Past Defaults. The Majority Holders, by notice to the Trustee (and without notice to any other Securityholder), may waive an existing Default and its consequences except (i) an Event of Default described in Section 8.1(a), Section 8.1(b) or Section 8.1(c), (ii) a Default in respect of a provision that under Section 11.2 cannot be amended without the consent of each Securityholder affected or (iii) a Default which constitutes a failure to deliver shares of Common Stock upon conversion of any Security in accordance with the terms of Article XIII. When a Default is waived, it is deemed cured, but no such waiver shall extend to any subsequent or other Default or impair any consequent right. This Section 8.4 shall be in lieu of Section 316(a)(1)(B) of the TIA and such Section 316(a)(1)(B) is hereby expressly excluded from this Indenture, as permitted by the TIA.

      Section 8.5 Control by Majority. The Majority Holders may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that violates law or this Indenture or that the Trustee determines in good faith is unduly prejudicial to the rights of other Securityholders or would involve the Trustee in personal liability unless the Trustee is offered indemnity satisfactory to it. This Section 8.5 shall be in lieu of Section 316(a)(1)(A) of the TIA and such Section 316(a)(1)(A) is hereby expressly excluded from this Indenture, as permitted by the TIA.

      Section 8.6 Limitation on Suits. A Holder may not pursue any remedy with respect to this Indenture or the Securities unless:

            (a) the Holder gives to the Trustee written notice stating that an Event of Default is continuing;

            (b) the Majority Holders make a written request and offer indemnification reasonably satisfactory to the Trustee to pursue the remedy;

            (c) the Trustee does not comply with the request within 60 days after receipt of such notice, request and offer of security or indemnity; and

            (d) the Majority Holders do not give the Trustee a direction inconsistent with the request during such 60-day period.

      A Securityholder may not use this Indenture to prejudice the rights of any other Securityholder or to obtain a preference or priority over any other Securityholder.

      Section 8.7 Rights of Holders to Receive Payment. The right of any Holder to receive payment of the principal amount, the Repurchase Price, the Fundamental Change Repurchase Price, the Optional Redemption Price, the Make-Whole Premium, the Redemption Premium and Liquidated Damages, if any, or interest in respect of the Securities held by such Holder, on or after the respective due dates expressed in the Securities, and to convert the Securities in accordance with Article XIII, or to bring suit for the enforcement of any such payment on or after such respective dates or the right to convert, shall not be impaired or affected adversely without the consent of such Holder.

      Section 8.8 Collection Suit by Trustee. If an Event of Default described in Section 8.1(a), (b) or (c) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount owing with respect to the Securities and the amounts provided for in Section 9.7.

      Section 8.9 Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal amount, Repurchase Price, Fundamental Change Repurchase Price, Make-Whole Premium, Liquidated Damages, if any, or interest in respect of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of any such amount) shall be entitled and empowered, by intervention in such proceeding or otherwise,

            (a) to file and prove a claim for the whole amount of the principal amount, Repurchase Price, Fundamental Change Repurchase Price, Make-Whole Premium, Liquidated Damages, if any or interest and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel or any other amounts due the Trustee under Section 9.7) and of the Holders allowed in such judicial proceeding, and

            (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 9.7.

      Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

      Section 8.10 Priorities. If the Trustee collects any money pursuant to this Article VIII, it shall pay out the money in the following order:

      FIRST: to the Trustee for amounts due under Section 9.7;

      SECOND: to Securityholders for amounts due and unpaid on the Securities for the principal amount, Repurchase Price, Fundamental Change Repurchase Price, Make-Whole Premium, Liquidated Damages, if any, or interest, or any other amount due and owing on the Securities or to the Holders from the Company, as the case may be, ratably, without preference or priority of any kind, according to such amounts due and payable on the Securities; and

      THIRD: the balance, if any, to the Company.

      The Trustee may fix a record date and payment date for any payment to Securityholders pursuant to this Section 8.10. At least 15 days before such record date, the Trustee shall mail to each Securityholder and the Company a notice that states the record date, the payment date and the amount to be paid.

      Section 8.11 Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant (other than the Trustee) in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 8.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section
9.7 or a suit by Holders of more than 10% in aggregate principal amount of

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

the Securities at the time outstanding. This Section 8.11 shall be in lieu of
Section 315(e) of the TIA and such Section 315(e) is hereby expressly excluded from this Indenture, as permitted by the TIA.

      Section 8.12 Waiver of Stay, Extension or Usury Laws. Each of the Company and the Guarantors covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury or other law wherever enacted, now or at any time hereafter in force, which would prohibit or forgive the Company from paying all or any portion of the principal amount or Repurchase Price, Fundamental Change Repurchase Price or Make-Whole Premium in respect of Securities, Liquidated Damages or any interest on such amounts, as contemplated herein, or which may affect the covenants or the performance of this Indenture; and each of the Company and the Guarantors (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

      Section 8.13 Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding has been instituted.

      Section 8.14 Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 2.7, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

      Section 8.15 Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article VIII or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

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

                                   ARTICLE IX

                                     TRUSTEE

      Section 9.1 Duties of Trustee.

            (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs.

            (b) Except during the continuance of an Event of Default:

                  (i) the Trustee need perform only those duties that are
            specifically set forth in this Indenture and no others; and

                  (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee conforming to the requirements of this Indenture, but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture, but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein. This Section 9.1(b) shall be in lieu of Section 315(a) of the TIA and such Section 315(a) is hereby expressly excluded from this Indenture, as permitted by the TIA.

            (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                  (i) this paragraph (c) does not limit the effect of paragraph
            (b) of this Section 9.1;

                  (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (iii) the Trustee shall not be liable with respect to any
            action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 8.5.

      Subparagraphs (c)(i), (ii) and (iii) shall be in lieu of Sections 315(d)(1), 315(d)(2) and 315(d)(3) of the TIA and such Sections 315(d)(1),
      315(d)(2) and 315(d)(3) are hereby expressly excluded from this Indenture, as permitted by the TIA.

            (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c), (e) and (f) of this
      Section 9.1.

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

            (e) Subject to Section 9.1(c), the Trustee may refuse to perform any duty or exercise any right or power or extend or risk its own funds or otherwise incur any financial liability unless it receives indemnity satisfactory to it against any loss, liability or expense.

            (f) Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee (acting in any capacity hereunder) shall be under no liability for interest on any money received by it hereunder unless otherwise agreed in writing with the Company.

      Section 9.2 Rights of Trustee. Subject to its duties and responsibilities under the TIA,

            (a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties;

            (b) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers' Certificate;

            (c) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

            (d) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith which it believes to be authorized or within its rights or powers conferred under this Indenture;

            (e) subject to Section 9.1(c), the Trustee may consult with counsel selected by it and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

            (f) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders, pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby;

            (g) any request or direction of the Company mentioned herein shall be sufficiently evidenced by an Officer's Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any Board Resolution may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

            (h) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

            (i) the Trustee shall not be deemed to have notice of any Default or Event of Default, except a Default under Section 8.1(a), (b) and (c), unless written notice of any event which is in fact such a default is received by the Trustee from the Company or the Holders of at least 25% of the Securities then outstanding at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture;

            (j) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder; and

            (k) the Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any Person authorized to sign an Officers' Certificate, including any Person specified as so authorized in any such certificate previously delivered and not superseded.

      Section 9.3 Individual Rights of Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee. Any Paying Agent, Registrar, Conversion Agent or co-registrar may do the same with like rights. However, the Trustee must comply with Section 9.10 and Section 9.11.

      Section 9.4 Trustee's Disclaimer. The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use or application of the proceeds from the Securities, it shall not be responsible for any statement in any registration statement for the Securities under the Securities Act or in any offering document for the Securities, the Indenture or the Securities (other than its certificate of authentication), or the determination as to which beneficial owners are entitled to receive any notices hereunder.

      Section 9.5 Notice of Defaults. If a Default occurs and if it is known to the Trustee, the Trustee shall give to each Holder notice of the Default within 90 days after it occurs or, if later, within 15 days after it is known to the Trustee, unless such Default shall have been cured or waived before the giving of such notice. Notwithstanding the preceding sentence, except in the case of a Default described in Section 8.1(a), (b) or (c), the Trustee may withhold the notice if and so long as a committee of Responsible Officers in good faith determines that withholding the notice is in the interest of the Securityholders. The preceding sentence shall be in lieu of the proviso to Section 315(b) of the TIA and such proviso is hereby expressly excluded from this Indenture, as permitted by the TIA. The Trustee shall not be deemed to have knowledge of a Default unless a Responsible Officer has received written notice of such Default by the Company or the Holders of at least ten percent (10%) in aggregate principal amount of the Securities then outstanding, which notice specifically references this Indenture and the Securities.

      Section 9.6 Reports by Trustee to Holders. Within 60 days after each May 15th beginning with the May 15th following the date of this Indenture, the Trustee shall mail to each Securityholder and such others in compliance with TIA
Section 313(a) a brief report dated as of such May 15 that complies with TIA
Section 313(a), if required by such Section 313(a). The Trustee also shall comply with TIA Section 313(b).

      A copy of each report at the time of its mailing to Securityholders shall be filed with the SEC and each securities exchange, if any, on which the Securities are listed. The Company agrees to notify the Trustee promptly whenever the Securities become listed on any securities exchange and of any delisting therefrom.

      Section 9.7 Compensation and Indemnity. The Company and the Guarantors agree:

            (a) to pay to the Trustee from time to time such compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder (which compensation shall not be limited (to the extent permitted by law) by any provision of law in regard to the compensation of a trustee of an express trust);

            (b) to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses, advances and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

            (c) to indemnify the Trustee or any predecessor Trustee and their agents for, and to hold them harmless against, any loss, damage, claim, liability, cost or expense (including attorney's fees and expenses, and taxes (other than taxes based upon, measured by or determined by the income of the Trustee)) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim (whether asserted by the Company, a Guarantor or any Holder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder.

      To secure the Company's and the Guarantors' payment obligations in this
Section 9.7, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, except amounts held in trust to pay the principal amount, the Repurchase Price, the

Fundamental Change Repurchase Price, the Make-Whole Premium, the Liquidated Damages, if any, or interest, as the case may be, on particular Securities.

      The Company's and the Guarantors' payment obligations pursuant to this
Section 9.7 shall survive the discharge of this Indenture and the resignation or removal of the Trustee. When the Trustee incurs expenses after the occurrence of a Default specified in Section 8.1(i) or (j), the expenses including the reasonable charges and expenses of its counsel, are intended to constitute expenses of administration under any bankruptcy law.

      Section 9.8 Replacement of Trustee. The Trustee may resign by so notifying the Company and to the Holders of Securities; provided, however, no such resignation shall be effective until a successor Trustee has accepted its appointment pursuant to this Section 9.8. The Majority Holders may remove the Trustee by so notifying the Trustee and the Company. The Company shall remove the Trustee if:

            (a) the Trustee fails to comply with Section 9.10;

            (b) the Trustee is adjudged bankrupt or insolvent;

            (c) a receiver or public officer takes charge of the Trustee or its property; or

            (d) the Trustee otherwise becomes incapable of acting.

      If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint, by resolution of its Board of Directors, a successor Trustee.

      A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company satisfactory in form and substance to the retiring Trustee and the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Securityholders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 9.7.

      If a successor Trustee does not take office within 30 days after the retiring Trustee resigns or is removed, (i) the retiring Trustee may upon ten Business Days' notice to the Company and the Securityholders, appoint a successor identified in such notice, or (ii) the Trustee, the Company or the Majority Holders may petition any court of competent jurisdiction at the expense of the Company for the appointment of a successor Trustee.

      The Majority Holders may upon removal of the Trustee nominate a successor trustee that shall be deemed appointed as successor trustee unless, within ten Business Days after notice to the Company of such nomination, the Company objects thereto, in which case the Trustee so removed or any other Securityholder, or if such Trustee so removed or any Securityholder fails to act, the Company, upon the terms and conditions provided herein, may petition any court of competent jurisdiction for an appointment of a successor trustee.

      If the Trustee fails to comply with Section 9.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

      No successor trustee shall accept appointment as provided in this Section
9.8 unless, at the time of such acceptance, such successor complies with Section
9.10 hereof.

      Section 9.9 Successor Trustee by Merger. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee.

      Section 9.10 Eligibility; Disqualification. The Trustee shall at all times satisfy the requirements of TIA Sections 310(a)(1) and (5) and 310(b). The Trustee (or its parent holding company) shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. Nothing herein contained shall prevent the Trustee from filing with the SEC the application referred to in the penultimate paragraph of TIA Section 310(b).

      Section 9.11 Preferential Collection of Claims Against Company. The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

                                   ARTICLE X

                             DISCHARGE OF INDENTURE

      Section 10.1 Discharge of Liability on Securities. If (i) the Company delivers to the Trustee all outstanding Securities (other than Securities replaced or repaid pursuant to Section 2.7) for cancellation or (ii) all outstanding Securities shall become due and payable and, in each case, the Company deposits with the Trustee cash sufficient to pay all amounts due and owing on all outstanding Securities (other than Securities replaced pursuant to Section 2.7), and if in each case the Company pays all other sums payable hereunder by the Company or otherwise payable to the Holders in relation thereto, then this Indenture shall, subject to Section 9.7, cease to be of further effect. The Trustee shall join in the execution of a document prepared by the Company acknowledging satisfaction and discharge of this Indenture on demand of the Company accompanied by an Officers' Certificate and Opinion of Counsel and at the cost and expense of the Company. Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 9.7 and the obligations of the Trustee as to the application and discharge of any funds deposited with it shall survive such satisfaction and discharge.

      Section 10.2 Repayment to the Company. The Trustee and the Paying Agent shall return to the Company upon written request any money or securities held by them with respect to the Securities and not applied that remains unclaimed for two years, subject to applicable unclaimed property law. After return to the Company, Holders entitled to the money or securities must look to the Company for payment as general creditors unless an applicable abandoned property law designates another Person and the Trustee and the Paying Agent shall have no further liability to the Securityholders with respect to such money or securities for that period commencing after the return thereof.

                                   ARTICLE XI

                                   AMENDMENTS

      Section 11.1 Without Consent of Holders. The Company, the Guarantors and the Trustee may amend this Indenture, all (but not less than all) of the Securities or the Subsidiary Guarantees without the consent of any Securityholder to:

            (a) add to the covenants of the Company for the benefit of the Holders of Securities;

            (b) surrender any right or power herein conferred upon the Company;

            (c) provide for the assumption of the Company's or a Guarantor's obligations to the Holders of Securities in the case of a merger, consolidation, conveyance, transfer or lease pursuant to Article VII or
      Section 13.4 hereof and in accordance with the terms of this Indenture;

            (d) reduce the Conversion Price with respect to all outstanding Securities; provided, however, that such reduction in the Conversion Price shall be in accordance with the terms of this Indenture and shall not adversely affect the interests of the Holders of Securities (including after taking into account tax and other consequences of such reduction);

            (e) cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or which is otherwise defective; provided, however, that such action pursuant to this clause (e) does not adversely affect the interests of the Holders of Securities in any material respect;

            (f) add or modify any other provisions herein with respect to matters or questions arising hereunder which the Company and the Trustee may deem necessary or desirable and that will not adversely affect the interests of the Holders of Securities;

            (g) to add new Guarantors with respect to the Securities pursuant to
      Section 5.11;

            (h) add additional Events of Default; or

            (i) convey, transfer, assign, mortgage or pledge to the Trustee as security for the Securities any property or assets.

      Section 11.2 With Consent of Holders. Except as provided below in this
Section 11.2, this Indenture, the Securities and the Subsidiary Guarantees may be amended, modified or supplemented, and noncompliance in any particular instance with any provision of this

Indenture, the Securities or Subsidiary Guarantees may be waived, in each case with the written consent of the Majority Holders.

      Without the written consent or the affirmative vote of each Holder of Securities affected thereby, an amendment or waiver under this Section 11.2 may not:

            (a) change the Stated Maturity of the principal amount of, or the date any installment of interest, or the payment of Liquidated Damages, is due on, any Security;

            (b) reduce the principal amount of, or interest, or the payment of Liquidated Damages payable on, any Security;

            (c) make any change that impairs the conversion rights of any Securities under Article XIII;

            (d) reduce the Repurchase Price, the Fundamental Change Repurchase Price, the Optional Redemption Price, the Redemption Premium or the Make-Whole Premium of any Security or amend or modify in any manner adverse to the Holders of Securities the Company's obligation to make such payments;

            (e) modify the provisions of Section 4.1 in any manner adverse to the Holders of Securities;

            (f) reduce the quorum or voting requirements under this Indenture;

            (g) change the currency of any amount owed or owing under the Security or any interest thereon from U.S. Dollars;

            (h) impair the right of any Holder, or the percentage of Holders required hereunder, to institute suit or give instructions or directions to the Trustee for the enforcement of any payment or with respect to, or conversion of, any Security;

            (i) modify any of the provisions of this Section 11.2 or Section 8.4 (Waiver of Past Defaults), except to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each outstanding Security affected thereby; or

            (j) reduce the percentage of the principal amount of the outstanding Securities the consent of whose Holders is required for any such supplemental indenture or the consent of whose Holders is required for any waiver provided for in this Indenture.

      It shall not be necessary for the consent of the Holders under this
Section 11.2 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof.

      After an amendment under this Section 11.2 becomes effective, the Company shall mail to each Holder a notice briefly describing the amendment.

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

      Section 11.3 Compliance with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article XI shall comply with the TIA.

      Section 11.4 Revocation and Effect of Consents, Waivers and Actions. Until an amendment, waiver or other action by Holders becomes effective, a consent thereto by a Holder of a Security hereunder is a continuing consent by the Holder and every subsequent Holder of that Security or portion of the Security that evidences the same obligation as the consenting Holder's Security, even if notation of the consent, waiver or action is not made on the Security. However, any such Holder or subsequent Holder may revoke the consent, waiver or action as to such Holder's Security or portion of the Security if the Trustee receives the notice of revocation before the date the amendment, waiver or action becomes effective. After an amendment, waiver or action becomes effective, it shall bind every Securityholder.

      Section 11.5 Notation on or Exchange of Securities. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article XI may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for outstanding Securities.

      Section 11.6 Trustee to Sign Supplemental Indentures. In signing a supplemental indenture permitted by this Article XI, the Trustee shall receive, and (subject to the provisions of Section 9.1) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that such amendment is authorized or permitted by this Indenture. Subject to the preceding sentence, the Trustee shall sign any supplemental indenture authorized pursuant to this Article XI if the amendment contained therein does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign such supplemental indenture.

      Section 11.7 Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article XI, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

                                  ARTICLE XII

                             SUBSIDIARY GUARANTEES

      Section 12.1 Guarantee.

            (a) Subject to this Article XII, each of the Guarantors hereby, jointly and severally, fully and unconditionally guarantees to each Holder of a Security authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of the Securities or the obligations of the Company hereunder or thereunder, that:

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                  (i) the principal, the Repurchase Price, the Fundamental
            Change Repurchase Price and the Optional Redemption Price of, and the Redemption Premium, any Make-Whole Premium (only to the extent not otherwise satisfied by the Company in other than cash in accordance with the applicable Company Notice), Liquidated Damages, if any, and interest on, the Securities will be promptly paid in full when due, whether at Stated Maturity, by acceleration, redemption, repurchase or otherwise, and interest on the overdue principal of and interest on the Securities, if any, if lawful, and all other cash payment obligations of the Company to the Holders or the Trustee hereunder or thereunder will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and

                  (ii) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at Stated Maturity, by acceleration or otherwise;

      Failing payment when due of any amount so guaranteed or any performance so guaranteed for whatever reason, the Guarantors will be jointly and severally obligated to pay the same immediately. Each Guarantor agrees that this is a guarantee of payment and not a guarantee of collection. No Guarantor shall have any obligation to guarantee the Company's performance of its obligations under Article XIII.

            (b) The Guarantors hereby agree that their obligations hereunder are unconditional, irrespective of the validity, regularity or enforceability of the Securities or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Securities with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a Guarantor. Each Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenant that this Subsidiary Guarantee will not be discharged except by complete performance of the obligations contained in the Securities and this Indenture (other than the Company's obligations pursuant to Article XIII);

            (c) If any Holder or the Trustee is required by any court or otherwise to return to the Company, the Guarantors or any custodian, trustee, liquidator or other similar official acting in relation to either the Company or the Guarantors, any amount paid by either to the Trustee or such Holder, this Subsidiary Guarantee, to the extent theretofore discharged, will be reinstated in full force and effect.

            (d) Each Guarantor agrees that it will not be entitled to exercise any right of subrogation in relation to the Holders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby. Each Guarantor further agrees that, as between the Guarantors, on the one hand, and the Holders and the Trustee, on the other hand, (1) the maturity of the obligations guaranteed hereby may be accelerated as

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      provided in Article VIII hereof for the purposes of this Subsidiary
      Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (2) in the event of any declaration of acceleration of such obligations as provided in Article VIII hereof, such obligations (whether or not due and payable) will forthwith become due and payable by the Guarantors for the purpose of this Subsidiary Guarantee. The Guarantors will have the right to seek contribution from any non-paying Guarantor so long as the exercise of such right does not impair the rights of the Holders under the Subsidiary Guarantee.

      Section 12.2 Limitation on Guarantor Liability. Each Guarantor, and by its acceptance of Securities, each Holder, hereby confirms that it is the intention of all such parties that the Subsidiary Guarantee of such Guarantor not constitute a fraudulent transfer or conveyance for purposes of Title 11, U.S. Code or any similar federal or state law for the relief of debtors ("Bankruptcy Law"), the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law to the extent applicable to any Subsidiary Guarantee. To effectuate the foregoing intention, the Trustee, the Holders and the Guarantors hereby irrevocably agree that the obligations of such Guarantor will be limited to the maximum amount that will, after giving effect to such maximum amount and all other contingent and fixed liabilities of such Guarantor that are relevant under such laws, and after giving effect to any collections from, rights to receive contribution from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under this Article XII, result in the obligations of such Guarantor under its Subsidiary Guarantee not constituting a fraudulent transfer or conveyance.

      Section 12.3 Execution and Delivery of Subsidiary Guarantee. To evidence its Subsidiary Guarantee set forth in Section 12.1 hereof, each Guarantor hereby agrees that a notation of such Subsidiary Guarantee substantially in the form attached as Exhibit G hereto will be endorsed by an Officer of such Guarantor on each Security authenticated and delivered by the Trustee and that this Indenture will be executed on behalf of such Guarantor by one of its Officers.

      Each Guarantor hereby agrees that its Subsidiary Guarantee set forth in
Section 12.1 hereof will remain in full force and effect notwithstanding any failure to endorse on each Security a notation of such Subsidiary Guarantee.

      If an Officer whose signature is on this Indenture or on the Subsidiary Guarantee no longer holds that office at the time the Trustee authenticates the Security on which a Security Guarantee is endorsed, the Subsidiary Guarantee will be valid nevertheless.

      The delivery of any Security by the Trustee, after the authentication thereof hereunder, will constitute due delivery of the Subsidiary Guarantee set forth in this Indenture on behalf of the Guarantors.

      In the event that the Company creates or acquires any Domestic Subsidiary after the date of this Indenture, if required by Section 5.11 hereof, the Company will cause such Domestic Subsidiary to comply with the provisions of
Section 5.11 hereof and this Article XII, to the extent applicable.

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      Section 12.4 Guarantors May Consolidate, Etc. on Certain Terms. Except as
otherwise provided in Section 12.5 hereof, no Guarantor may sell or otherwise dispose of all or substantially all of its assets to, or consolidate with or merge with or into (whether or not such Guarantor is the surviving Person) another Person, other than the Company or another Guarantor, unless:

            (a) immediately after giving effect to such transaction, no Default or Event of Default exists; and

            (b) subject to Section 12.5 hereof, the Person acquiring the property in any such sale or disposition or the Person formed by or surviving any such consolidation or merger unconditionally assumes all the obligations of that Guarantor under this Indenture and its Subsidiary Guarantee on the terms set forth herein or therein, pursuant to a supplemental indenture in form and substance reasonably satisfactory to the Trustee.

      In case of any such consolidation, merger, sale or conveyance and upon the assumption by the successor Person, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the Subsidiary Guarantee endorsed upon the Securities and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Guarantor, such successor Person will succeed to and be substituted for the Guarantor with the same effect as if it had been named herein as a Guarantor. Such successor Person thereupon may cause to be signed any or all of the Subsidiary Guarantees to be endorsed upon all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee. All the Subsidiary Guarantees so issued will in all respects have the same legal rank and benefit under this Indenture as the Subsidiary Guarantees theretofore and thereafter issued in accordance with the terms of this Indenture as though all of such Subsidiary Guarantees had been issued at the date of the execution hereof.

      Except as set forth in Article V and Article VII hereof, and notwithstanding clauses (a) and (b) above, nothing contained in this Indenture or in any of the Securities will prevent any consolidation or merger of a Guarantor with or into the Company or another Guarantor, or will prevent any sale or conveyance of the property of a Guarantor as an entirety or substantially as an entirety to the Company or another Guarantor.

      Section 12.5 Releases.

            (a) In the event of any sale or other disposition of all or substantially all of the assets of any Guarantor, by way of merger, consolidation or otherwise, or a sale or other disposition of all of the Capital Stock of any Guarantor, in each case to a Person that is not (either before or after giving effect to such transactions) the Company or a Guarantor, then such Guarantor or the corporation acquiring the property, as applicable, will be released and relieved of any obligations under its Subsidiary Guarantee. Upon delivery by the Company to the Trustee of an Officers' Certificate and an Opinion of Counsel to the effect that such sale or other disposition was made by the Company in accordance with the provisions of this Indenture, the Trustee will execute any documents reasonably required in order to evidence the release of any Guarantor from its obligations under its Subsidiary Guarantee.

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

            (b) In the event that any Guarantor ceases to be a Significant Subsidiary, such Guarantor will be released and relieved of any obligations under its Subsidiary Guarantee immediately upon such cessation.

            (c) Upon satisfaction and discharge of this Indenture in accordance with Article X hereof, each Guarantor will be released and relieved of any obligations under its Subsidiary Guarantee.

Any Guarantor not released from its obligations under its Subsidiary Guarantee as provided in this Section 12.5 will remain liable for the full amount of the principal amount, the Repurchase Price, the Fundamental Change Repurchase Price and the Optional Redemption Price of, and interest, any Make-Whole Premium (only to the extent not otherwise satisfied by the Company in other than cash in accordance with the applicable Company Notice), any Redemption Premium and any Liquidated Damages on, the Securities and for the other obligations of any Guarantor under this Indenture as provided in this Article XII.

                                  ARTICLE XIII

                                  CONVERSIONS

      Section 13.1 Conversion Privilege; Limitations on Conversion.

            (a) Subject to and upon compliance with the provisions of this
      Article XIII, a Holder of a Security shall have the right, at such Holder's option, at any time and from time to time, to convert all or any portion (if the portion to be converted is $1,000 or an integral multiple of $1,000) of the principal amount of such Security (the "Converted Principal Amount") into a number of shares of Common Stock, equal to the quotient of (i) the sum of (1) the Converted Principal Amount plus (2) the Redemption Premium (or portion thereof), if any, payable in respect of such Converted Principal Amount pursuant to the provisions of Section 6.1 and not paid in cash, divided by (ii) the Conversion Price in effect on the date of conversion. The Conversion Price shall initially be $3.25 (the "Conversion Price"), and shall be adjusted in certain instances as provided in this Article XIII. In addition, pursuant to Article VI, Holders may be entitled to a Make-Whole Premium if they elect to convert their Securities within a Fundamental Change Conversion Period.

            (b) The limitation set forth below in this Section 13.1(b) is referred to herein as the "Williams Act Limitation." The Company shall not
      (i) have the right to pay any amount due under this Indenture (including the Repurchase Price, the Fundamental Change Repurchase Price, any Make-Whole Premium and any Redemption Premium) in shares of Common Stock or (ii) effect any conversion of any Security (and no Holder shall have the right to convert any portion of any Security) to the extent that after giving effect to any such payment in shares of Common Stock or conversion, the Holder (together with the Holder's affiliates) receiving such payment or effecting such conversion would beneficially own in excess of 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to such payment in shares of Common Stock or such conversion. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall

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

      include the number of shares of Common Stock issuable upon payments of any amounts payable in shares of Common Stock pursuant to the terms of this Indenture and the Securities and the number of shares issuable upon conversion of any Security with respect to which the determination pursuant to such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) conversion of the remaining, nonconverted portion of any Security beneficially owned by the Holder or any of its affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section, beneficial ownership shall be calculated in accordance with
      Section 13(d) of the Exchange Act. For purposes of this Section 13.1(b), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company's most recent report on Form 10-K, Form 10-Q or Form 8-K, as the case may be, (y) a more recent public announcement by the Company or (z) any other notice by the Company (which shall be provided upon request) setting forth the number of shares of Common Stock outstanding. In any case, the number of outstanding shares of Common Stock as of the date of any payment or conversion shall be determined after giving effect to payment or conversion or exercise of securities of the Company, including any Security, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. In order to facilitate compliance with the foregoing, each Holder will be required, as a condition to any conversion of Securities held by such Holder, to make a representation to the Company that such Holder and its Affiliates shall be in compliance with the Williams Act Limitation immediately after converting any Security and receipt of any shares of Common Stock issuable upon such conversion. By written notice to the Company, any Holder may increase or decrease the Williams Act Limitation to any other percentage not in excess of 9.99% specified in such notice; provided that (i) no such notice may be sent prior to the second anniversary of the Issue Date, (ii) any such increase will not be effective until the 61st day after such notice is delivered to the Company, and (iii) any such increase or decrease will apply only to the Holder sending such notice and not to any other holder of Securities. Notwithstanding the foregoing, the Williams Act Limitation shall not be applicable (i) on any of the ten Trading Days up to and including the Stated Maturity, (ii) on any of the ten Trading Days up to and including the Effective Date, or (iii) during the Fundamental Change Conversion Period or the Redemption Conversion Period.

            (c) Notwithstanding any contrary provision of this Indenture, the following provisions shall apply (and any such contrary provisions shall be qualified by the following provisions of this Section 13.1(c)), but only until (and not on or after) the date on which Stockholder Approval (as defined below) shall have been obtained:

                  (i) In connection with the Company's first annual meeting or special meeting of stockholders next succeeding the Closing Date, the Company shall (1) provide each stockholder entitled to vote at such special or annual meeting of stockholders, a proxy statement soliciting each such stockholder's affirmative vote for approval in accordance with the Company's Certificate of Incorporation

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

            and (if the Common Stock is then listed and admitted to trading on the NYSE) the rules of the NYSE (such affirmative approval being referred to as the "Stockholder Approval") of resolutions providing for the issuance and delivery of all shares of Common Stock (including, without limitation, shares in excess of the Exchange Cap (as defined below)) issuable upon conversion, redemption or repurchase of the aggregate principal amount of the Securities issued or issuable under this Indenture or upon any election in accordance with the terms hereof to pay any amounts due hereunder or under the Securities in shares of Common Stock and (2) otherwise use its best efforts to obtain the Stockholder Approval by February 24, 2005, and failing to obtain Stockholder Approval by such date, use its best efforts to continue to seek and obtain the Stockholder Approval at the earliest possible time thereafter. Upon receipt by the Company of the Stockholder Approval, the Company shall deliver a written notice thereof to the Trustee and the Paying Agent, and the Trustee shall in turn give prompt written notice thereof to the Holders in the manner set forth in this Indenture.

                  (ii) In addition to any authorized but unissued shares of
            Common Stock that may be reserved for issuance upon conversion of Securities in accordance with the provisions of this Article XIII, the Company shall reserve for delivery upon such conversion all Available Treasury Shares. "Available Treasury Shares" means all shares of Common Stock held by the Company in treasury on the Closing Date or acquired by the Company after the Closing Date and held in treasury (other than 232,134 shares of Common Stock held in treasury by the Company on the Closing Date and previously reserved). If and for so long as any Available Treasury Shares remain so held in treasury, the Company shall not (A) deliver any such Available Treasury Shares to any Person other than Holders of Securities, or for any purpose other than in connection with conversion of Securities held by such Holders, or (B) issue or deliver any shares of Common Stock (other than Available Treasury Shares) to Holders of Securities upon conversion of such Securities.

                  (iii) The Company shall not issue or deliver any shares of
            Common Stock in satisfaction of any obligation under this Indenture or under the Securities (that it is otherwise entitled to deliver in satisfaction of such obligation), other than pursuant to a conversion by a Holder of a Security pursuant to the terms of this Indenture.

                  (iv) If and only if the Stockholder Approval is not received by March 1, 2006, liquidated damages ("Conversion Block Liquidated Damages") shall accrue on all the issued and outstanding Securities at the rate of 1.0% per annum (computed on the basis of a 360-day year of twelve 30-day months) of the principal amount of such Securities from and including March 1, 2006 until the Stated Maturity. Conversion Block Liquidated Damages, if any, shall be payable to the Holders semi-annually in arrears on each Interest Payment Date, commencing on the first Interest Payment Date next following March 1, 2006.

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

                  (v) The Company shall not issue or deliver shares of Common
            Stock upon conversion of any Security to the extent that such issuance of shares of Common Stock would result in the aggregate number of shares of Common Stock issued or delivered in respect of all conversions hereunder to exceed the Aggregate Cap. Subject to clause (viii) and clause (ix) and to the other provisions of this
            Section 13.1(c), if the preceding sentence precludes the Company from issuing or delivering shares of Common Stock in complete satisfaction of its obligations to convert a Security (or portion thereof) surrendered for conversion, the Company shall settle such conversion in cash or in a combination of cash and shares of Common Stock (but only to the extent not prohibited by the preceding sentence), in each case, pursuant to the provisions of Section 13.2.

                  (vi) "Exchange Cap" means an aggregate of 7,515,754 shares of
            Common Stock, subject to adjustment as follows: In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Exchange Cap in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately increased, and conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Exchange Cap in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

                  (vii) "Aggregate Cap" means the Exchange Cap plus the number of Available Treasury Shares.

                  (viii) Prior to March 1, 2006, the Company shall not convert any Security (regardless of whether such conversion would be into shares of Common Stock or settled for cash or any other property) and no Holder shall have the right to convert any Security, to the extent that effecting such conversion completely by issuing or delivering shares of Common Stock would result in the Company issuing or delivering shares of Common Stock in excess of the Aggregate Cap in respect of such conversion when taken together with all previous conversions of Securities.

                  (ix) On or after March 1, 2006 and prior to November 1, 2008, if the Current Market Price (as defined in Section 13.3(g)) on any Conversion Date is less than the Conversion Price on such Conversion Date, then the Company shall not be required to convert any Security into cash, and no Holder shall have the right to convert any such Security into cash.

                  (x) In the event that the Company receives a Conversion Notice from more than one Holder for the same Conversion Date and the Company can convert into shares of Common Stock some, but not all, of such portions of the Securities submitted for conversion, the Company shall convert from each Holder

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

            electing to have Securities converted on such date a pro rata amount of such Holder's Securities submitted for conversion based on the principal amount of Securities submitted for conversion on such date relative to the aggregate principal amount of all Securities submitted for conversion on such date.

                  (xi) Prior to March 1, 2006, as long as any Series A
            Securities are issued and outstanding, the Company shall not convert any Series B Security (regardless of whether such conversion would be into shares of Common Stock or settled for cash or any other property) and no Holder shall have the right to convert any Series B Security.

                  (xii) Following the Initial Series B Conversion Date, the
            maximum number of shares of Common Stock that the Company may deliver in satisfaction of a Conversion Obligation in respect of each $1,000 principal amount of Series B Securities shall not exceed the Per Series B Security Allocation and the Company shall be required to deliver cash in accordance with the provisions of
            Section 13.2 in respect of the remaining portion of such Conversion Obligation. "Initial Series B Conversion Date" shall mean the earlier of the first date as of which no Series A Securities shall remain outstanding and March 1, 2006. The "Per Series B Security Allocation" shall mean a number of shares of Common Stock equal to the product of (A) the quotient of $1,000 divided by the Conversion Price, times (B) a fraction, the numerator of which shall be the Series B Aggregate Cap and the denominator of which shall equal the quotient of the aggregate principal amount of all Series B Securities outstanding as of the applicable Conversion Date divided by the Conversion Price. The "Series B Aggregate Cap" shall mean the number of shares of Common Stock equal to the Aggregate Cap less the sum of (A) all shares of Common Stock that as of the applicable Conversion Date have been previously issued by the Company pursuant to conversions of the Securities and (B) all shares of Common Stock that would be deliverable upon conversion of all Series A Securities outstanding as of the applicable Conversion Date.

      Section 13.2 Conversion Procedure; Fractional Shares; Cash Settlement. Subject to the Share Limitation and Section 13.1, each Security shall be convertible at the office of the Conversion Agent into fully paid and nonassessable shares (calculated to the nearest 1/100th of a share) of Common Stock on the Conversion Date. The Security will be converted into shares of Common Stock at the Conversion Price therefor. No payment or adjustment shall be made in respect of dividends on the Common Stock or accrued interest on a converted Security, except as described in Section 13.9 hereof. The Company shall not issue any fraction of a share of Common Stock in connection with any conversion of Securities, but instead shall make a cash payment (calculated to the nearest cent) equal to such fraction multiplied by the Closing Price of the Common Stock on the last Trading Day prior to the date of conversion. Notwithstanding the foregoing, a Security in respect of which a Holder has delivered a Repurchase Notice or Fundamental Change Repurchase Notice exercising such Holder's option to require the Company to repurchase such Security may be converted only if such notice of exercise is withdrawn as to such conversion amount in accordance with Section 3.4 hereof.

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      Before any Holder of a Security shall be entitled to convert the same into
Common Stock, such Holder shall, in the case of Global Securities, comply with the procedures of the Depositary in effect at that time, and in the case of Certificated Securities, surrender such Securities, duly endorsed to the Company or in blank, at the office of the Conversion Agent, and shall give written notice ("Holder's Conversion Notice") to the Company at said office or place that such Holder elects to convert the same and shall state in writing therein the principal amount of Securities to be converted and the name or names (with addresses) in which such Holder wishes the certificate or certificates for Common Stock to be issued.

      Before any such conversion, a Holder also shall pay all funds required, if any, relating to interest on the Securities, as provided in Section 13.9, and all taxes or duties, if any, as provided in Section 13.8.

      If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares of Common Stock which shall be deliverable upon conversion shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof to the extent permitted thereby) so surrendered. Subject to the next succeeding sentence, the Company will, as soon as practicable thereafter, issue and deliver at said office or place to such Holder of a Security, or to such Holder's nominee or nominees, certificates for the number of full shares of Common Stock to which such Holder shall be entitled as aforesaid, together with cash in lieu of any fraction of a share to which such Holder would otherwise be entitled. The Company shall not be required to deliver certificates for shares of Common Stock while the stock transfer books for such stock or the security register are duly closed for any purpose, but certificates for shares of Common Stock shall be issued and delivered as soon as practicable after the opening of such books or security register.

      A Security shall be deemed to have been converted as of the close of business on the date of the surrender of such Securities for conversion as provided above, and the Person or Persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record Holder or Holders of such Common Stock as of the close of business on such date.

      In case any Security shall be surrendered for partial conversion, the Company shall execute and the Trustee shall authenticate and deliver to or upon the written order of the Holder of the Security so surrendered, without charge to such Holder (subject to the provisions of Section 13.8 hereof), a new Security or Securities in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Securities.

      In the case of a conversion during a Fundamental Change Conversion Period, Holders electing to convert Securities shall also receive the Make-Whole Premium payable upon such conversion as set forth in Article VI hereof. Holders may surrender Securities for conversion at any time within the Fundamental Change Conversion Period. In the case of a conversion during a Redemption Conversion Period, Holders electing to convert Securities shall also receive the Redemption Premium payable upon such conversion as set forth in Article IV and Article VI hereof. Holders may surrender Securities for conversion at any time within the Redemption Conversion Period.

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      Notwithstanding the foregoing, subject to the provisions of Section
13.1(c)(v), the Company, in its sole discretion, may satisfy all or any portion of its obligation to convert the Securities (the "Conversion Obligation"), by paying cash in lieu of issuing or delivering shares of Common Stock upon conversion, including the Make-Whole Premium, if any. If the Company elects to satisfy all or any portion of its Conversion Obligation in cash, the Company shall deliver a written notice to the Trustee, who will in turn give written notice to the Holders of the portion of the Conversion Obligation to be satisfied in cash and the portion, if any, of the Conversion Obligation to be satisfied in shares of Common Stock (which portions shall be expressed as a number of shares of Common Stock), at any time on or before the date that is two
(2) Trading Days following receipt of the Holder's Conversion Notice (the "Cash Settlement Notice Period"). If the Company timely elects to pay cash for any portion of the Common Stock otherwise issuable to a Holder upon conversion, such Holder may retract its Holder's Conversion Notice at any time during the six (6) Trading Days following the final day of the Cash Settlement Notice Period (the "Conversion Retraction Period") by delivering written notice of such retraction to the Company and the Trustee during the Conversion Retraction Period. No such retraction can be made (and a Holder's Conversion Notice shall be irrevocable) if the Company does not elect to deliver cash (other than cash in lieu of fractional shares) in lieu of all or a portion of the Common Stock otherwise to be issued or delivered upon conversion. Upon the expiration of a Conversion Retraction Period, a Holder's Conversion Notice shall be irrevocable. If the Company is required to satisfy all or any portion of the Conversion Obligation in cash, and one or more pending Conversion Notices have not been retracted, then the Company shall deposit cash and/or shares of Common Stock sufficient to satisfy the Conversion Obligation with the Trustee no later than the fifteenth
(15th) Trading Day following the last day of the Conversion Retraction Period. Such settlement shall be distributed to the Holders as their interests may appear upon surrender of their Securities.

      If any portion of the Conversion Obligation is to be paid in cash, the amount of cash (the "Cash Settlement Amount") payable in settlement of the aggregate principal amount which will not be paid in shares of Common Stock (such principal amount, the "Non-Stock-Converted Principal Amount") shall be equal to the product of (a) the Non-Stock-Converted Principal Amount divided by the Conversion Price times (b) the arithmetic average of the Closing Prices of the Common Stock for the five (5) consecutive Trading Days following the last day of the Conversion Retraction Period. The Company shall deliver a written statement of the results of such calculation to the Trustee, and of any other information relating thereto as the Trustee may reasonably request.

      Section 13.3 Adjustment of Conversion Price. The Conversion Price shall be adjusted from time to time by the Company as follows:

            (a) In case the Company shall hereafter pay a dividend or make a distribution to all Holders of the outstanding Common Stock in shares of Common Stock, the Conversion Price in effect at the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator of which shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. If any dividend or distribution of the type described in this Section 13.3(a) is declared but not so paid or made, the Conversion Price shall again be adjusted to the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

            (b) In case the Company shall issue rights or warrants to all Holders of its outstanding shares of Common Stock entitling them (for a period expiring within 45 days after the date fixed for determination of stockholders entitled to receive such rights or warrants) to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price per share (or having a conversion price per share) less than the Current Market Price (as defined below) on the date fixed for determination of stockholders entitled to receive such rights or warrants, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date fixed for determination of stockholders entitled to receive such rights or warrants by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for determination of stockholders entitled to receive such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Current Market Price (or the aggregate conversion price of the convertible securities so offered, which shall be determined by multiplying the number of shares of Common Stock issuable upon conversion of such convertible securities by the conversion price per share of Common Stock pursuant to the terms of such convertible securities), and the denominator of which shall be the number of shares of Common Stock outstanding on the date fixed for determination of stockholders entitled to receive such rights or warrants plus the total number of additional shares of Common Stock offered for subscription or purchase or into which convertible securities so offered are convertible; provided, however, the Company may, at its option and in lieu of the foregoing adjustment, elect to distribute or reserve for distribution the pro rata portion of such rights or warrants so that each Holder of Securities shall receive, or shall have the right to receive upon conversion, as the case may be, the amount of such rights or warrants that such Holder of Securities would have received if such Holder of Securities had converted such Securities on the date fixed for determination of stockholders to receive such rights or warrants. Such adjustment shall be successively made whenever any such rights or warrants are issued, and shall become effective immediately after the opening of business on the day following the date fixed for determination of stockholders entitled to receive such rights or warrants. To the extent that shares of Common Stock (or securities convertible into Common Stock) are not delivered before the expiration of such rights or warrants, then after the expiration of such rights or warrants the Conversion Price shall be readjusted to the Conversion Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered (or the number of shares of Common Stock issuable upon conversion of convertible securities actually issued). In the event that such rights or warrants are not so issued, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the Holders to subscribe for or purchase shares of Common Stock at less than such Current Market Price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received by the Company for such rights or warrants or to be received upon exercise of such rights or warrants, the value of such consideration, if other than cash, to be determined in good faith by the Board of Directors and set forth in a Board Resolution.

            (c) In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

            (d) In case the Company shall, by dividend or otherwise, distribute to all Holders of its Common Stock shares of any class of capital stock of the Company (other than any dividends or distributions to which Section 13.3(a) applies) or evidences of its indebtedness or assets (including securities, but excluding any rights or warrants referred to in Section 13.3(b), and excluding any dividend or distribution (x) paid exclusively in cash or (y) referred to in Section 13.3(a)) (any of the foregoing hereinafter in this Section 13.3(d) called the "Distributed Securities"), then, in each such case, the Conversion Price shall be reduced so that the same shall be equal to the price determined by multiplying the Conversion Price in effect on the Record Date (as defined below) with respect to such distribution by a fraction, the numerator of which shall be the Current Market Price per share of the Common Stock on such Record Date less the fair market value (as determined by the Board of Directors, whose good faith determination shall be conclusive, and described in a resolution of the Board if Directors) on the Record Date of the portion of the Distributed Securities so distributed applicable to one share of Common Stock and the denominator of which shall be the Current Market Price per share of the Common Stock on such Record Date, such reduction to become effective immediately prior to the opening of business on the day following such Record Date. If the Board of Directors determines the fair market value of any distribution for purposes of this Section 13.3(d) by reference to the actual or when issued trading market for any securities, it must in doing so consider the prices in such market over the same period used in computing the Current Market Price of the Common Stock. Each share of Common Stock issued upon conversion of securities pursuant to this Article 13 shall be entitled to receive the appropriate number of common stock or preferred stock purchase rights, if any, as may be provided by the terms of any stockholder rights plan adopted by the Company (notwithstanding the occurrence of an event causing such rights to separate from the Common Stock at or prior to the time of conversion). Any distribution of rights or warrants pursuant to a stockholder rights plan complying with the requirements set forth in the immediately preceding sentence of this paragraph shall not constitute a distribution of rights or warrants for the purposes of Section 13.3(b) or this Section 13.3(d).

            Rights or warrants distributed by the Company to all holders of Common Stock entitling the Holders thereof to subscribe for or purchase shares of the Company's capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("Trigger Event"): (i) are deemed to be transferred with such shares of Common Stock; (ii) are not exercisable; and (iii) are also issued in respect of future issuances of Common Stock, shall be deemed not to have been distributed for purposes of this Section
      13.3 (and no adjustment to the Conversion Price under this Section 13.3 will be required) until the occurrence of the earliest Trigger Event, whereupon such rights and warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the Conversion Price shall be made under this Section 13.3(d). If any such right or warrant, including any such existing rights or warrants distributed prior to the date of this Indenture, are subject to events, upon the occurrence of which such rights or warrants become exercisable to purchase different securities, evidences of indebtedness or other assets, then the date of the occurrence of any and each such event shall be deemed to be the date of distribution and record date with respect to new rights or warrants with such rights (and a termination or expiration of the existing rights or warrants without exercise by any of the Holders thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to the Conversion Price under this Section 13.3 was made, (1) in the case of any such rights or warrants which shall all have been repurchased without exercise by any holders thereof, the Conversion Price shall be readjusted upon such final repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share repurchase price received by a holder or holders of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all applicable holders of Common Stock as of the date of such repurchase, and
      (2) in the case of such rights or warrants which shall have expired or been terminated without exercise by any holders thereof, the Conversion Price shall be readjusted as if such rights and warrants had not been issued.

            For purposes of Section 13.3(a), Section 13.3(b) and this Section 13.3(d), any dividend or distribution to which this Section 13.3(d) is applicable that also includes shares of Common Stock, or rights or warrants to subscribe for or purchase shares of Common Stock (or both), shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, assets or shares of capital stock other than such shares of Common Stock or rights or warrants (and any Conversion Price reduction required by this Section 13.3(d) with respect to such dividend or distribution shall then be made) immediately followed by (2) a dividend or distribution of such shares of Common Stock or such rights or warrants (and any further Conversion Price reduction required by Section 13.3(a) and Section 13.3(b) with respect to such dividend or distribution shall then be made), except (A) the Record Date of such dividend or distribution shall be substituted as "the date fixed for the determination of stockholders entitled to receive such dividend or other distribution" and "the date fixed for such determination" within the meaning of Section 13.3(a) and Section 13.3(b) and (B) any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of Section 13.3(a).

            (e) In case the Company shall, by dividend or otherwise, distribute to all Holders of its Common Stock cash (excluding any cash that is distributed upon a merger or consolidation to which Section 13.4 applies or as part of a distribution referred to in Section 13.3(d)), in an aggregate amount that, combined together with (1) the aggregate amount of any other such distributions to all Holders of its Common Stock made exclusively in cash within the 12 months preceding the date of payment of such distribution, and in respect of which no adjustment pursuant to this
      Section 13.3(e) has been made, and (2) the aggregate of any cash plus the fair market value (as determined by the Board of Directors, whose good faith determination shall be conclusive and described in a resolution of the Board of Directors) of consideration payable in respect of any tender offer by the Company or any of its subsidiaries for all or any portion of the Common Stock concluded within the 12 months preceding the date of payment of such distribution, and in respect of which no adjustment pursuant to Section 13.3(f) has been made, exceeds 12.5% of the product of the Current Market Price on the Record Date with respect to such distribution times the number of shares of Common Stock outstanding on such date, then, and in each such case, immediately after the close of business on such date, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on such Record Date by a fraction (i) the numerator of which shall be equal to the Current Market Price on the Record Date less an amount equal to the quotient of
      (x) the excess of such combined amount over such 12.5% and (y) the number of shares of Common Stock outstanding on the Record Date and (ii) the denominator of which shall be equal to the Current Market Price on such date; provided, however, that in the event the portion of the cash so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price of the Common Stock on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Security holder shall have the right to receive upon conversion of a Security (or any portion thereof) the amount of cash such Holder would have received had such Holder converted such Security (or portion thereof) immediately prior to such Record Date. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared. Any cash distribution to all Holders of Common Stock as to which the Company makes the election permitted by Section 13.3(m) and as to which the Company has complied with the requirements of such Section shall be treated as not having been made for all purposes of this Section 13.3(e).

            (f) In case a tender offer made by the Company or any of its subsidiaries for all or any portion of the Common Stock shall expire and such tender offer (as amended upon the expiration thereof) shall require the payment to stockholders (based on the acceptance (up to any maximum specified in the terms of the tender offer) of Purchased Shares (as defined below)) of an aggregate consideration having a fair market value (as determined by the Board of Directors, whose good faith determination shall be conclusive and described in a resolution of the Board of Directors) that combined together with (1) the aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose good faith determination shall be conclusive and described in a resolution of the Board of Directors), as of the expiration of such tender offer, of consideration payable in respect of any other tender offers, by the Company or any of its subsidiaries for all or any portion of the Common Stock expiring within the 12 months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to this Section 13.3(f) has been made and (2) the aggregate amount of any distributions to all Holders of the Common Stock made exclusively in cash within 12 months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to Section 13.3(e) has been made, exceeds 12.5% of the product of the Current Market Price as of the last time (the "Expiration Time") tenders could have been made pursuant to such tender offer (as it may be amended) times the number of shares of Common Stock outstanding (including any tendered shares) at the Expiration Time, then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration Time, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to close of business on the date of the Expiration Time by a fraction of which the numerator shall be the number of shares of Common Stock outstanding (including any tendered shares) at the Expiration Time multiplied by the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time and the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender offer) of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) at the Expiration Time and the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time, such reduction (if any) to become effective immediately prior to the opening of business on the day following the Expiration Time. In the event that the Company is obligated to purchase shares pursuant to any such tender offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such tender offer had not been made. If the application of this Section 13.3(f) to any tender offer would result in an increase in the Conversion Price, no adjustment shall be made for such tender offer under this Section 13.3(f). Any cash distribution to all holders of Common Stock as to which the Company has made the election permitted by Section 13.3(m) and as to which the Company has complied with the requirements of such Section shall be treated as not having been made for all purposes of this Section 13.3(f).

            (g) For purposes of this Section 13.3, the following terms shall have the meaning indicated:

                  (i) "Closing Price" with respect to any securities on any day shall mean the closing sale price, regular way, on such day or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in each case on the principal national securities exchange or quotation system on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the average of the closing bid and asked prices of such security on the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or if not so available, in such manner as furnished by any NYSE member firm selected from time to time by the Board of Directors for that purpose, or a price determined in good faith by the Board of Directors whose determination shall be conclusive.

                  (ii) "Current Market Price" shall, for the purposes of any computation under paragraphs (b), (d), (e) and (f) of this Section
            13.3 relating to the current market price per share of Common Stock at a specified date, mean the average of the Closing Prices for the 10 consecutive Trading Days (as defined below) preceding the day before the record date (or, if earlier, the ex-dividend date) with respect to any distribution, issuance or other event requiring such computation.

                  (iii) "fair market value" shall mean the amount which a
            willing buyer would pay a willing seller in an arm's length transaction.

                  (iv) "Record Date" shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

            (h) The Company may make such reductions in the Conversion Price, in addition to those required by paragraphs (a), (b), (c), (d), (e) or (f) of this Section 13.3, as the Board of Directors considers to be advisable to avoid or diminish any income tax to Holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes. To the extent permitted by applicable law, the Company from time to time may reduce the Conversion Price by any amount for any period of time if the period is at least 20 days, the reduction is irrevocable during the period and the Board of Directors shall have made a determination that such reduction would be in the best interests of the Company, which determination shall be conclusive. Whenever the Conversion Price is reduced pursuant to the preceding sentence, the Company shall mail to Holders of record of the Securities a notice of the reduction at least 15 days prior to the date the reduced Conversion Price takes effect, and such notice shall state the reduced Conversion Price and the period during which it will be in effect.

            (i) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this Section 13.3(i) are not required to be made shall be carried forward and taken into account in making the first subsequent adjustment made following the event which did not result in an adjustment by reason of this Section 13.3(i). All calculations under this Article XIII shall be made by the Company and shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. No adjustment need be made for rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest. To the extent the Securities become convertible into cash, assets, property or securities (other than capital stock of the Company), no adjustment need be made thereafter as to the cash, assets, property or such securities. Interest will not accrue on the cash.

            (j) Whenever the Conversion Price is adjusted as herein provided, the Company shall promptly file with the Conversion Agent an Officers' Certificate setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Unless and until a Responsible Officer of the Trustee shall have received such Officers' Certificate, the Trustee shall not be deemed to have knowledge of any adjustment of the Conversion Price and may assume without inquiry that the last Conversion Price of which it has knowledge is still in effect. Promptly after delivery of such certificate, the Company shall prepare a notice of such adjustment of the Conversion Price setting forth the adjusted Conversion Price and the date on which each adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Price to each Holder of Securities at such Holder's last address appearing on the list of Security holders provided for in Section
      2.5 of this Indenture, within 20 days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

            (k) In any case in which this Section 13.3 provides that an adjustment shall become effective immediately after a Record Date for an event, the Company may defer until the occurrence of such event (i) issuing to the Holder of any Securities converted after such Record Date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (ii) paying to such Holder any amount in cash in lieu of any fractional shares pursuant to
      Section 13.2.

            (l) For purposes of this Section 13.3, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

            (m) In lieu of making any adjustment to the Conversion Price pursuant to Section 13.3(e) or Section 13.3(f), the Company may elect to reserve an amount of cash for distribution to the Holders of the Securities upon the conversion of the Securities so that any such Holder converting Securities will receive upon such conversion, in addition to the shares of Common Stock and other items to which such Holder is entitled, the full amount of cash which such Holder would have received if such Holder had, immediately prior to the Record Date for such distribution of cash or the Expiration Time of the tender offer, as the case may be, converted its Securities into Common Stock, together with any interest accrued with respect to such amount, in accordance with this Section 13.3(m). The Company may make such election by providing an Officers' Certificate to the Trustee to such effect on or prior to the payment date for any such distribution and depositing with the Trustee on or prior to such date an amount of cash equal to the aggregate amount the Holders of the Securities would have received if such Holders had, immediately prior to the Record Date for such distribution or the Expiration Time, as the case may be, converted all of the Securities into Common Stock. Any such funds so deposited by the Company with the Trustee shall be invested by the Trustee pursuant to written direction by the Company in marketable obligations issued or fully guaranteed by the United States government with a maturity not more than 3 months from the date of issuance. Upon conversion of Securities by a Holder, the Holder will be entitled to receive, in addition to the Common Stock issuable upon conversion, an amount of cash equal to the amount such Holder would have received if such Holder had, immediately prior to the Record Date for such distribution or the Expiration Time, as the case may be, converted its Security into Common Stock, along with such Holder's pro rata share of any accrued interest earned as a consequence of the investment of such funds. Promptly after making an election pursuant to this Section 13.3(m), the Company shall give or shall cause to be given notice to all Security holders of such election, which notice shall state the amount of cash per $1,000 principal amount of Securities such Holders shall be entitled to receive (excluding interest) upon conversion of the Securities as a consequence of the Company having made such election.

      Section 13.4 Consolidation or Merger of the Company.

      If any of the following events occurs, namely:

            (a) any reclassification or change of the outstanding Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination);

            (b) any merger, consolidation, statutory share exchange or combination of the Company with another corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock; or

            (c) any sale or conveyance of the properties and assets of the Company as, or substantially as, an entirety to any other corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock;

the Company or the successor or purchasing corporation, as the case may be, shall execute with the Trustee a supplemental indenture (which shall comply with the Trust Indenture Act as in force at the date of execution of such supplemental indenture, if such supplemental indenture is then required to so comply) providing that such Securities shall be convertible into the kind and amount of shares of stock and other securities or property or assets (including cash) which such

Holder would have been entitled to receive upon such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance had such Securities been converted into Common Stock immediately prior to such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance assuming such holder of Common Stock did not exercise its rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such merger, consolidation, statutory share exchange, sale or conveyance (provided, however, that if the kind or amount of securities, cash or other property receivable upon such merger, consolidation, statutory share exchange, sale or conveyance is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised ("Non-Electing Share"), then for the purposes of Section 13.3, the kind and amount of securities, cash or other property receivable upon such merger, consolidation, statutory share exchange, sale or conveyance for each Non-Electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-Electing Shares). Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article XIII. If, in the case of any such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance, the stock or other securities and assets receivable thereupon by a holder of Common Stock includes shares of stock or other securities and assets of a corporation other than the successor or purchasing corporation, as the case may be, in such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance, then such supplemental indenture shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the Holders of the Securities as the Board of Directors shall reasonably consider necessary by reason of the foregoing, including to the extent practicable the provisions providing for the conversion rights set forth in this Article XIII.

      The Company shall cause notice of the execution of such supplemental indenture to be mailed to each Holder, at the address of such Holder as it appears on the register of the Securities maintained by the Registrar, within 20 days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.

      The above provisions of this Section 13.4 shall similarly apply to successive reclassifications, mergers, consolidations, statutory share exchanges, combinations, sales and conveyances. If this Section 13.4 applies to any event or occurrence, Section 13.3 shall not apply.

      Section 13.5 Notice of Adjustment.

      Whenever an adjustment in the Conversion Price with respect to the Securities is required:

            (a) the Company shall forthwith place on file with the Trustee and any Conversion Agent for such securities a certificate of the Treasurer of the Company, stating the adjusted Conversion Price determined as provided herein and setting forth in reasonable detail such facts as shall be necessary to show the reason for and the manner of computing such adjustment; and

            (b) a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price shall forthwith be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company, to each Holder in the manner provided in
      Section 14.2. Any notice so given shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice.

      Section 13.6 Notice in Certain Events.

      In case:

            (a) of a consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or conveyance to another Person or entity or group of Persons or entities acting in concert as a partnership, limited partnership, syndicate or other group (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of all or substantially all of the property and assets of the Company; or

            (b) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

            (c) of any action triggering an adjustment of the Conversion Price referred to in clauses (x) or (y) below;

then, in each case, the Company shall cause to be filed with the Trustee and the Conversion Agent, and shall cause to be given, to the Holders of the Securities in the manner provided in Section 14.2, at least 15 days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of any distribution or grant of rights or warrants triggering an adjustment to the Conversion Price pursuant to this Article XIII, or, if a record is not to be taken, the date as of which the holders of record of Common Stock entitled to such distribution, rights or warrants are to be determined, or (y) the date on which any reclassification, consolidation, merger, sale, conveyance, dissolution, liquidation or winding up triggering an adjustment to the Conversion Price pursuant to this Article XIII is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger sale, conveyance, dissolution, liquidation or winding up.

      Failure to give such notice or any defect therein shall not affect the legality or validity of the proceedings described in clause (a), (b) or (c) of this Section 13.6.

      Section 13.7 Company To Reserve Stock. The Company shall, in accordance with the laws of the State of Delaware, at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued shares of Common Stock, for the purpose of effecting the conversion of the Securities, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all Securities then outstanding into such Common Stock at any time; provided, however, that nothing contained herein shall preclude the Company from satisfying its obligations in respect of the conversion of the

Securities by delivery of purchased shares of Common Stock which are then held in the treasury of the Company. The Company covenants that all shares of Common Stock which may be issued upon conversion of Securities will upon issue be fully paid and nonassessable and free from all liens and charges arising by, through or under the Company, and, except as provided in Section 13.8, taxes with respect to the issue thereof.

      Section 13.8 Taxes on Conversion. The issue of stock certificates on conversion of Securities shall be made without charge to the converting Holder for any documentary, stamp or similar issue or transfer taxes in respect of the issue thereof, and the Company shall pay any and all documentary, stamp or similar issue or transfer taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Securities pursuant hereto. The Company shall not, however, be required to pay any such tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock or the portion, if any, of the Securities which are not so converted in a name other than that in which the Securities so converted were registered, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of such tax or has established to the satisfaction of the Company that such tax has been paid.

      Section 13.9 Conversion After Record Date. Except as provided in the next succeeding paragraph of this Section 13.9 and in the proviso to this sentence, upon surrender of Securities for conversion, the Holder of such Securities shall not be entitled to receive any interest that has accrued on such Securities since the prior Interest Payment Date; provided, however, that (a) if any Securities are surrendered for conversion during a Fundamental Change Conversion Period, then the Holder thereof shall be entitled to receive all interest that has accrued on such Securities since the prior Interest Payment Date until the Effective Date of the applicable Fundamental Change and (b) if any Securities are surrendered for conversion during a Redemption Conversion Period, then the Holder thereof shall be entitled to receive all interest that has accrued on such Securities since the prior Interest Payment Date until the Redemption Date immediately following the Redemption Conversion Period. Except as set forth in the proviso to the preceding sentence, by delivery to the Holder of the number of shares of Common Stock or other consideration issuable upon conversion in accordance with this Article XIII, any accrued and unpaid interest on such Securities will be deemed to have been paid in full.

      If any Securities are surrendered for conversion subsequent to the record date preceding an Interest Payment Date but on or prior to such Interest Payment Date, the Holder of such Securities at the close of business on such record date shall receive the interest payable on such Securities on such Interest Payment Date notwithstanding the conversion thereof. Securities surrendered for conversion during the period from the close of business on any record date preceding any Interest Payment Date to the opening of business on such Interest Payment Date shall, unless the Securities being converted (a) have been called for redemption during such period or on such Interest Payment Date or (b) are being converted during a Fundamental Change Conversion Period, be accompanied by payment by the Holders thereof, for the account of the Company, of an amount equal to the interest payable on such Interest Payment Date on the Securities being surrendered for conversion. Except as provided in this Section 13.9, no adjustments in respect of payments of interest on Securities surrendered for conversion or any dividends or distributions or interest on the Common Stock issued upon conversion shall be made upon the conversion of any Securities.

      Section 13.10 Responsibility of Trustee for Conversion Provisions. The Trustee has no duty to determine when an adjustment under this Article XIII should be made, how it should be made or what it should be. The Trustee has no duty to determine whether a supplemental indenture under Section 13.4 need be entered into or whether any provisions of any supplemental indenture are correct. The Trustee makes no representation as to the validity or value of any securities or assets issued upon conversion of Securities. The Trustee shall not be responsible for any failure of the Company to comply with this Article XIII. Each Conversion Agent other than the Company shall have the same protection under this Section 13.10 as the Trustee.

      The rights, privileges, protections, immunities and benefits given to the Trustee under the Indenture including, without limitation, its rights to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each Paying Agent or Conversion Agent acting hereunder.

      Section 13.11 Unconditional Right of Holders to Convert. Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to convert its Security in accordance with this Article XIII and to bring an action for the enforcement of any such right to convert, and such rights shall not be impaired or affected without the consent of such Holder.

      Section 13.12 Common Stock Restricted Securities Legends. Unless such Common Stock has been sold or otherwise transferred pursuant to a registration statement that has been declared effective under the Securities Act or is eligible for resale pursuant to Rule 144(k), each stock certificate representing Common Stock issued upon conversion of the Securities will bear the legend set forth on Exhibit F hereto (the "Common Stock Restricted Securities Legend"). The Common Stock Restricted Securities Legend may be removed from any stock certificate representing shares of the Common Stock issued upon conversion of any Security only if there is delivered to the Company such satisfactory evidence, which shall include an Opinion of Counsel, as may be reasonably required by the Company and the transfer agent for the Common Stock, that neither the Common Stock Restricted Securities Legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A or Rule 144 or that such shares of Common Stock are not "restricted" within the meaning of Rule 144. Upon provision of such satisfactory evidence, at the written direction of the Company, the transfer agent for the Common Stock shall authenticate and deliver in exchange for the stock certificate or stock certificates representing such shares of Common Stock bearing such legend, one or more new stock certificates representing a like aggregate number of shares of Common Stock that do not bear such legend. If the Common Stock Restricted Securities Legend has been removed from a stock certificate representing shares of the Common Stock issued upon conversion of any Security as provided above, no other stock certificates representing shares of the Common Stock issued upon conversion of such Security shall bear such legend, unless the Company has reasonable cause to believe that such shares of Common Stock are "restricted securities" within the meaning of Rule 144.

                                  ARTICLE XIV

                                 MISCELLANEOUS

      Section 14.1 Trust Indenture Act Controls. If any provision of this Indenture limits, qualifies, or violates another provision which is required to be included in this Indenture by the TIA, the required provision shall control.

      Section 14.2 Notices. Any request, demand, authorization, notice, waiver, consent or communication shall be in writing and delivered in person or mailed by first-class mail, postage prepaid, addressed as follows or transmitted by facsimile transmission (confirmed by guaranteed overnight courier) to the following facsimile numbers:

      if to the Company and/or any Guarantor:

      Integrated Electrical Services, Inc.
      1800 West Loop South, Suite 500
      Houston, Texas 77027-3233
      Attention: Chief Financial Officer
      Facsimile: (713) 860-1599
      Telephone: (713) 860-1500

      with a copy (which shall not constitute notice) to:

      Andrews Kurth LLP
      600 Travis Street
      Suite 4200
      Houston, Texas 77002-3090
      Attention: G. Michael O'Leary, Esq.
      Facsimile: (713) 220-4285
      Telephone: (713) 220-4360
      if to the Trustee:

      The Bank of New York
      101 Barclay St., 8th Floor West
      New York, New York 10286
      Attention: Corporate Trust Services
      Facsimile.: (212) 815-5704
      Telephone: (212) 815-5704

      The Company, any Guarantor or the Trustee by notice given to the other in the manner provided above may designate additional or different addresses for subsequent notices or communications.

      Any notice or communication given to a Securityholder shall be mailed to the Securityholder, by first-class mail, postage prepaid, at the Securityholder's address as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed.

      Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not received by the addressee.

      If the Company mails a notice or communication to the Securityholders, it shall mail a copy to the Trustee and each Registrar, Paying Agent, Conversion Agent or co-registrar.

      Section 14.3 Communication by Holders with Other Holders. Securityholders may communicate pursuant to TIA Section 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Trustee shall comply with TIA Section 312(b) relating to Securityholder communications. The Company, the Trustee, the Registrar, the Paying Agent, the Conversion Agent and anyone else shall have the protection of TIA Section 312(c).

      Section 14.4 Certificate and Opinion as to Conditions Precedent. Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

            (a) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; or

            (b) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

      Section 14.5 Statements Required in Certificate or Opinion. Except as otherwise herein provided, each Officers' Certificate or Opinion of Counsel with respect to compliance with a covenant or condition provided for in this Indenture shall include:

            (a) a statement that each Person making such Officers' Certificate or Opinion of Counsel has read such covenant or condition;

            (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such Officers' Certificate or Opinion of Counsel are based;

            (c) a statement that, in the opinion of each such Person, he has made such examination or investigation as is reasonably necessary to enable such Person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (d) a statement that, in the opinion of such Person, such covenant or condition has been complied with.

      Section 14.6 Separability Clause. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      Section 14.7 Rules by Trustee, Paying Agent, Conversion Agent and Registrar. The Trustee may make reasonable rules for action by or a meeting of Securityholders. The Registrar, the Conversion Agent and the Paying Agent may make reasonable rules for their functions.

      Section 14.8 Governing Law. THIS INDENTURE, THE SECURITIES AND THE SUBSIDIARY GUARANTEES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      Section 14.9 No Recourse Against Others. A director, officer, employee, stockholder, member, manager, limited partner or general partner (and their respective Affiliates, other than the Company or any Guarantor), as such, of the Company or any Guarantor shall not have any liability for any obligations of the Company under the Securities, Subsidiary Guarantees or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder shall waive and release all such liability. The waiver and release shall be part of the consideration for the issue of the Securities.

      Section 14.10 Successors. All agreements of the Company in this Indenture and the Securities shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor. All agreements of each Guarantor in this Indenture will bind its successors, except as otherwise provided in Section
9.5 hereof.

      Section 14.11 Multiple Originals. The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Indenture.

      Section 14.12 Designated Senior Indebtedness. The Company hereby designates all of the Securities as Designated Senior Indebtedness for purposes of the Indenture dated as of January 28, 1999 under which the Company's 9-3/8% Senior Subordinated Notes, Series A and Series B, due 2009 are issued and for purposes of the Indenture dated as of May 29, 2001 under which the Company's 9-3/8% Senior Subordinated Notes, Series A and Series B, due 2009 are issued.

                            (Signature Pages Follow)

      IN WITNESS WHEREOF, the undersigned, being duly authorized, have executed this Indenture on behalf of the respective parties hereto as of the date first above written.

                                        COMPANY:

                                        INTEGRATED ELECTRICAL SERVICES, INC.

                                        By: /s/ Herbert R. Allen
                                            ---------------------------------
                                            Name: Herbert R. Allen
                                            Title: Chief Executive Officer

                          [SIGNATURE PAGE TO INDENTURE]

                                        GUARANTORS:

                                        EACH OF THE GUARANTORS NAMED ON SCHEDULE
                                        I HERETO

                                        By: /s/ Herbert R. Allen
                                            ---------------------------------
                                        Name: Herbert R. Allen

                                        Acting in his capacity as (i) the Chief
                                        Executive Officer of the Guarantors
                                        listed in Part I of Schedule I and (ii)
                                        Sole Manager and Chief Executive Officer of the general partner of each of the Guarantors listed in Part II of Schedule I (such general partners acting on behalf of such Guarantors).

                                        By: /s/ Victor Duva
                                            ---------------------------------
                                            Name: Victor Duva

                                        Acting in his capacity as the President
                                        of the Guarantors listed in Part III of
                                        Schedule I.

                                        By: /s/ John Seli
                                            ---------------------------------

                                            Name: John Seli

                                        Acting in his capacity as the Manager of the Guarantors listed in Part IV of
                                        Schedule I.

                          [SIGNATURE PAGE TO INDENTURE]

                                        THE BANK OF NEW YORK,
                                        a New York banking corporation,
                                        as Trustee

                                        By: /s/ Remo J. Reale
                                            ---------------------------------
                                            Name: Remo J. Reale
                                            Title: Vice President

                          [SIGNATURE PAGE TO INDENTURE]

                                                                      SCHEDULE I

                               EXISTING GUARANTORS

PART I:

NAME

Pan American Electric, Inc.

Houston-Stafford Electric Holdings III, Inc.

Mills Electrical Contractors, Inc.

PART II:

NAME                                            GENERAL PARTNER

Houston-Stafford Electrical Contractors LP    Houston-Stafford Management LLC,
                                              an Arizona limited liability
                                              company

Mills Electric LP                             Mills Management LLC, an Arizona
                                              limited liability company

PART III:

NAME

Houston-Stafford Holdings LLC

Mills Electrical Holdings LLC

PART IV:

NAME

Houston-Stafford Holdings II LLC

Mills Electrical Holdings II LLC

                                                                       EXHIBIT A

                        [FORM OF FACE OF GLOBAL SECURITY]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS TO NOMINEES OF THE DEPOSITORY TRUST COMPANY, OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN Article II OF THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

THE SECURITY EVIDENCED BY THIS CERTIFICATE AND ANY SHARES OF COMMON STOCK ISSUABLE UPON THE CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ACQUISITION HEREOF, THE HOLDER:

(1) REPRESENTS THAT IT IS (A) A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (A "QIB"); (B) AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) (AN "IAI"); OR (C) NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT;

(2) AGREES THAT (I) IT WILL NOT, PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE UNDER RULE 144(k) (TAKING INTO ACCOUNT THE PROVISIONS OF RULE 144(d) UNDER THE SECURITIES ACT, IF APPLICABLE) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS SECURITY, RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A PERSON WHOM SUCH SELLER REASONABLY BELIEVES TO BE A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) TO PERSONS OTHER THAN U.S. PERSONS OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT,
(D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (E) TO A PERSON WHOM SUCH SELLER REASONABLY BELIEVES TO BE AN IAI OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, SUBJECT TO THE OBLIGATION OF SUCH HOLDER TO FURNISH THE COMPANY AND THE TRUSTEE SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS MAY BE REQUIRED PURSUANT TO THE INDENTURE AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AND (II) IT WILL, AFTER THE EXPIRATION OF THE HOLDING PERIOD REFERRED TO UNDER RULE 144(k) (TAKING INTO ACCOUNT THE PROVISIONS OF RULE 144(d) UNDER THE SECURITIES ACT, IF APPLICABLE) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS SECURITY, PROVIDE A REPRESENTATION TO THE COMPANY THAT IT HAS HELD THE SECURITY EVIDENCED BY THIS CERTIFICATE FOR A PERIOD OF TWO YEARS AND IS NOT AN AFFILIATE (AS SUCH TERM IS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) PRIOR TO ANY RESALE OR TRANSFER OF THIS SECURITY;

(3) AGREES THAT IT WILL NOTIFY EACH PERSON TO WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE (2)(I)(F) ABOVE) OF THE RESALE RESTRICTIONS CONTAINED IN THIS LEGEND;

AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANING GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS SECURITY IN VIOLATION OF THE FOREGOING RESTRICTIONS.

THE FOREGOING LEGEND MAY BE REMOVED FROM THIS SECURITY ON SATISFACTION OF THE CONDITIONS SPECIFIED IN THE INDENTURE.

                      INTEGRATED ELECTRICAL SERVICES, INC.

          [Series A] [Series B] 6.5% Senior Convertible Notes due 2014

No.                                           CUSIP: ________
Issue Date: ________  __, 20__                Principal Amount: $

      INTEGRATED ELECTRICAL SERVICES, INC., a Delaware corporation, promises to pay to ______________________ or registered assigns, the principal amount of ______________________ DOLLARS ($_____________) on November 1, 2014.

      Interest Payment Dates: May 1 and November 1, commencing May 1, 2005.

      Record Dates: April 15 and October 15.

      Reference is hereby made to the further provisions of this Security set forth on the reverse side of this Security, which further provisions shall for all purposes have the same effect as if set forth at this place.

      The Company hereby designates this Security as "Designated Senior Indebtedness" for purposes of the Indenture dated as of January 28, 1999 under which the Company's 9-3/8% Senior Subordinated Notes, Series A and Series B, due 2009 are issued and for purposes of the Indenture dated as of May 29, 2001 under which the Company's 9-3/8% Senior Subordinated Notes, Series A and Series B, due 2009 are issued.

      IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: ________  __, 20__         INTEGRATED ELECTRICAL SERVICES, INC.

                                  By: _______________________________________

                                  Title: ____________________________________

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

THE BANK OF NEW YORK, a New York banking corporation, as Trustee, certifies that this is one of the Securities referred to in the within-mentioned Indenture.

By __________________________________
         Authorized Signatory

Dated: ________  __, 20__

                      [FORM OF REVERSE OF GLOBAL SECURITY]

          [Series A] [Series B] 6.5% Senior Convertible Notes due 2014

      This Security is one of a duly authorized issue of [Series A] [Series B] 6.5% Senior Convertible Notes due 2014 of Integrated Electrical Services, Inc., a Delaware corporation (including any successor corporation under the Indenture hereinafter referred to, the "Company"), issued under an Indenture, dated as of November 24, 2004 (together with any supplemental indenture thereto, the "Indenture"), between the Company, the Guarantors and The Bank of New York, a New York banking corporation, as trustee (the "Trustee"). The terms of the Security include those stated in the Indenture, those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended ("TIA"), and those set forth in this Security. This Security is subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of all such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Security and the terms of the Indenture, the terms of the Indenture shall control. Capitalized terms used but not defined herein have the meanings assigned to them in the Indenture unless otherwise indicated.

1.    Interest.

      The Company promises to pay interest on the principal amount of the outstanding Securities at the interest rate of 6.5% per annum (the "Interest Rate") from the Closing Date. The Company will pay Interest on this Security semi-annually in arrears on May 1 and November 1 of each year (each, an "Interest Payment Date"), commencing May 1, 2005.

      Interest on the Securities shall be computed (i) for any full semi-annual period for which a particular Interest Rate is applicable, on the basis of a 360-day year of twelve 30-day months and (ii) for any period for which a particular Interest Rate is applicable for less than a full semiannual period for which Interest is calculated, on the basis of a 30-day month and, for such periods of less than a month, the actual number of days elapsed over a 30-day month.

      A Holder of any Security at the close of business on a record date will be entitled to receive interest (and Liquidated Damages, if any) on such Security on the corresponding Interest Payment Date; provided that if this Security is repurchased by the Company on a date that is after the record date and prior to the corresponding Interest Payment Date, interest and Liquidated Damages, if any, accrued and unpaid hereon to but not including the applicable Repurchase Date or Fundamental Change Repurchase Date, as the case may be, will be paid to the same Holder to whom the Company pays the purchase price of this Security. Interest on Securities converted after a record date but prior to the corresponding Interest Payment Date (other than any Security whose maturity is prior to such Interest Payment Date) will be paid on the next succeeding Interest Payment Date to the Holder of the Securities on the record date but, upon conversion, the converting Holder must pay the Company the interest, and Liquidated Damages, if any, specified in Section 13.9 of the Indenture.

      If the principal amount hereof, any portion thereof, any interest, including the payment of Liquidated Damages, if any, or any Repurchase Price, Fundamental Change Repurchase Price, Optional Redemption Price or Make-Whole Premium, if applicable, on any Security is not paid when due (whether upon acceleration pursuant to Section 8.2 of the Indenture, upon the date set for payment of the Repurchase Price, the Fundamental Change Repurchase Price, the Optional Redemption Price or the Make-Whole Premium hereof or upon the Stated Maturity of this Security), then in each such case the overdue amount shall, to the extent permitted by law, bear interest at 1% over the then Interest Rate, which interest shall accrue from the date on which such overdue amount was originally due to the date of payment of such amount, including interest thereon, has been made or duly provided for. All such interest shall be payable on demand.

2.    Method of Payment.

      Except as provided below, interest and Liquidated Damages will be paid (i) on the Global Securities to DTC in immediately available funds, and (ii) with respect to Certificated Securities, to the Person in whose name Securities are registered at the close of business on the record date, (a) on any Certificated Securities having an aggregate principal amount of $2,000,000 or less, by check mailed to the Holders of such Securities; and (b) on any Securities having an aggregate principal amount of more than $2,000,000, by wire transfer in immediately available funds at the election of the Holders of those Securities.
At Stated Maturity the Company will pay principal and interest in cash on Securities, with respect to Global Securities in accordance with the Applicable Procedures of DTC, and otherwise at the Company's office for payment, which initially will be the Corporate Trust Office of the Trustee.

      Subject to the terms and conditions of the Indenture, the Company will make payments in cash in respect of the Repurchase Price, the Fundamental Change Repurchase Price, the Optional Redemption Price, Liquidated Damages and amounts payable at Stated Maturity to Holders who surrender Securities to the Paying Agent to collect such payments in respect of the Securities. The Company will pay cash amounts in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may make such cash payments by check payable in such money.

3.    Paying Agent, Conversion Agent and Registrar.

      Initially, The Bank of New York, a New York banking corporation (the "Trustee"), will act as Paying Agent, Conversion Agent and Registrar. The Company may appoint and change any of the Paying Agent, Conversion Agent or Registrar without notice, other than notice to the Trustee. Neither the Company nor any of its Subsidiaries nor any of their Affiliates may act as Paying Agent, Conversion Agent or Registrar.

4.    Indenture.

      This Security is one of a duly authorized issue of Securities of the Company designated as its [Series A] [Series B] 6.5% Senior Convertible Notes due 2014, issued under the Indenture. The terms of this Security include those stated in the Indenture and those required by or made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended, as in effect on the date of the Indenture. This Security is subject to all such terms, and the Holder of this Security is referred to the Indenture and said Act for a statement of them.

      The Securities are general unsecured obligations of the Company. The aggregate principal amount of Securities that may be issued under the Indenture is limited to $50,000,000.

5.    Repurchase of Securities at the Option of the Holder.

      Subject to the terms and conditions of the Indenture, the Company shall repurchase all or a portion of the Securities (any such portion being at least $1,000 or an integral multiple of $1,000 in excess thereof and provided that no single Security may be repurchased in part unless the portion of the principal amount of such Security to be outstanding after such repurchase is equal to $1,000 or integral multiples of $1,000 in excess thereof) at the option of the Holder on November 1, 2008 (the "Repurchase Date"), at a repurchase price equal to 100% of the principal amount of the Securities to be repurchased, plus interest (and Liquidated Damages, if any) accrued but unpaid to, but excluding, such Repurchase Date (the "Repurchase Price"). At the option of the Company and subject to the provisions set forth in the Indenture, the Repurchase Price may be paid in cash, or subject to the fulfillment by the Company of the conditions set forth in the Indenture, by delivery of shares of Common Stock having a fair market value determined as set forth in the Indenture.

      If a Fundamental Change occurs, the Holder of this Security, at the Holder's option, shall have the right, in accordance with the provisions of the Indenture, to require the Company to repurchase this Security (or any portion of the principal amount hereof that is at least $1,000 or an integral multiple of $1,000 in excess thereof, provided that the portion of the principal amount of this Security to be outstanding after such repurchase is at least equal to $1,000) at a Fundamental Change Repurchase Price equal to 100% of the principal amount thereof plus interest (and Liquidated Damages, if any) accrued to, but excluding, the Fundamental Change Repurchase Date. At the option of the Company and subject to the provisions set forth in the Indenture, the Fundamental Change Repurchase Price may be paid in cash, by delivery of shares of Common Stock having a fair market value equal to the Fundamental Change Repurchase Price (subject to the conditions set forth in the Indenture), or any combination thereof.

6.    Optional Redemption

      The Securities are not redeemable prior to November 1, 2008. On and after November 1, 2008, the Company may, at its option, redeem the Securities in whole at any time or in part from time to time, on any date prior to the Stated Maturity upon at least 30 days' notice and not more than 60 days' notice given in the manner set forth in the Indenture, at a redemption price (the "Optional Redemption Price") equal to 100% of the principal amount of the Securities to be redeemed plus interest (and Liquidated Damages, if any) accrued but unpaid to, but excluding the Redemption Date, plus the Redemption Premium; provided, however, that each such optional redemption may occur only in accordance with the terms set forth in the Indenture and only if (i) on the date that the Company gives such notice, the Closing Price per share of the Common Stock for at least 20 Trading Days of the 30 consecutive Trading Days immediately preceding such date is at least 150% of the Conversion Price then in effect, appropriately adjusted to take into account the occurrence, during such 30 Trading Day period, of any event described in Section 13.3 of the Indenture and (ii) on the date that the Company delivers such Company Notice through the date of redemption, the Common Stock issuable upon conversion of the Securities is either (1) covered by a registration statement covering resales thereof that is effective and available for use and is expected to remain effective and available for use for the 30 days following the date of such notice or (2) eligible to be resold by non-affiliates pursuant to Rule 144(k) under the Securities Act.

7.    Make-Whole Premium

      If a Fundamental Change occurs, Holders of this Security will be entitled to receive the Make-Whole Premium with respect to this Security to the extent this Security is converted during the related Fundamental Change Conversion Period. Subject to the provisions of the Indenture, the Company may, at its option, pay the Make-Whole Premium in Common Stock, cash, the same form of consideration into which all or substantially all of the Common Stock has been converted in connection with the applicable Fundamental Change (valued as set forth in the Indenture), or any combination of the foregoing. If holders of Common Stock have the right to elect the form of consideration received in a Fundamental Change, then for purposes of the foregoing the consideration into which a share of Common Stock has been converted shall be deemed to equal the same percentage of each form of consideration as encompasses the aggregate consideration distributed in respect of all shares of Common Stock participating in the distribution. Subject to the provisions of the Indenture, unless the Company gives notice to the contrary, the Make-Whole Premium shall be paid in shares of Common Stock (or, if applicable, in the same form of consideration into which shares of Common Stock have been converted in connection with the applicable Fundamental Change). The amount of cash to be received shall equal the product of (i) the portion of the Make-Whole Premium to be paid in cash expressed as a number of shares of Common Stock and (ii) the arithmetic average of the Closing Prices per share of the Common Stock on the five Trading Days prior to, but not including, the Effective Date.

8.    Conversion.

      (a) Subject to and in compliance with the provisions of the Indenture, a Holder shall have the right, at such Holder's option, to convert all or any portion (if the portion to be converted is $1,000 or an integral multiple $1,000) of this Security into fully paid and nonassessable shares of Common Stock at the Conversion Price in effect on the Conversion Date. The Conversion Price is subject to adjustment from time to time as set forth in Section 13.3 of the Indenture. In the case of a conversion during a Fundamental Change Conversion Period, Holders electing to convert Securities shall also receive the Make-Whole Premium payable upon such conversion as set forth in Article VI of the Indenture. Holders may surrender Securities for conversion at any time within the Fundamental Change Conversion Period. In the case of a conversion during a Redemption Conversion Period, Holders electing to convert Securities shall also receive the Redemption Premium payable upon such conversion as set forth in Article IV and Article VI of the Indenture. Holders may surrender Securities for conversion at any time within the Redemption Conversion Period. Pursuant to the terms of the Indenture, the Redemption Premium, if any, payable upon conversion of Securities may be paid in the form of cash or additional shares of Common Stock.

      (b) All conversions of this Security shall comply with the provisions of
Article XIII of the Indenture, including without limitation, the provisions relating to the Share Limitation.

      (c) A Security in respect of which a Holder has delivered a Repurchase Notice or Fundamental Change Repurchase Notice, exercising the option of such Holder to require the Company to purchase such Security, may be converted only if such Repurchase Notice or Fundamental Change Repurchase Notice is withdrawn in accordance with the terms of the Indenture.

      (d) To surrender a Security for conversion, a Holder must (1) complete and manually sign the conversion notice below (or complete and manually sign a facsimile of such notice) and deliver such notice to the Conversion Agent, (2) surrender the Security to the Conversion Agent, (3) furnish appropriate endorsements and transfer documents and (4) pay any transfer or similar tax, if required.

      (e) No fractional shares of Common Stock shall be issued upon conversion of any Security. Instead of any fractional share of Common Stock that would otherwise be issued upon conversion of such Security, the Company shall pay a cash adjustment as provided in the Indenture.

9.    Denominations; Transfer; Exchange.

      The Securities are in fully registered form, without coupons, in denominations of $1,000 of principal amount and integral multiples of $1,000. A Holder may register a transfer or exchange of Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements, legal opinions and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not transfer or exchange any Securities in respect of which a Repurchase Notice or Fundamental Change Repurchase Notice has been given and not withdrawn.

10.   Persons Deemed Owners.

      The registered Holder of this Security shall be treated as the owner of this Security for all purposes.

11.   Unclaimed Money or Securities.

      The Trustee and the Paying Agent shall pay to the Company upon written request any money held by them for the payment of any amount with respect to the Securities that remains unclaimed for two years after the date upon which such payment shall have been due. After payment to the Company, Holders entitled to the money or securities must look to the Company for payment as general creditors unless an applicable abandoned property law designates another Person after the date upon which such payment shall have become due.

12.   Amendment; Waiver.

      Subject to certain exceptions set forth in the Indenture, (i) the Indenture, all (but not less than all) of the Securities or the Subsidiary Guarantees may be amended with the written consent of the Holders of at least a majority in aggregate principal amount of the outstanding Securities and (ii) certain defaults may be waived with the written consent of the Holders of a majority in aggregate principal amount of the outstanding Securities. The Indenture, all (but not less than all) of the Securities and the Subsidiary Guarantees may also be amended by the Company and the Trustee, without the consent of any Holder, in certain circumstances set forth in the Indenture; provided, however, that certain provisions of the Indenture and the Securities may not be amended without the consent of each affected Holder.

13.   Defaults and Remedies.

      If any Event of Default with respect to the Securities shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

14.   Trustee Dealings with the Company.

      Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

15.   No Recourse Against Others.

      A director, officer, employee, stockholder, member, manager, limited partner or general partner (and their respective Affiliates, other than the Company or any Guarantor), as such, of the Company or any Guarantor shall not have any liability for any obligations of the Company under the Securities, the Subsidiary Guarantees or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting this Security, each Securityholder shall waive and release all such liability. The waiver and release shall be part of the consideration for the issue of this Security.

16.   Authentication.

      This Security shall not be valid until an authorized signatory of the Trustee manually signs the Trustee's Certificate of Authentication on the other side of this Security.

17.   Abbreviations.

      Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors
Act).

18.   GOVERNING LAW.

      THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE INDENTURE AND THIS SECURITY.

19.   Requests for Copies.

      The Company will furnish to any Securityholder upon written request and without charge a copy of the Indenture and, if requested, a copy of this Security in larger type. Requests may be made to:

      Integrated Electrical Services, Inc.
      1800 West Loop South, Suite 500
      Houston, Texas 77027-3233
      Attention: Chief Financial Officer
      Facsimile: (713) 860-1599
      Telephone: (713) 860-1500

20.   Registration Rights.

      The Holders of the Securities are entitled to the benefits of the Registration Rights Agreement, dated as of November 24, 2004, between the Company and the purchasers identified on the signature pages thereto, including the receipt of Liquidated Damages (as defined in such agreement).

ASSIGNMENT FORM                           CONVERSION NOTICE

To assign this Security, fill in the      To convert this Security into Common
form below:                               Stock of the Company, check the box [
                                          ].

I or we assign and transfer this          To convert only part of this
Security to                               Security, state the principal amount
_________________________                 to be converted (which must be $1,000
_________________________                 or an integral multiple of $1,000):
(Insert assignee's soc. sec. or tax
ID no.)                                   If you want the stock certificate
_________________________                 made out in another person's name
_________________________                 fill in the form below:
_________________________
(Print or type assignee's name,           _________________________
address and zip code)                     _________________________

and irrevocably appoint                   (Insert the other person's soc. sec.
                                          tax ID no.)
____________________ agent to
transfer this Security on the books       _________________________
of the Company. The agent may             _________________________
substitute another to act for him.        _________________________
                                          _________________________
                                          _________________________
                                          (Print or type other person's name,
                                          address and zip code)

                                          The undersigned, on behalf of itself
                                          and its affiliates, hereby represents
                                          to the Company that upon and
                                          immediately after the conversion of
                                          Securities into shares of Common
                                          Stock, it and its affiliates are and
                                          will be in compliance with the Share
                                          Limitation applicable to such
                                          Securities pursuant to paragraph 8 of
                                          this Security.

Date: __________  Your Signature: _________________________________
_________________________________________________________________________
   (Sign exactly as your name appears on the other side of this Security) Signature Guaranteed

_____________________________________
Participant in a Recognized Signature
Guarantee Medallion Program

By: _____________________________
        Authorized Signatory

                    ELECTION OF HOLDER TO REQUIRE REPURCHASE

      Pursuant to Section 3.4 of the Indenture, the undersigned hereby elects to have this Security repurchased by the Company.

Dated:

__________________________________________

__________________________________________

Signature(s)

Signature(s) must be guaranteed by an
Eligible Guarantor Institution with
membership in an approved signature
guarantee program pursuant to Rule
17Ad-15 under the Securities Exchange
Act of 1934.

__________________________________________
Signature Guaranteed

Principal amount to be repurchased (at
least U.S. $1,000 or an integral
multiple of $1,000 in excess thereof):
___________________

Remaining principal amount following
such repurchase (not less than U.S.
$1,000):

-------------------

NOTICE: The signature to the foregoing Election must correspond to the Name as written upon the face of this Security in every particular, without alteration or any change whatsoever.

             SCHEDULE OF INCREASES AND DECREASES OF GLOBAL SECURITY

    Initial Principal Amount of Global Security: ____________($___________).

                                                           Principal Amount of
            Amount of Increase     Amount of Decrease in     Global Security            Notation by
            in Principal Amount     Principal Amount of    After Increase or           Registrar or
Date        of Global Security       Global Security            Decrease            Security Custodian
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT B

                     [FORM OF FACE OF CERTIFICATED SECURITY]

THE SECURITY EVIDENCED BY THIS CERTIFICATE AND ANY SHARES OF COMMON STOCK ISSUABLE UPON THE CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ACQUISITION HEREOF, THE HOLDER:

(1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (A "QIB"); (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) (AN "IAI"); OR (C) IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT;

(2) AGREES THAT (I) IT WILL NOT, PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE UNDER RULE 144(k) (TAKING INTO ACCOUNT THE PROVISIONS OF RULE 144(d) UNDER THE SECURITIES ACT, IF APPLICABLE) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS SECURITY, RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A PERSON WHOM SUCH SELLER REASONABLY BELIEVES TO BE A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) TO PERSONS OTHER THAN U.S. PERSONS OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT,
(D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (E) TO A PERSON WHOM SUCH SELLER REASONABLY BELIEVES TO BE AN IAI OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, SUBJECT TO THE OBLIGATION OF SUCH HOLDER TO FURNISH THE COMPANY AND THE TRUSTEE SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS MAY BE REQUIRED PURSUANT TO THE INDENTURE AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AND (II) IT WILL, AFTER THE EXPIRATION OF THE HOLDING PERIOD REFERRED TO UNDER RULE 144(k) (TAKING INTO ACCOUNT THE PROVISIONS OF RULE 144(d) UNDER THE SECURITIES ACT, IF APPLICABLE) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS SECURITY, PROVIDE A REPRESENTATION TO THE COMPANY THAT IT HAS HELD THE SECURITY EVIDENCED BY THIS CERTIFICATE FOR A PERIOD OF TWO YEARS AND IS NOT AN AFFILIATE (AS SUCH TERM IS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) PRIOR TO ANY RESALE OR TRANSFER OF THIS SECURITY;

(3) AGREES THAT IT WILL NOTIFY EACH PERSON TO WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE (2)(I)(F) ABOVE) OF THE RESALE RESTRICTIONS CONTAINED IN THIS LEGEND;

AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANING GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS SECURITY IN VIOLATION OF THE FOREGOING RESTRICTIONS.

THE FOREGOING LEGEND MAY BE REMOVED FROM THIS SECURITY ON SATISFACTION OF THE CONDITIONS SPECIFIED IN THE INDENTURE.

                      INTEGRATED ELECTRICAL SERVICES, INC.

          [Series A] [Series B] 6.5% Senior Convertible Notes due 2014

No.                                                   CUSIP: ________
Issue Date: ________ __, 20__                         Principal Amount:  $

      INTEGRATED ELECTRICAL SERVICES, INC., a Delaware corporation, promises to pay to ______________________ or registered assigns, the principal amount of ______________________ DOLLARS ($_____________) on November 1, 2014.

      Interest Payment Dates: May 1 and November 1, commencing May 1, 2005.

      Record Dates: April 15 and October 15.

      Reference is hereby made to the further provisions of this Security set forth on the reverse side of this Security, which further provisions shall for all purposes have the same effect as if set forth at this place.

      The Company hereby designates this Security as "Designated Senior Indebtedness" for purposes of the Indenture dated as of January 28, 1999 under which the Company's 9-3/8% Senior Subordinated Notes, Series A and Series B, due 2009 are issued and for purposes of the Indenture dated as of May 29, 2001 under which the Company's 9-3/8% Senior Subordinated Notes, Series A and Series B, due 2009 are issued.

      IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: ________ __, 20__                INTEGRATED ELECTRICAL SERVICES, INC.

                                        By:_________________________________
                                        Title:______________________________

TRUSTEE'S CERTIFICATE OF AUTHENTICATION
THE BANK OF NEW YORK, a New York banking corporation, as Trustee, certifies that this is one of the Securities referred to in the within-mentioned Indenture.

By ________________________
     Authorized Signatory
Dated: ________ __, 20__

      [FORM OF REVERSE OF CERTIFICATED SECURITY IS IDENTICAL TO EXHIBIT A]

                                                                       EXHIBIT C

                      Integrated Electrical Services, Inc.

          [Series A] [Series B] 6.5% Senior Convertible Notes due 2014

                              Transfer Certificate

      In connection with any transfer of any of the Securities within the period prior to the expiration of the holding period applicable to the sales thereof under Rule 144(k) under the Securities Act of 1933, as amended (the "Securities Act") (or any successor provision) (other than any transfer pursuant to a registration statement that has been declared effective under the Securities
Act), the undersigned registered owner of this Security hereby certifies with respect to $____________ principal amount of the above-captioned Securities presented or surrendered on the date hereof (the "Surrendered Securities") for registration of transfer, or for exchange or conversion where the securities issuable upon such exchange or conversion are to be registered in a name other than that of the undersigned registered owner (each such transaction being a "transfer"), that such transfer complies with the restrictive legend set forth on the face of the Surrendered Securities for the reason checked below:

      [_] A transfer of the Surrendered Securities is made to Integrated Electrical Services, Inc. (the "Company") or any of its Subsidiaries;

      [_] The transfer of the Surrendered Securities complies with Rule 144A under the Securities Act;

      [_] The transfer of the Surrendered Securities is pursuant to an effective registration statement under the Securities Act;

      [_] The transfer of the Surrendered Securities is being effected to an Institutional Accredited Investor and pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A, Rule 144 or Rule 904, and the transferor hereby further certifies that it has not engaged in any general solicitation within the meaning of Regulation D under the Securities Act and the transfer complies with the transfer restrictions applicable to beneficial interests in a Restricted Security under the Indenture and the requirements of the exemption claimed, which certification is supported by (1) a certificate executed by the transferee in the form of Exhibit D to the Indenture and (2) an opinion of counsel provided by the transferor or the transferee (a copy of which the transferor has attached to this certification), to the effect that such transfer is in compliance with the Securities Act; or

      [_] The transfer of the Surrendered Securities is pursuant to another available exemption from the registration requirement of the Securities Act;

and unless such Securities are being transferred to the Company or a subsidiary thereof, the undersigned confirms that, to the undersigned's knowledge, such Securities are not being transferred to an "affiliate" of the Company as defined in

Rule 144 under the Securities Act (an "Affiliate"). Capitalized terms used but not defined herein have the meanings set forth in the Indenture.

      Unless one of the boxes above is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof.

DATE: __________________________________
      Signature(s)

Notice: Signature must conform to name written on face of Security.

      (If the registered owner is a corporation, partnership or fiduciary, the title of the person signing on behalf of such registered owner must be stated.)

Signature(s) must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Securities Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Securities Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

_______________________
Signature Guarantee

                                                                       EXHIBIT D

                            FORM OF CERTIFICATE FROM
                  ACQUIRING INSTITUTIONAL ACCREDITED INVESTOR

Integrated Electrical Services, Inc.
1800 West Loop South, Suite 500
Houston, Texas 77027-3233
Attention: Chief Financial Officer

[Registrar address block]

      Re: [Series A] [Series B] 6.5% Senior Convertible Notes due 2014

      Reference is hereby made to the Indenture, dated as of November 24, 2004 (the "Indenture"), among Integrated Electrical Services, Inc., as issuer (the "Company"), the Guarantors party thereto and The Bank of New York, a New York banking corporation, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

In connection with our proposed purchase of $____________ aggregate principal amount of:

(a) [ ] a beneficial interest in a Global Security, or

(b) [ ] a Certificated Security,

we confirm that:

      1. We understand that any subsequent transfer of the Securities or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and the undersigned agrees to be bound by, and not to resell or otherwise transfer the Securities or any interest therein except in compliance with, such restrictions and conditions and the Securities Act of 1933, as amended (the "Securities Act").

      2. We understand that the offer and sale of the Securities have not been registered under the Securities Act, and that the Securities and any interest therein may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell the Securities or any interest therein, we will do so only (A) to the Company or any subsidiary thereof, (B) in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (C) to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to you and to the Company a signed letter substantially in the form of this letter and an opinion of legal counsel in form reasonably acceptable to the Company to the effect that such transfer is in compliance with the Securities Act, (D) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, (E) pursuant to the provisions of Rule 144(k) under the Securities Act or (F) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any Person purchasing the Certificated Security or beneficial interest in a Global Security from us in a transaction meeting the requirements of clauses (A) through (E) of this paragraph a notice advising such purchaser that resales thereof are restricted as stated herein.

      3. We understand that, on any proposed resale of the Securities or beneficial interest therein, we will be required to furnish to you and the Company such certifications, legal opinions and other information as you and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Securities purchased by us will bear a legend to the foregoing effect.

      4. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Securities, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

      5. We are acquiring the Securities or beneficial interest therein purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

      You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                 ______________________________________________
                                        [Insert Name of Accredited Investor]

                                 By:___________________________________________
                                  Name:
                                  Title:

Dated: _______________________

                                                                       EXHIBIT E

Integrated Electrical Services, Inc.
[Series A] [Series B] 6.5% Senior Convertible Notes due 2014
Exchange Certificate

      In connection with the exchange of a Certificated Security for an interest in a Global Security pursuant to Section 2.12(a)(iv) of the Indenture representing $____________ principal amount of the above-captioned Securities presented or surrendered on the date hereof (the "Surrendered Securities"), the undersigned registered owner of this Security hereby certifies that either:

      [_] the undersigned is a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"); or

      [_] The Surrendered Securities are being transferred and such transfer complies with Rule 144A under the Securities Act and unless the box below is checked, the undersigned confirms that, to the undersigned's knowledge, such Securities are not being transferred to an "affiliate" of the Company as defined in Rule 144 under the Securities Act (an "Affiliate").

      [_]   The transferee is an Affiliate of the Company.

DATE: __________________________________
      Signature(s)

(If the registered owner is a corporation, partnership or fiduciary, the title of the person signing on behalf of such registered owner must be stated.)

Signature Guaranteed

______________________________________
Participant in a Recognized Signature

                                                                       EXHIBIT F

                    COMMON STOCK RESTRICTED SECURITIES LEGEND

THE SHARES OF COMMON STOCK EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ACQUISITION HEREOF, THE HOLDER:

(1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (A "QIB"); (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) (AN "IAI"); OR (C) IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT;

(2) AGREES THAT (I) IT WILL NOT, PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE UNDER RULE 144(k) (TAKING INTO ACCOUNT THE PROVISIONS OF RULE 144(d) UNDER THE SECURITIES ACT, IF APPLICABLE) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS SECURITY, RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A PERSON WHOM SUCH SELLER REASONABLY BELIEVES TO BE A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) TO PERSONS OTHER THAN U.S. PERSONS OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT,
(D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (E) TO A PERSON WHOM SUCH SELLER REASONABLY BELIEVES TO BE AN IAI OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, SUBJECT TO THE RIGHT OF THE COMPANY AND THE TRUSTEE TO REQUIRE DELIVERY OF SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS MAY BE NECESSARY TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AND (II) IT WILL, AFTER THE EXPIRATION OF THE HOLDING PERIOD REFERRED TO UNDER RULE 144(k) (TAKING INTO ACCOUNT THE PROVISIONS OF RULE 144(d) UNDER THE SECURITIES ACT, IF APPLICABLE) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS SECURITY, PROVIDE A REPRESENTATION TO THE COMPANY THAT IT HAS HELD THE SECURITY EVIDENCED BY THIS CERTIFICATE FOR A PERIOD OF TWO YEARS AND IS NOT AN AFFILIATE (AS SUCH TERM IS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) PRIOR TO ANY RESALE OR TRANSFER OF THIS SECURITY;

(3) AGREES THAT IT WILL NOTIFY EACH PERSON TO WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE (2)(I)(F) ABOVE) OF THE RESALE RESTRICTIONS CONTAINED IN THIS LEGEND;

AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANING GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS SECURITY IN VIOLATION OF THE FOREGOING RESTRICTIONS.

THE FOREGOING LEGEND MAY BE REMOVED FROM THIS SECURITY ON SATISFACTION OF THE CONDITIONS SPECIFIED IN THE INDENTURE.

                                                                       EXHIBIT G

                    FORM OF NOTATION OF SUBSIDIARY GUARANTEE

For value received, each Guarantor (which term includes any successor Person under the Indenture) has, jointly and severally, fully and unconditionally and irrevocably guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture dated as of November 24, 2004 (the "Indenture") among Integrated Electrical Services, Inc. (the "Company"), the Guarantors party thereto and The Bank of New York, a New York banking corporation, as trustee (the "Trustee"), (a) the due and punctual payment of the principal, Repurchase Price or Fundamental Change Repurchase Price of, and the Make-Whole Premium (only to the extent not otherwise satisfied by the Company in other than cash in accordance with the applicable Company Notice), Redemption Premium, if any, and Liquidated Damages, if any, and interest on, the Securities, whether at maturity, by acceleration, redemption, repurchase or otherwise, the due and punctual payment of interest on overdue principal of and interest on the Securities, if any, and, to the extent permitted by law, the due and punctual performance of all other obligations of the Company to the Holders (other than the Company's obligations under Article XIII) or the Trustee all in accordance with the terms of the Indenture and (b) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. The obligations of the Guarantors to the Holders of Securities and to the Trustee pursuant to the Subsidiary Guarantee and the Indenture are expressly set forth in Article XII of the Indenture and reference is hereby made to the Indenture for the precise terms of the Subsidiary Guarantee. The Subsidiary Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

Capitalized terms used but not defined herein have the meanings given to them in the Indenture.

                                     [NAME OF GUARANTOR]

                                     By:
                                        Name:
                                        Title:

                                                                       EXHIBIT H

                         FORM OF SUPPLEMENTAL INDENTURE
                    TO BE DELIVERED BY SUBSEQUENT GUARANTORS

      SUPPLEMENTAL INDENTURE (this "Supplemental Indenture"), dated as of _______________, 200__, among [NAME OF SUBSIDIARY] (the "Guaranteeing Subsidiary"), a subsidiary of Integrated Electrical Services, Inc. (or its permitted successor), a Delaware corporation (the "Company"), the other Guarantors (as defined in the Indenture referred to herein) and The Bank of New York, a New York banking corporation, as trustee under the Indenture referred to below (the "Trustee").

                               W I T N E S S E T H

      WHEREAS, the Company and the Guarantors have heretofore executed and delivered to the Trustee an indenture (the "Indenture"), dated as of November 24, 2004 providing for the issuance of Series A 6.5% Senior Convertible Securities due 2014 and Series B 6.5% Senior Convertible Securities due 2014 (collectively, the "Securities");

      WHEREAS, the Indenture provides that under certain circumstances the Guaranteeing Subsidiary shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiary shall unconditionally guarantee all of the Company' obligations (only to the extent not otherwise satisfied by the Company in other than cash in accordance with the applicable Company Notice) under the Securities and the Indenture on the terms and conditions set forth herein and in the Indenture (the "Subsidiary Guarantee"); and

      WHEREAS, pursuant to Section 11 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

      NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guaranteeing Subsidiary and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Securities as follows:

      1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

      2. AGREEMENT TO GUARANTEE. The Guaranteeing Subsidiary hereby agrees to provide an unconditional Guarantee on the terms and subject to the conditions set forth in the Subsidiary Guarantee and in the Indenture including but not limited to Article XII thereof. The obligations of the Guaranteeing Subsidiary to the Holders of Securities and to the Trustee pursuant to the Subsidiary Guarantee and the Indenture are expressly set forth in Article XII of the Indenture and reference is hereby made to the Indenture for the precise terms of the Subsidiary Guarantee. This Guarantee shall not be discharged except by complete performance of the obligations contained in the Notes and the Indenture.

      4. NO RECOURSE AGAINST OTHERS. No past, present or future director, officer, employee, incorporator, stockholder or agent of the Guaranteeing Subsidiary, as such, shall have any liability for any obligations of the Company or any Guaranteeing Subsidiary under the Securities, any Subsidiary Guarantees, the Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Securities by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Securities.

      5. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      6. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

      7. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

      8. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiary and the Company.

      IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

Dated: _______________, 20___

                                      [GUARANTEEING SUBSIDIARY]

                                      By: _______________________________
                                          Name:
                                          Title:

                                      INTEGRATED ELECTRICAL SERVICES, INC.

                                      By: _______________________________
                                          Name:
                                          Title:

                                      [EXISTING GUARANTORS]

                                      By: _______________________________
                                          Name:
                                          Title:

                                      [TRUSTEE],
                                       as Trustee

                                      By: _______________________________
                                          Authorized Signatory

                                      H-3